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                              Prospectus 1

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Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
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     This prospectus describes Lincoln VULONE, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The
Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        20
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        21
    Rider Charges.................................        21
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right To Examine Period.......................        23
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        24
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        28
    Termination of Coverage.......................        28
    State Regulation..............................        28
PREMIUMS..........................................        28
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        29
    Policy Values.................................        29
DEATH BENEFITS....................................        30
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        31
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        33
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        34
    Reinstatement of a Lapsed Policy..............        34
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        38
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        38
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40

2
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POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual


                                                                               3
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promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.


4
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
                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a Premium.                8.0% of each Premium Payment.1
 imposed on Premiums
 (Premium Load)
 Surrender Charge*2             Upon full surrender of your
                                Policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The Surrender Charge ranges from a maximum
  Minimum Charge                                                       of $49.12 to a minimum of $0.00 per $1,000 of
                                                                       Specified Amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum Surrender Charge is $33.11 per
                                                                       $1,000 of Specified Amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum Surrender Charge is $28.11 per
                                                                       $1,000 of Specified Amount.
 Partial Surrender Fee          When you take a Partial                The lesser of $25 or 2% of the amount
                                Surrender of your Policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.

  2 During the life of the policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of Net Amount at Risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of Net Amount at Risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.3
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten Policy Years from issue date or
  Minimum Charge                                                 increase in Specified Amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.54 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount to a minimum of $0.01 per $1,000 of
                                                                 Initial Specified Amount or increase in Specified
                                                                 Amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.05 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the Loan
                                                                 Account.4

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

     3 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in Policy Years 11 and beyond.

     4 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of Monthly Deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of term
                                                   specified amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of term
                                                   specified amount or increase in term specified
                                                   amount to a maximum of $0.54 per $1,000 of
                                                   term specified amount or increase in term
                                                   specified amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of Net Amount at Risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of Net Amount at Risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.05 per $1,000 of
                                                   term specified amount.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider

      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                      Amount
          Charge                 is Deducted                     Deducted
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 5         0.28%
 (12b-1) fees, and other expenses.

  5 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 21, 2012. Consult your financial advisor.

     o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

     o DWS Equity 500 Index VIP Portfolio (Class A): Replicate S&P 500 (Reg.
       TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP Portfolio (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Equity-Income Portfolio (Service Class): Reasonable income.
       This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing policy owners as of May 16,
2011. Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

     o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.

     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

     o Balanced Portfolio (Service Shares): Long-term growth balanced by current income.
       This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

     o Enterprise Portfolio (Service Shares): Long-term growth.
       This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income. (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.
       (formerly LVIP Total Bond Fund)

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth.
       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)

     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)*

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

        o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

        o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

     o Core Equity Series (Initial Class): Capital appreciation.
       This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

     o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o Mid-Cap Intrinsic Value Portfolio (I Class): Long-term growth. (formerly Regency Portfolio)
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and later. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment."



Surrender Charges

A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

The Surrender Charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $49.12 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a Partial Surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a policy decrease, the Surrender Charge will be calculated as the entire amount shown in the Policy specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the policy's value.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from policy issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $0.54 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account Value in all years.



Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term specified amount or increase in term specified amount.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.

Right To Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.

If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy Owners or as applicable to all policy Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced cash Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced cash Surrender Value for Partial Surrenders and loans. There is no charge for this rider.

Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your Policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. There is a monthly expense charge per $1,000 of term specified amount or increase in term specified amount.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your Policy lapses;

3) when your Policy is fully surrendered;

4) the date you request to decrease the term insurance benefit amount to zero;
or

5) upon death of the insured.

If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.

No-Lapse Enhancement Rider. We will automatically issue this rider with your Policy. There is no charge for this rider. In certain states, the rider may be provided under a different name. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

Under this rider, your Policy will not lapse as long as the rider no-lapse value, less any Indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the Policy. We calculate the rider no-lapse value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.

During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.Depending on the state in which your policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.



Continuation of Coverage

If the insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the insured attains age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any Indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of Premium paid and the
              the Owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln

Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider no-lapse value, less any Indebtedness, is greater than zero.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Enhancement Rider, and a policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the Policy from lapsing.

Availability of the No-Lapse Enhancement Rider may vary in some states. Where available, there is no charge for this feature.



Reinstatement of a Lapsed Policy

If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy Lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

                                   SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for


                            Lincoln VULONE product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



            The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULONE product prospectus.


                         TABLE OF CONTENTS OF THE SAI




Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5
    Assignment.................................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Change of Ownership........................             5
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Gender..............             7
    Suicide....................................             7
    Estate Tax Repeal Rider....................             7
ADDITIONAL INFORMATION ABOUT
CHARGES........................................             7
    Surrender Charges..........................             7
PERFORMANCE DATA...............................             8
FINANCIAL STATEMENTS...........................             9
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $48,112,422 in 2011, $40,781,691 in 2010 and $31,325,797 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.

Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company follow.

                                  Prospectus 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE2005, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The
Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Fixed Account Asset Charge....................        19
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right To Examine Period.......................        22
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        28
    Termination of Coverage.......................        28
    State Regulation..............................        28
PREMIUMS..........................................        29
    Allocation of Net Premium Payments............        29
    Planned Premiums; Additional Premiums.........        29
    Policy Values.................................        29
DEATH BENEFITS....................................        31
    Death Benefit Options.........................        31
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        31
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        33
    Partial Surrender.............................        33
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        35
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        36
    Policies That Are MECs........................        37
    Policies That Are Not MECs....................        37
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        41

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a Premium.                7.0% of each Premium Payment.1
 imposed on Premiums
 (Premium Load)
 Surrender Charge*2             Upon full surrender of your
                                Policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The Surrender Charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       Specified Amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum Surrender Charge is $32.97 per
                                                                       $1,000 of Specified Amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum Surrender Charge is $27.97 per
                                                                       $1,000 of Specified Amount.
 Partial Surrender Fee          When you take a Partial                The lesser of $25 or 2% of the amount
                                Surrender of your Policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.

  2 During the life of the policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of Net Amount at Risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of Net Amount at Risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten Policy Years from issue date or
  Minimum Charge                                                 increase in Specified Amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $1.25 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount to a minimum of $0.01 per $1,000 of
                                                                 Initial Specified Amount or increase in Specified
                                                                 Amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the Loan
                                                                 Account.2

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

     1 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in Policy Years 11 and beyond.

     2 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of Monthly Deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of term
                                                   specified amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of term
                                                   specified amount or increase in term specified
                                                   amount to a maximum of $1.25 per $1,000 of
                                                   term specified amount or increase in term
                                                   specified amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of Net Amount at Risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of Net Amount at Risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.08 per $1,000 of
                                                   term specified amount.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider

                 Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                               Amount
           Charge                         is Deducted                              Deducted
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        Accumulation Value.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 3         0.28%
 (12b-1) fees, and other expenses.

  3 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital .
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 21, 2012. Consult your financial advisor.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

     o DWS Equity 500 Index VIP Portfolio (Class A): Replicate S&P 500 (Reg.
       TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP Portfolio (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
       & Research Company and FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing policy owners as of May 16,
2011. Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.

     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. This fund is available only to existing policy owners as of May 21,
  2007. Consult your financial advisor.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income. (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
       (formerly LVIP Total Bond Fund)

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management Inc.)

     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date appraoches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

     o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

     o Mid-Cap Intrinsic Value Portfolio (I Class): Long-term growth. (formerly Regency Portfolio)
       This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment."



Surrender Charges

A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

The Surrender Charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a Partial Surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a policy decrease, the Surrender Charge will be calculated as the entire amount shown in the Policy specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the policy's value.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from policy issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $1.25 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account Value in all years.



Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term specified amount or increase in term specified amount.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right To Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.

If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts.

While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy Owners or as applicable to all policy Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced cash Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced cash Surrender Value for Partial Surrenders and loans. There is no charge for this rider.

Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your Policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. There is a monthly expense charge per $1,000 of term specified amount or increase in term specified amount.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your Policy lapses;

3) when your Policy is fully surrendered;

4) the date you request to decrease the term insurance benefit amount to zero;
or

5) upon death of the insured.

If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.

No-Lapse Enhancement Rider: We will automatically issue this rider with your Policy. In certain states, the rider may be provided under a different name. There is no charge for this rider.This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

Under this rider, your Policy will not lapse as long as the rider no-lapse value, less any Indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the Policy. We calculate the rider no-lapse value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.

You will select a guaranteed minimum death benefit on the application for your Policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the rider. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit must be at least 70% of the Initial Specified Amount for the Policy. If the policy Specified Amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the guaranteed minimum death benefit will not automatically increase.

You may choose to increase the guaranteed minimum death benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your Policy. We will limit the amount of any increase so that the guaranteed minimum death benefit will not be more than the lesser of the current Specified Amount or the Initial Specified Amount of the Policy, shown in the policy specifications. Any increase in the guaranteed minimum death benefit will be effective on the next Monthly Anniversary Day following our approval of the increase.

During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.Depending on the state in which your policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

If your Policy is issued on or after May 22, 2006, we will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.

PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the insured attains age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.

DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any Indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of Premium paid and the
              the Owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider no-lapse value, less any Indebtedness, is greater than zero.

There is no difference in the calculation of policy values between a policy that has the rider and a policy that does not. This is true whether or not the rider is active and keeping the policy from lapsing.

There is no difference in the calculation of death benefit between a policy that has the rider and a policy that does not, as long as the rider is not actively keeping the policy from lapsing. The death benefit will be based on the Specified Amount of the Policy.

If the rider is actively keeping the Policy from lapsing, the death benefit is the guaranteed minimum death benefit less any Indebtedness and Partial Surrenders, which may be less than the Specified Amount of the Policy.

Availability of the No-Lapse Enhancement Rider may vary in some states. There is no charge for this feature.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy Lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the

Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

                                SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for


                          Lincoln VULONE2005 product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



            The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULONE2005 product prospectus.


                         TABLE OF CONTENTS OF THE SAI




Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5
    Assignment.................................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Change of Ownership........................             5
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Gender..............             7
    Suicide....................................             7
    Estate Tax Repeal Rider....................             7
ADDITIONAL INFORMATION ABOUT
CHARGES........................................             7
    Surrender Charges..........................             7
PERFORMANCE DATA...............................             8
FINANCIAL STATEMENTS...........................             9
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $48,112,422 in 2011, $40,781,691 in 2010 and $31,325,797 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.

Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we

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categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

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In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").


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As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

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The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments

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and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
ABVPSF Global Thematic Growth Class A          $ 2,300,347     $     8      $ 2,300,355     $   --         $   75      $ 2,300,280
ABVPSF Growth and Income Class A                12,381,927          --       12,381,927        556            431       12,380,940
ABVPSF International Value Class A               6,510,140       8,682        6,518,822         --            178        6,518,644
ABVPSF Large Cap Growth Class A                  2,053,419          51        2,053,470         --             79        2,053,391
ABVPSF Small/Mid Cap Value Class A              12,965,182          --       12,965,182      5,406            440       12,959,336
American Century VP Inflation Protection
   Class I                                      16,720,828          --       16,720,828      1,601            516       16,718,711
American Funds Global Growth Class 2            16,957,913          --       16,957,913      5,358            504       16,952,051
American Funds Global Small Capitalization
   Class 2                                      22,260,428      16,652       22,277,080         --            711       22,276,369
American Funds Growth Class 2                   98,588,005      24,141       98,612,146         --          3,253       98,608,893
American Funds Growth-Income Class 2            80,279,937          --       80,279,937        290          2,597       80,277,050
American Funds International Class 2            45,710,082       1,795       45,711,877         --          1,482       45,710,395
BlackRock Global Allocation V.I. Class I        18,510,066       2,057       18,512,123         --            478       18,511,645
Delaware VIP Diversified Income Standard
   Class                                        29,543,904       1,250       29,545,154         --            880       29,544,274
Delaware VIP Emerging Markets Standard Class    23,897,042      20,581       23,917,623         --            719       23,916,904
Delaware VIP High Yield Standard Class          18,315,799       8,784       18,324,583         --            630       18,323,953
Delaware VIP Limited-Term Diversified
   Income Standard Class                         7,297,018       8,924        7,305,942         --            174        7,305,768
Delaware VIP REIT Standard Class                25,386,604       2,776       25,389,380         --            838       25,388,542
Delaware VIP Small Cap Value Standard Class     36,255,348       2,293       36,257,641         --          1,221       36,256,420
Delaware VIP Smid Cap Growth Standard Class     19,640,898          --       19,640,898      4,745            624       19,635,529
Delaware VIP U.S. Growth Standard Class          2,005,476       1,247        2,006,723         --             51        2,006,672
Delaware VIP Value Standard Class               13,643,603       9,242       13,652,845         --            461       13,652,384
DWS VIP Alternative Asset Allocation Plus
   Class A                                       2,668,536          --        2,668,536      2,129             92        2,666,315
DWS VIP Equity 500 Index Class A                36,394,217       1,061       36,395,278         --          1,219       36,394,059
DWS VIP Small Cap Index Class A                  9,145,483          --        9,145,483      5,862            330        9,139,291
Fidelity VIP Asset Manager Initial Class           735,568          --          735,568         --             22          735,546
Fidelity VIP Contrafund Service Class           53,872,879          --       53,872,879      1,390          1,697       53,869,792
Fidelity VIP Equity-Income Initial Class         2,181,592          --        2,181,592         64             67        2,181,461
Fidelity VIP Equity-Income Service Class         5,471,519          --        5,471,519      5,913            221        5,465,385
Fidelity VIP Growth Service Class                7,104,098          --        7,104,098      1,583            242        7,102,273
Fidelity VIP Growth Opportunities Service
   Class                                         2,522,401          --        2,522,401        103             62        2,522,236
Fidelity VIP High Income Service Class           1,423,962          48        1,424,010         --             42        1,423,968
Fidelity VIP Investment Grade Bond Initial
   Class                                         1,709,875          --        1,709,875        110             52        1,709,713
Fidelity VIP Mid Cap Service Class              13,986,543       4,515       13,991,058         --            405       13,990,653
Fidelity VIP Overseas Service Class              4,755,934         541        4,756,475         --            161        4,756,314
FTVIPT Franklin Income Securities Class 1       10,137,570       4,568       10,142,138         --            248       10,141,890
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                           10,022,095       8,281       10,030,376         --            336       10,030,040
FTVIPT Mutual Shares Securities Class 1          9,474,495       2,300        9,476,795         --            207        9,476,588
FTVIPT Templeton Foreign Securities Class 1      1,710,435          --        1,710,435         66             52        1,710,317
FTVIPT Templeton Foreign Securities Class 2      3,584,331       1,889        3,586,220         --            105        3,586,115
FTVIPT Templeton Global Bond Securities
   Class 1                                      10,958,542          --       10,958,542        681            364       10,957,497
FTVIPT Templeton Growth Securities Class 1       6,128,083       4,504        6,132,587         --            223        6,132,364
FTVIPT Templeton Growth Securities Class 2       1,310,774          35        1,310,809         --             37        1,310,772
Invesco V.I. Capital Appreciation Series I       9,893,098          --        9,893,098      6,550            291        9,886,257
Invesco V.I. Core Equity Series I               14,223,525          --       14,223,525      7,966            421       14,215,138
Invesco V.I. Diversified Income Series I           696,944          --          696,944        182             21          696,741
Invesco V.I. International Growth Series I       5,412,806          --        5,412,806        220            173        5,412,413
Janus Aspen Series Balanced Institutional
   Class                                         9,841,812       1,305        9,843,117         --            278        9,842,839
Janus Aspen Series Balanced Service Class        7,960,113          --        7,960,113         --            321        7,959,792

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
Janus Aspen Series Enterprise Service Class    $ 3,036,783     $   385      $ 3,037,168      $ --          $  108      $ 3,037,060
Janus Aspen Series Global Technology Service
   Class                                         1,251,435         511        1,251,946        --              38        1,251,908
Janus Aspen Series Worldwide Institutional
   Class                                         7,993,399          --        7,993,399       553             208        7,992,638
Janus Aspen Series Worldwide Service Class       1,849,863          --        1,849,863        --              77        1,849,786
LVIP Baron Growth Opportunities Standard
   Class                                           686,792          --          686,792        --              27          686,765
LVIP Baron Growth Opportunities Service
   Class                                         7,844,395      20,485        7,864,880        --             229        7,864,651
LVIP BlackRock Inflation Protected Bond
   Standard Class                                3,496,289       4,813        3,501,102        --              75        3,501,027
LVIP Capital Growth Standard Class               1,710,217       5,875        1,716,092        --              29        1,716,063
LVIP Cohen & Steers Global Real Estate
   Standard Class                                4,722,901       5,857        4,728,758        --             129        4,728,629
LVIP Columbia Value Opportunities Standard
   Class                                           864,441          --          864,441        --              20          864,421
LVIP Delaware Bond Standard Class               68,706,128      11,998       68,718,126        --           2,301       68,715,825
LVIP Delaware Diversified Floating Rate
   Standard Class                                1,295,195          --        1,295,195        --              25        1,295,170
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                     3,080,417           2        3,080,419        --             112        3,080,307
LVIP Delaware Growth and Income Standard
   Class                                         1,923,910          17        1,923,927        --              59        1,923,868
LVIP Delaware Social Awareness Standard Class    2,965,700       3,988        2,969,688        --              94        2,969,594
LVIP Delaware Special Opportunities
   Standard Class                                3,562,867          --        3,562,867       139             102        3,562,626
LVIP Dimensional Non-U.S. Equity Standard
   Class                                           365,524      13,693          379,217        --               8          379,209
LVIP Dimensional U.S. Equity Standard Class        576,519      13,317          589,836        --              17          589,819
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                  773,114      34,835          807,949        --              26          807,923
LVIP Global Income Standard Class                2,905,435          --        2,905,435        --              41        2,905,394
LVIP Janus Capital Appreciation Standard
   Class                                         6,809,898         786        6,810,684        --             172        6,810,512
LVIP JPMorgan High Yield Standard Class          1,984,991       8,813        1,993,804        --              46        1,993,758
LVIP MFS International Growth Standard
   Class                                         3,146,743      36,313        3,183,056        --              76        3,182,980
LVIP MFS Value Standard Class                    7,506,713      42,374        7,549,087        --             167        7,548,920
LVIP Mid-Cap Value Standard Class                1,764,012       1,093        1,765,105        --              39        1,765,066
LVIP Mondrian International Value Standard
   Class                                        14,445,971       6,319       14,452,290        --             474       14,451,816
LVIP Money Market Standard Class                53,018,646      33,958       53,052,604        --           1,600       53,051,004
LVIP Protected Profile 2010 Standard Class         437,414          --          437,414        --              15          437,399
LVIP Protected Profile 2020 Standard Class         946,948          --          946,948        --              31          946,917
LVIP Protected Profile 2030 Standard Class       1,314,430          --        1,314,430        --              39        1,314,391
LVIP Protected Profile 2040 Standard Class       4,051,922          96        4,052,018        --             119        4,051,899
LVIP Protected Profile Conservative
   Standard Class                                8,193,743         143        8,193,886        --             224        8,193,662
LVIP Protected Profile Growth Standard Class    44,708,208      24,911       44,733,119        --           1,259       44,731,860
LVIP Protected Profile Moderate Standard
   Class                                        43,782,754       4,872       43,787,626        --           1,183       43,786,443
LVIP SSgA Bond Index Standard Class              3,768,498      19,868        3,788,366        --             107        3,788,259
LVIP SSgA Conservative Index Allocation
   Standard Class                                   86,465          96           86,561        --               3           86,558
LVIP SSgA Conservative Structured Allocation
   Standard Class                                  257,625          --          257,625        --               5          257,620

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP SSgA Developed International 150
   Standard Class                             $   621,453      $   955      $  622,408     $    --           $ 18      $   622,390
LVIP SSgA Emerging Markets 100 Standard
   Class                                        8,198,514           --       8,198,514         189            237        8,198,088
LVIP SSgA Global Tactical Allocation
   Standard Class                               8,384,639        9,743       8,394,382          --            239        8,394,143
LVIP SSgA International Index Standard Class    1,206,768           --       1,206,768          --             28        1,206,740
LVIP SSgA Large Cap 100 Standard Class          1,133,835           --       1,133,835          --             29        1,133,806
LVIP SSgA Moderate Index Allocation
   Standard Class                                 573,331       19,103         592,434          --             14          592,420
LVIP SSgA Moderate Structured Allocation
   Standard Class                               1,401,527          941       1,402,468          --             40        1,402,428
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                    1,202,679           --       1,202,679          --             32        1,202,647
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                    1,407,199           --       1,407,199          --             29        1,407,170
LVIP SSgA S&P 500 Index Standard Class         10,024,107       20,604      10,044,711          --            265       10,044,446
LVIP SSgA Small-Cap Index Standard Class        3,108,046          955       3,109,001          --             85        3,108,916
LVIP SSgA Small-Mid Cap 200 Standard Class      1,385,168           --       1,385,168          --             38        1,385,130
LVIP T. Rowe Price Growth Stock Standard
   Class                                        2,184,148        1,801       2,185,949          --             62        2,185,887
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                               2,047,281           83       2,047,364          --             64        2,047,300
LVIP Templeton Growth Standard Class            2,413,931        1,093       2,415,024          --             67        2,414,957
LVIP Turner Mid-Cap Growth Standard Class       2,092,342           --       2,092,342          --             70        2,092,272
LVIP Vanguard Domestic Equity ETF Standard
   Class                                          124,688           --         124,688          --              4          124,684
LVIP Vanguard International Equity ETF
   Standard Class                                 430,411           --         430,411          --             13          430,398
LVIP Wells Fargo Intrinsic Value Standard
   Class                                        4,815,329          599       4,815,928          --            136        4,815,792
M Business Opportunity Value                    1,485,958           --       1,485,958          --             44        1,485,914
M Capital Appreciation                          1,070,070           --       1,070,070          --             33        1,070,037
M International Equity                          1,825,890           --       1,825,890          --             54        1,825,836
M Large Cap Growth                              1,657,954           --       1,657,954          --             52        1,657,902
MFS VIT Core Equity Initial Class                 923,959           --         923,959          --             39          923,920
MFS VIT Growth Initial Class                    9,965,622       20,856       9,986,478          --            283        9,986,195
MFS VIT Total Return Initial Class             23,795,319           --      23,795,319       2,766            805       23,791,748
MFS VIT Utilities Initial Class                23,635,785        9,280      23,645,065          --            750       23,644,315
NB AMT Mid-Cap Growth I Class                  15,939,748        8,711      15,948,459          --            558       15,947,901
NB AMT Partners I Class                         1,657,320           --       1,657,320      11,031             44        1,646,245
NB AMT Regency I Class                          5,365,254           --       5,365,254       1,673            190        5,363,391
PIMCO VIT Commodity Real Return
   Administrative Class                         6,791,449        7,112       6,798,561          --            195        6,798,366
Putnam VT Global Health Care Class IB           1,717,286           --       1,717,286         593             58        1,716,635
Putnam VT Growth & Income Class IB              1,122,382           --       1,122,382         109             46        1,122,227

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
ABVPSF Global Thematic Growth Class A               $   16,639      $ (17,211)       $     (572)
ABVPSF Growth and Income Class A                       172,626        (84,966)           87,660
ABVPSF International Value Class A                     296,677        (35,013)          261,664
ABVPSF Large Cap Growth Class A                          7,093        (15,603)           (8,510)
ABVPSF Small/Mid Cap Value Class A                      64,694        (87,678)          (22,984)
American Century VP Inflation Protection Class I       679,402        (91,627)          587,775
American Funds Global Growth Class 2                   240,425        (98,535)          141,890
American Funds Global Small Capitalization Class 2     340,886       (156,950)          183,936
American Funds Growth Class 2                          646,638       (664,866)          (18,228)
American Funds Growth-Income Class 2                 1,295,779       (510,112)          785,667
American Funds International Class 2                   904,481       (309,760)          594,721
BlackRock Global Allocation V.I. Class I               427,372        (73,951)          353,421
Delaware VIP Diversified Income Standard Class       1,166,849       (159,199)        1,007,650
Delaware VIP Emerging Markets Standard Class           504,428       (153,438)          350,990
Delaware VIP High Yield Standard Class               1,676,764       (120,468)        1,556,296
Delaware VIP Limited-Term Diversified Income
   Standard Class                                      116,318        (30,189)           86,129
Delaware VIP REIT Standard Class                       394,786       (157,630)          237,156
Delaware VIP Small Cap Value Standard Class            189,643       (241,133)          (51,490)
Delaware VIP Smid Cap Growth Standard Class            195,016       (122,540)           72,476
Delaware VIP U.S. Growth Standard Class                  4,500         (9,070)           (4,570)
Delaware VIP Value Standard Class                      253,213        (82,451)          170,762
DWS VIP Alternative Asset Allocation Plus Class A       30,560        (14,716)           15,844
DWS VIP Equity 500 Index Class A                       651,722       (246,232)          405,490
DWS VIP Small Cap Index Class A                         84,855        (66,118)           18,737
Fidelity VIP Asset Manager Initial Class                15,263         (4,835)           10,428
Fidelity VIP Contrafund Service Class                  523,555       (333,532)          190,023
Fidelity VIP Equity-Income Initial Class                56,766        (14,819)           41,947
Fidelity VIP Equity-Income Service Class               136,900        (42,616)           94,284
Fidelity VIP Growth Service Class                       19,687        (49,592)          (29,905)
Fidelity VIP Growth Opportunities Service Class          1,493        (12,869)          (11,376)
Fidelity VIP High Income Service Class                  97,378         (9,096)           88,282
Fidelity VIP Investment Grade Bond Initial Class        55,344        (11,444)           43,900
Fidelity VIP Mid Cap Service Class                      23,038        (79,845)          (56,807)
Fidelity VIP Overseas Service Class                     72,905        (34,498)           38,407
FTVIPT Franklin Income Securities Class 1              535,614        (43,840)          491,774
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                  --        (69,657)          (69,657)
FTVIPT Mutual Shares Securities Class 1                233,139        (37,054)          196,085
FTVIPT Templeton Foreign Securities Class 1             39,188        (12,781)           26,407
FTVIPT Templeton Foreign Securities Class 2             68,977        (23,310)           45,667
FTVIPT Templeton Global Bond Securities Class 1        655,548        (71,142)          584,406
FTVIPT Templeton Growth Securities Class 1             106,045        (46,227)           59,818
FTVIPT Templeton Growth Securities Class 2              21,345         (8,947)           12,398
Invesco V.I. Capital Appreciation Series I              17,114        (65,730)          (48,616)
Invesco V.I. Core Equity Series I                      148,136        (89,651)           58,485
Invesco V.I. Diversified Income Series I                36,485         (4,084)           32,401
Invesco V.I. International Growth Series I              93,802        (38,423)           55,379
Janus Aspen Series Balanced Institutional Class        254,541        (57,206)          197,335
Janus Aspen Series Balanced Service Class              188,592        (67,819)          120,773
Janus Aspen Series Enterprise Service Class                 --        (22,535)          (22,535)
Janus Aspen Series Global Technology Service Class          --         (8,795)           (8,795)
Janus Aspen Series Worldwide Institutional Class        53,118        (45,788)            7,330
Janus Aspen Series Worldwide Service Class              10,270        (16,741)           (6,471)
LVIP Baron Growth Opportunities Standard Class              --         (5,639)           (5,639)
LVIP Baron Growth Opportunities Service Class               --        (42,806)          (42,806)
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                69,757         (7,734)           62,023
LVIP Capital Growth Standard Class                          --         (4,246)           (4,246)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --        (22,995)          (22,995)

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                 $   36,431     $       --     $   36,431      $  (771,754)     $  (735,895)
ABVPSF Growth and Income Class A                        (494,675)            --       (494,675)       1,106,295          699,280
ABVPSF International Value Class A                      (146,240)            --       (146,240)      (1,544,161)      (1,428,737)
ABVPSF Large Cap Growth Class A                           48,356             --         48,356         (135,903)         (96,057)
ABVPSF Small/Mid Cap Value Class A                       235,828             --        235,828       (1,462,471)      (1,249,627)
American Century VP Inflation Protection Class I         293,436        185,932        479,368          663,958        1,731,101
American Funds Global Growth Class 2                     238,679             --        238,679       (2,116,049)      (1,735,480)
American Funds Global Small Capitalization Class 2       873,919             --        873,919       (6,366,743)      (5,308,888)
American Funds Growth Class 2                          2,362,507             --      2,362,507       (7,290,551)      (4,946,272)
American Funds Growth-Income Class 2                     353,705             --        353,705       (3,178,261)      (2,038,889)
American Funds International Class 2                     215,130             --        215,130       (8,278,606)      (7,468,755)
BlackRock Global Allocation V.I. Class I                 110,533        405,736        516,269       (1,604,509)        (734,819)
Delaware VIP Diversified Income Standard Class           321,816      1,147,196      1,469,012         (889,064)       1,587,598
Delaware VIP Emerging Markets Standard Class             836,144             --        836,144       (7,080,928)      (5,893,794)
Delaware VIP High Yield Standard Class                   222,162             --        222,162       (1,426,874)         351,584
Delaware VIP Limited-Term Diversified Income
   Standard Class                                         17,719         89,120        106,839          (54,476)         138,492
Delaware VIP REIT Standard Class                        (603,967)            --       (603,967)       2,724,298        2,357,487
Delaware VIP Small Cap Value Standard Class            2,130,433             --      2,130,433       (2,732,480)        (653,537)
Delaware VIP Smid Cap Growth Standard Class            1,059,178        558,150      1,617,328         (301,459)       1,388,345
Delaware VIP U.S. Growth Standard Class                   42,318             --         42,318           59,182           96,930
Delaware VIP Value Standard Class                         72,502             --         72,502          862,303        1,105,567
DWS VIP Alternative Asset Allocation Plus Class A          4,757          6,170         10,927         (134,532)        (107,761)
DWS VIP Equity 500 Index Class A                       1,181,830             --      1,181,830       (1,064,006)         523,314
DWS VIP Small Cap Index Class A                          115,704             --        115,704         (630,390)        (495,949)
Fidelity VIP Asset Manager Initial Class                  18,135          3,707         21,842          (55,834)         (23,564)
Fidelity VIP Contrafund Service Class                   (114,483)            --       (114,483)      (1,956,290)      (1,880,750)
Fidelity VIP Equity-Income Initial Class                (182,530)            --       (182,530)         158,643           18,060
Fidelity VIP Equity-Income Service Class                (117,930)            --       (117,930)          12,806          (10,840)
Fidelity VIP Growth Service Class                        346,686         24,823        371,509         (402,123)         (60,519)
Fidelity VIP Growth Opportunities Service Class          165,539             --        165,539         (134,801)          19,362
Fidelity VIP High Income Service Class                    (3,511)            --         (3,511)         (35,164)          49,607
Fidelity VIP Investment Grade Bond Initial Class          52,528         47,303         99,831          (26,526)         117,205
Fidelity VIP Mid Cap Service Class                       179,533         26,398        205,931       (1,931,065)      (1,781,941)
Fidelity VIP Overseas Service Class                     (100,761)        10,210        (90,551)        (955,351)      (1,007,495)
FTVIPT Franklin Income Securities Class 1                 88,376             --         88,376         (381,707)         198,443
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                               389,240             --        389,240         (869,063)        (549,480)
FTVIPT Mutual Shares Securities Class 1                  (16,945)            --        (16,945)        (306,272)        (127,132)
FTVIPT Templeton Foreign Securities Class 1              (16,840)            --        (16,840)        (214,149)        (204,582)
FTVIPT Templeton Foreign Securities Class 2               64,207             --         64,207         (547,850)        (437,976)
FTVIPT Templeton Global Bond Securities Class 1          311,302         73,653        384,955       (1,099,583)        (130,222)
FTVIPT Templeton Growth Securities Class 1              (114,330)            --       (114,330)        (409,124)        (463,636)
FTVIPT Templeton Growth Securities Class 2               (34,867)            --        (34,867)        (100,606)        (123,075)
Invesco V.I. Capital Appreciation Series I              (131,186)            --       (131,186)        (741,809)        (921,611)
Invesco V.I. Core Equity Series I                        517,952             --        517,952         (664,393)         (87,956)
Invesco V.I. Diversified Income Series I                 (49,632)            --        (49,632)          59,882           42,651
Invesco V.I. International Growth Series I               411,876             --        411,876         (902,217)        (434,962)
Janus Aspen Series Balanced Institutional Class          240,861        546,556        787,417         (850,373)         134,379
Janus Aspen Series Balanced Service Class                113,855        451,357        565,212         (620,519)          65,466
Janus Aspen Series Enterprise Service Class              213,886             --        213,886         (248,805)         (57,454)
Janus Aspen Series Global Technology Service Class       245,425             --        245,425         (349,731)        (113,101)
Janus Aspen Series Worldwide Institutional Class        (120,024)            --       (120,024)      (1,200,788)      (1,313,482)
Janus Aspen Series Worldwide Service Class                32,531             --         32,531         (345,052)        (318,992)
LVIP Baron Growth Opportunities Standard Class            74,363             --         74,363          (45,199)          23,525
LVIP Baron Growth Opportunities Service Class            490,275             --        490,275         (234,921)         212,548
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                  21,601         23,821         45,422          115,672          223,117
LVIP Capital Growth Standard Class                        12,994             --         12,994         (214,506)        (205,758)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                  78,666             --         78,666         (479,996)        (424,325)

See accompanying notes.

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
LVIP Columbia Value Opportunities Standard Class    $       --      $  (3,450)       $   (3,450)
LVIP Delaware Bond Standard Class                    2,307,552       (434,483)        1,873,069
LVIP Delaware Diversified Floating Rate Standard
   Class                                                23,725         (3,413)           20,312
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       68,505        (21,285)           47,220
LVIP Delaware Growth and Income Standard Class          20,776        (10,690)           10,086
LVIP Delaware Social Awareness Standard Class           23,753        (18,747)            5,006
LVIP Delaware Special Opportunities Standard Class      12,087        (19,916)           (7,829)
LVIP Dimensional Non-U.S. Equity Standard Class            857           (504)              353
LVIP Dimensional U.S. Equity Standard Class                617           (930)             (313)
LVIP Dimensional/Vanguard Total Bond Standard
   Class                                                 2,384         (1,078)            1,306
LVIP Global Income Standard Class                      105,089         (4,897)          100,192
LVIP Janus Capital Appreciation Standard Class          15,208        (32,542)          (17,334)
LVIP JPMorgan High Yield Standard Class                 93,418         (4,900)           88,518
LVIP MFS International Growth Standard Class            91,374        (13,457)           77,917
LVIP MFS Value Standard Class                          107,174        (26,864)           80,310
LVIP Mid-Cap Value Standard Class                           --         (7,090)           (7,090)
LVIP Mondrian International Value Standard Class       476,906        (93,814)          383,092
LVIP Money Market Standard Class                        16,014       (313,858)         (297,844)
LVIP Protected Profile 2010 Standard Class               3,521         (2,810)              711
LVIP Protected Profile 2020 Standard Class               7,519         (5,819)            1,700
LVIP Protected Profile 2030 Standard Class               8,579         (7,585)              994
LVIP Protected Profile 2040 Standard Class              25,340        (22,765)            2,575
LVIP Protected Profile Conservative Standard Class     162,193        (41,533)          120,660
LVIP Protected Profile Growth Standard Class           876,371       (226,850)          649,521
LVIP Protected Profile Moderate Standard Class         775,492       (221,724)          553,768
LVIP SSgA Bond Index Standard Class                    111,437        (17,444)           93,993
LVIP SSgA Conservative Index Allocation Standard
   Class                                                   388           (155)              233
LVIP SSgA Conservative Structured Allocation
   Standard Class                                        1,230           (709)              521
LVIP SSgA Developed International 150 Standard
   Class                                                16,698         (3,283)           13,415
LVIP SSgA Emerging Markets 100 Standard Class          230,933        (49,255)          181,678
LVIP SSgA Global Tactical Allocation Standard
   Class                                               112,873        (43,840)           69,033
LVIP SSgA International Index Standard Class            17,226         (5,012)           12,214
LVIP SSgA Large Cap 100 Standard Class                  17,585         (4,916)           12,669
LVIP SSgA Moderate Index Allocation Standard Class       1,793           (718)            1,075
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                 2,859         (4,495)           (1,636)
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                          501         (1,421)             (920)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                             2,046         (2,744)             (698)
LVIP SSgA S&P 500 Index Standard Class                  90,411        (46,124)           44,287
LVIP SSgA Small-Cap Index Standard Class                10,845        (14,973)           (4,128)
LVIP SSgA Small-Mid Cap 200 Standard Class              22,200         (7,144)           15,056
LVIP T. Rowe Price Growth Stock Standard Class              --        (10,902)          (10,902)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           --        (13,301)          (13,301)
LVIP Templeton Growth Standard Class                    53,478        (11,325)           42,153
LVIP Turner Mid-Cap Growth Standard Class                   --        (13,166)          (13,166)
LVIP Vanguard Domestic Equity ETF Standard Class           108            (65)               43
LVIP Vanguard International Equity ETF Standard
   Class                                                    --           (720)             (720)
LVIP Wells Fargo Intrinsic Value Standard Class         49,241        (27,653)           21,588
M Business Opportunity Value                             5,557         (7,957)           (2,400)
M Capital Appreciation                                      --         (5,937)           (5,937)
M International Equity                                  63,009        (10,278)           52,731
M Large Cap Growth                                          --         (9,542)           (9,542)
MFS VIT Core Equity Initial Class                        6,837         (5,719)            1,118
MFS VIT Growth Initial Class                            20,457        (56,734)          (36,277)
MFS VIT Total Return Initial Class                     654,986       (161,725)          493,261
MFS VIT Utilities Initial Class                        749,110       (143,220)          605,890
NB AMT Mid-Cap Growth I Class                               --       (112,710)         (112,710)
NB AMT Partners I Class                                     --        (10,427)          (10,427)

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Columbia Value Opportunities Standard Class      $    7,492     $       --   $    7,492        $   (42,220)     $   (38,178)
LVIP Delaware Bond Standard Class                        991,867      1,615,645    2,607,512            122,162        4,602,743
LVIP Delaware Diversified Floating Rate Standard
   Class                                                  (3,413)         1,000       (2,413)           (33,614)         (15,715)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          5,698             --        5,698           (138,429)         (85,511)
LVIP Delaware Growth and Income Standard Class            26,961             --       26,961            (13,858)          23,189
LVIP Delaware Social Awareness Standard Class             58,074             --       58,074            (56,690)           6,390
LVIP Delaware Special Opportunities Standard Class       351,096        297,761      648,857           (808,355)        (167,327)
LVIP Dimensional Non-U.S. Equity Standard Class             (269)            --         (269)           (22,852)         (22,768)
LVIP Dimensional U.S. Equity Standard Class                 (354)            --         (354)            15,001           14,334
LVIP Dimensional/Vanguard Total Bond Standard
   Class                                                     135             --          135              6,050            7,491
LVIP Global Income Standard Class                          3,471          2,568        6,039           (123,793)         (17,562)
LVIP Janus Capital Appreciation Standard Class            79,061             --       79,061           (455,958)        (394,231)
LVIP JPMorgan High Yield Standard Class                   (7,826)            --       (7,826)           (73,360)           7,332
LVIP MFS International Growth Standard Class              20,048             --       20,048           (415,076)        (317,111)
LVIP MFS Value Standard Class                             67,729             --       67,729           (221,745)         (73,706)
LVIP Mid-Cap Value Standard Class                         46,866             --       46,866           (207,190)        (167,414)
LVIP Mondrian International Value Standard Class        (142,588)            --     (142,588)          (989,553)        (749,049)
LVIP Money Market Standard Class                              --             60           60                 (2)        (297,786)
LVIP Protected Profile 2010 Standard Class                 5,754             --        5,754             (4,661)           1,804
LVIP Protected Profile 2020 Standard Class                14,367             --       14,367            (23,727)          (7,660)
LVIP Protected Profile 2030 Standard Class                36,354             --       36,354            (51,807)         (14,459)
LVIP Protected Profile 2040 Standard Class               137,054             --      137,054           (224,069)         (84,440)
LVIP Protected Profile Conservative Standard Class       188,215             --      188,215            (97,552)         211,323
LVIP Protected Profile Growth Standard Class             205,385             --      205,385         (1,076,785)        (221,879)
LVIP Protected Profile Moderate Standard Class         1,382,089             --    1,382,089         (1,554,756)         381,101
LVIP SSgA Bond Index Standard Class                       33,927            441       34,368             89,573          217,934
LVIP SSgA Conservative Index Allocation Standard
   Class                                                     (51)             1          (50)             1,055            1,238
LVIP SSgA Conservative Structured Allocation
   Standard Class                                          5,879             77        5,956             (3,165)           3,312
LVIP SSgA Developed International 150 Standard
   Class                                                  16,163             --       16,163           (111,844)         (82,266)
LVIP SSgA Emerging Markets 100 Standard Class            351,899        706,566    1,058,465         (2,710,564)      (1,470,421)
LVIP SSgA Global Tactical Allocation Standard
   Class                                                  12,575             --       12,575           (117,711)         (36,103)
LVIP SSgA International Index Standard Class              12,968             --       12,968           (194,762)        (169,580)
LVIP SSgA Large Cap 100 Standard Class                    37,642             --       37,642            (28,025)          22,286
LVIP SSgA Moderate Index Allocation Standard Class           369              2          371             11,428           12,874
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                    (843)           706         (137)           (29,340)         (31,113)
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                           (281)             4         (277)           (13,967)         (15,164)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                              (7,180)           521       (6,659)           (19,231)         (26,588)
LVIP SSgA S&P 500 Index Standard Class                   235,237             --      235,237           (210,588)          68,936
LVIP SSgA Small-Cap Index Standard Class                  64,515             --       64,515           (208,964)        (148,577)
LVIP SSgA Small-Mid Cap 200 Standard Class                68,529             --       68,529           (110,188)         (26,603)
LVIP T. Rowe Price Growth Stock Standard Class            43,475             --       43,475            (98,048)         (65,475)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                        168,515             --      168,515           (236,965)         (81,751)
LVIP Templeton Growth Standard Class                       8,276             --        8,276           (204,613)        (154,184)
LVIP Turner Mid-Cap Growth Standard Class                 77,041             --       77,041           (297,210)        (233,335)
LVIP Vanguard Domestic Equity ETF Standard Class            (149)            --         (149)               887              781
LVIP Vanguard International Equity ETF Standard
   Class                                                    (602)            --         (602)           (57,023)         (58,345)
LVIP Wells Fargo Intrinsic Value Standard Class          121,869             --      121,869           (301,776)        (158,319)
M Business Opportunity Value                               3,355             --        3,355            (69,182)         (68,227)
M Capital Appreciation                                    24,344        122,187      146,531           (221,676)         (81,082)
M International Equity                                   (58,844)            --      (58,844)          (245,179)        (251,292)
M Large Cap Growth                                        34,714             --       34,714            (44,879)         (19,707)
MFS VIT Core Equity Initial Class                         34,606             --       34,606            (45,412)          (9,688)
MFS VIT Growth Initial Class                             514,299             --      514,299           (568,635)         (90,613)
MFS VIT Total Return Initial Class                        71,195             --       71,195           (320,542)         243,914
MFS VIT Utilities Initial Class                          924,952             --      924,952           (159,796)       1,371,046
NB AMT Mid-Cap Growth I Class                          1,236,863             --    1,236,863         (1,148,595)         (24,442)
NB AMT Partners I Class                                 (157,210)            --     (157,210)           (45,343)        (212,980)

See accompanying notes.

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
NB AMT Regency I Class                               $ 37,320      $(38,567)          $ (1,247)
PIMCO VIT Commodity Real Return Administrative
   Class                                              899,306       (33,097)           866,209
Putnam VT Global Health Care Class IB                  15,936       (11,961)             3,975
Putnam VT Growth & Income Class IB                     13,992        (8,802)             5,190

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
NB AMT Regency I Class                                 $166,692        $    --       $166,692       $  (563,053)      $(397,608)
PIMCO VIT Commodity Real Return Administrative
   Class                                                 (5,928)            --         (5,928)       (1,489,342)       (629,061)
Putnam VT Global Health Care Class IB                    37,711         51,211         88,922          (125,922)        (33,025)
Putnam VT Growth & Income Class IB                      (20,888)            --        (20,888)          (47,625)        (63,323)

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                                                 ABVPSF
                                               ABVPSF GLOBAL   ABVPSF GROWTH  INTERNATIONAL  ABVPSF LARGE
                                              THEMATIC GROWTH   AND INCOME        VALUE       CAP GROWTH
                                                  CLASS A         CLASS A        CLASS A        CLASS A
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                              ---------------  -------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2010                   $2,627,618      $12,137,182    $ 5,538,660    $1,982,398
Changes From Operations:
   - Net investment income (loss)                   34,763          (81,509)       160,359        (5,210)
   - Net realized gain (loss) on investments        67,596         (695,843)      (227,719)       11,600
   - Net change in unrealized appreciation
     or depreciation on investments                336,780        2,184,774        382,674       161,860
                                                ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       439,139        1,407,422        315,314       168,250
Change From Unit Transactions:
   - Contract purchases                            404,113        1,110,200        884,917       114,028
   - Contract withdrawals                         (281,365)      (1,161,386)      (492,442)     (165,409)
   - Contract transfers                           (136,650)        (476,182)       348,726      (121,731)
                                                ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (13,902)        (527,368)       741,201      (173,112)
                                                ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            425,237          880,054      1,056,515        (4,862)
                                                ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                  3,052,855       13,017,236      6,595,175     1,977,536
Changes From Operations:
   - Net investment income (loss)                     (572)          87,660        261,664        (8,510)
   - Net realized gain (loss) on investments        36,431         (494,675)      (146,240)       48,356
   - Net change in unrealized appreciation
     or depreciation on investments               (771,754)       1,106,295     (1,544,161)     (135,903)
                                                ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (735,895)         699,280     (1,428,737)      (96,057)
Change From Unit Transactions:
   - Contract purchases                            487,808          963,070      1,371,101       128,341
   - Contract withdrawals                         (374,334)      (1,710,321)      (584,200)     (193,816)
   - Contract transfers                           (130,154)        (588,325)       565,305       237,387
                                                ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (16,680)      (1,335,576)     1,352,206       171,912
                                                ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (752,575)        (636,296)       (76,531)       75,855
                                                ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                 $2,300,280      $12,380,940    $ 6,518,644    $2,053,391
                                                ==========      ===========    ===========    ==========

                                                               AMERICAN                      AMERICAN
                                                                CENTURY      AMERICAN          FUNDS        AMERICAN
                                                 ABVPSF      VP INFLATION      FUNDS       GLOBAL SMALL       FUNDS
                                              SMALL/MID CAP   PROTECTION   GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                              VALUE CLASS A     CLASS I       CLASS 2         CLASS 2        CLASS 2
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                              -------------  ------------  -------------  --------------  ------------
NET ASSETS AT JANUARY 1, 2010                  $11,513,033   $15,247,730    $14,155,195    $23,851,732    $ 95,962,947
Changes From Operations:
   - Net investment income (loss)                  (30,687)      210,194        146,419        274,671          49,271
   - Net realized gain (loss) on investments       (31,287)      523,586        (42,093)       610,073         (59,289)
   - Net change in unrealized appreciation
     or depreciation on investments              3,016,170        78,713      1,632,430      4,149,286      16,821,944
                                               -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,954,196       812,493      1,736,756      5,034,030      16,811,926
Change From Unit Transactions:
   - Contract purchases                          1,156,939     1,636,573      2,113,251      2,731,432      10,631,627
   - Contract withdrawals                       (1,132,429)   (1,582,572)    (1,398,633)    (2,633,972)    (10,521,969)
   - Contract transfers                           (302,344)   (1,868,151)       738,988       (361,616)     (4,660,374)
                                               -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (277,834)   (1,814,150)     1,453,606       (264,156)     (4,550,716)
                                               -----------   -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,676,362    (1,001,657)     3,190,362      4,769,874      12,261,210
                                               -----------   -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                 14,189,395    14,246,073     17,345,557     28,621,606     108,224,157
Changes From Operations:
   - Net investment income (loss)                  (22,984)      587,775        141,890        183,936         (18,228)
   - Net realized gain (loss) on investments       235,828       479,368        238,679        873,919       2,362,507
   - Net change in unrealized appreciation
     or depreciation on investments             (1,462,471)      663,958     (2,116,049)    (6,366,743)     (7,290,551)
                                               -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (1,249,627)    1,731,101     (1,735,480)    (5,308,888)     (4,946,272)
Change From Unit Transactions:
   - Contract purchases                          1,317,493     1,456,894      2,075,907      2,869,570       9,317,894
   - Contract withdrawals                       (1,733,242)   (1,563,801)    (1,734,204)    (2,366,965)    (10,736,572)
   - Contract transfers                            435,317       848,444      1,000,271     (1,538,954)     (3,250,314)
                                               -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 19,568       741,537      1,341,974     (1,036,349)     (4,668,992)
                                               -----------   -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,230,059)    2,472,638       (393,506)    (6,345,237)     (9,615,264)
                                               -----------   -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                $12,959,336   $16,718,711    $16,952,051    $22,276,369    $ 98,608,893
                                               ===========   ===========    ===========    ===========    ============

                                                AMERICAN       AMERICAN        BLACKROCK      DELAWARE VIP
                                              FUNDS GROWTH-      FUNDS          GLOBAL         DIVERSIFIED
                                                 INCOME      INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                 CLASS 2        CLASS 2         CLASS I      STANDARD CLASS
                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                              -------------  -------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 2010                  $73,550,733    $48,521,187     $ 2,356,164     $33,684,080
Changes From Operations:
   - Net investment income (loss)                  628,660        670,752          97,484         904,669
   - Net realized gain (loss) on investments      (739,149)       167,299          78,185       1,391,786
   - Net change in unrealized appreciation
     or depreciation on investments              8,114,991      2,429,405         673,604        (578,752)
                                               -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     8,004,502      3,267,456         849,273       1,717,703
Change From Unit Transactions:
   - Contract purchases                          8,227,201      5,499,203       3,244,200       3,122,976
   - Contract withdrawals                       (7,087,578)    (5,160,835)       (733,619)     (2,487,465)
   - Contract transfers                           (831,106)        12,919       5,888,153      (9,662,756)
                                               -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                308,517        351,287       8,398,734      (9,027,245)
                                               -----------    -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          8,313,019      3,618,743       9,248,007      (7,309,542)
                                               -----------    -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                 81,863,752     52,139,930      11,604,171      26,374,538
Changes From Operations:
   - Net investment income (loss)                  785,667        594,721         353,421       1,007,650
   - Net realized gain (loss) on investments       353,705        215,130         516,269       1,469,012
   - Net change in unrealized appreciation
     or depreciation on investments             (3,178,261)    (8,278,606)     (1,604,509)       (889,064)
                                               -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (2,038,889)    (7,468,755)       (734,819)      1,587,598
Change From Unit Transactions:
   - Contract purchases                          7,548,911      5,170,730       5,803,548       3,498,594
   - Contract withdrawals                       (7,903,733)    (4,516,356)     (1,990,536)     (3,390,996)
   - Contract transfers                            807,009        384,846       3,829,281       1,474,540
                                               -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                452,187      1,039,220       7,642,293       1,582,138
                                               -----------    -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,586,702)    (6,429,535)      6,907,474       3,169,736
                                               -----------    -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                $80,277,050    $45,710,395     $18,511,645     $29,544,274
                                               ===========    ===========     ===========     ===========

See accompanying notes.

                                                                               DELAWARE VIP
                                               DELAWARE VIP                    LIMITED-TERM
                                                 EMERGING      DELAWARE VIP    DIVERSIFIED     DELAWARE VIP
                                                 MARKETS        HIGH YIELD        INCOME           REIT
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                  $24,243,932     $18,027,233     $ 2,302,516     $17,178,934
Changes From Operations:
   - Net investment income (loss)                   27,374       1,255,886          53,971         467,517
   - Net realized gain (loss) on investments     1,937,306         774,048          44,690      (2,199,641)
   - Net change in unrealized appreciation
     or depreciation on investments              2,379,867         413,759           3,230       6,532,777
                                               -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,344,547       2,443,693         101,891       4,800,653
Change From Unit Transactions:
   - Contract purchases                          2,926,677       1,476,617       1,305,066       1,940,381
   - Contract withdrawals                       (2,876,825)     (1,880,929)       (428,797)     (2,108,703)
   - Contract transfers                           (610,761)     (1,244,621)      1,241,580       3,344,039
                                               -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (560,909)     (1,648,933)      2,117,849       3,175,717
                                               -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          3,783,638         794,760       2,219,740       7,976,370
                                               -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                 28,027,570      18,821,993       4,522,256      25,155,304
Changes From Operations:
   - Net investment income (loss)                  350,990       1,556,296          86,129         237,156
   - Net realized gain (loss) on investments       836,144         222,162         106,839        (603,967)
   - Net change in unrealized appreciation
     or depreciation on investments             (7,080,928)     (1,426,874)        (54,476)      2,724,298
                                               -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (5,893,794)        351,584         138,492       2,357,487
Change From Unit Transactions:
   - Contract purchases                          3,127,750       1,443,018       1,313,432       2,142,831
   - Contract withdrawals                       (2,604,331)     (2,314,885)     (1,007,210)     (2,331,407)
   - Contract transfers                          1,259,709          22,243       2,338,798      (1,935,673)
                                               -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,783,128        (849,624)      2,645,020      (2,124,249)
                                               -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,110,666)       (498,040)      2,783,512         233,238
                                               -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                $23,916,904     $18,323,953     $ 7,305,768     $25,388,542
                                               ===========     ===========     ===========     ===========

                                               DELAWARE VIP    DELAWARE VIP
                                                  SMALL            SMID          DELAWARE      DELAWARE VIP    DELAWARE VIP
                                                CAP VALUE       CAP GROWTH       VIP TREND     U.S. GROWTH         VALUE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                  $29,320,934     $        --     $ 16,167,963     $1,194,274     $10,939,033
Changes From Operations:
   - Net investment income (loss)                   (9,179)        (27,371)         (85,524)        (6,357)        192,686
   - Net realized gain (loss) on investments       623,556         153,938        2,370,558         13,597        (471,428)
   - Net change in unrealized appreciation
     or depreciation on investments              8,830,003       2,185,531          639,667        130,102       1,849,612
                                               -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     9,444,380       2,312,098        2,924,701        137,342       1,570,870
Change From Unit Transactions:
   - Contract purchases                          3,392,994         330,475          921,729        206,427       1,253,666
   - Contract withdrawals                       (3,834,536)       (385,203)      (1,724,018)      (143,139)     (1,109,397)
   - Contract transfers                          1,973,279      16,865,429      (18,290,375)       (38,449)        (10,434)
                                               -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,531,737      16,810,701      (19,092,664)        24,839         133,835
                                               -----------     -----------     ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         10,976,117      19,122,799      (16,167,963)       162,181       1,704,705
                                               -----------     -----------     ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                 40,297,051      19,122,799               --      1,356,455      12,643,738
Changes From Operations:
   - Net investment income (loss)                  (51,490)         72,476               --         (4,570)        170,762
   - Net realized gain (loss) on investments     2,130,433       1,617,328               --         42,318          72,502
   - Net change in unrealized appreciation
     or depreciation on investments             (2,732,480)       (301,459)              --         59,182         862,303
                                               -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (653,537)      1,388,345               --         96,930       1,105,567
Change From Unit Transactions:
   - Contract purchases                          2,745,757       1,376,074               --        386,194       1,185,330
   - Contract withdrawals                       (4,168,932)     (2,219,161)              --       (176,583)     (1,326,691)
   - Contract transfers                         (1,963,919)        (32,528)              --        343,676          44,440
                                               -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (3,387,094)       (875,615)              --        553,287         (96,921)
                                               -----------     -----------     ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,040,631)        512,730               --        650,217       1,008,646
                                               -----------     -----------     ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2011                $36,256,420     $19,635,529     $         --     $2,006,672     $13,652,384
                                               ===========     ===========     ============     ==========     ===========

                                                   DWS VIP       DWS VIP       DWS VIP    FIDELITY VIP
                                                 ALTERNATIVE    EQUITY 500    SMALL CAP       ASSET
                                              ASSET ALLOCATION    INDEX         INDEX        MANAGER
                                                PLUS CLASS A     CLASS A       CLASS A    INITIAL CLASS
                                                 SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                              ----------------  -----------  -----------  -------------
NET ASSETS AT JANUARY 1, 2010                    $  137,131     $37,723,782  $ 9,429,560    $ 676,939
Changes From Operations:
   - Net investment income (loss)                     1,289         468,496       20,358        7,314
   - Net realized gain (loss) on investments          5,931         (52,909)    (228,021)      (4,150)
   - Net change in unrealized appreciation
     or depreciation on investments                  59,573       4,481,476    2,428,147      100,715
                                                 ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         66,793       4,897,063    2,220,484      103,879
Change From Unit Transactions:
   - Contract purchases                             116,595       2,750,807      662,969       54,532
   - Contract withdrawals                           (48,791)     (5,068,935)  (1,438,533)    (173,110)
   - Contract transfers                             740,349      (1,175,794)    (670,735)     167,659
                                                 ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 808,153      (3,493,922)  (1,446,299)      49,081
                                                 ----------     -----------  -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             874,946       1,403,141      774,185      152,960
                                                 ----------     -----------  -----------    ---------
NET ASSETS AT DECEMBER 31, 2010                   1,012,077      39,126,923   10,203,745      829,899
Changes From Operations:
   - Net investment income (loss)                    15,844         405,490       18,737       10,428
   - Net realized gain (loss) on investments         10,927       1,181,830      115,704       21,842
   - Net change in unrealized appreciation
     or depreciation on investments                (134,532)     (1,064,006)    (630,390)     (55,834)
                                                 ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (107,761)        523,314     (495,949)     (23,564)
Change From Unit Transactions:
   - Contract purchases                             435,221       2,470,877      628,066       55,799
   - Contract withdrawals                          (184,844)     (4,297,267)    (983,473)    (154,363)
   - Contract transfers                           1,511,622      (1,429,788)    (213,098)      27,775
                                                 ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,761,999      (3,256,178)    (568,505)     (70,789)
                                                 ----------     -----------  -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,654,238      (2,732,864)  (1,064,454)     (94,353)
                                                 ----------     -----------  -----------    ---------
NET ASSETS AT DECEMBER 31, 2011                  $2,666,315     $36,394,059  $ 9,139,291    $ 735,546
                                                 ==========     ===========  ===========    =========

See accompanying notes.

                                               FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                CONTRAFUND   EQUITY-INCOME  EQUITY-INCOME      GROWTH
                                              SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                              -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                  $47,395,495     $2,883,195     $5,178,434     $5,631,760
Changes From Operations:
   - Net investment income (loss)                  246,294         24,351         52,783        (31,595)
   - Net realized gain (loss) on investments    (1,800,396)      (398,654)      (176,894)       (90,128)
   - Net change in unrealized appreciation
     or depreciation on investments              9,319,713        719,293        839,652      1,409,358
                                               -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     7,765,611        344,990        715,541      1,287,635
Change From Unit Transactions:
   - Contract purchases                          5,571,436        174,744        444,658        860,764
   - Contract withdrawals                       (4,658,736)      (629,438)      (426,162)      (663,654)
   - Contract transfers                           (275,372)      (186,967)      (199,033)      (153,971)
                                               -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                637,328       (641,661)      (180,537)        43,139
                                               -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          8,402,939       (296,671)       535,004      1,330,774
                                               -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                 55,798,434      2,586,524      5,713,438      6,962,534
Changes From Operations:
   - Net investment income (loss)                  190,023         41,947         94,284        (29,905)
   - Net realized gain (loss) on investments      (114,483)      (182,530)      (117,930)       371,509
   - Net change in unrealized appreciation
     or depreciation on investments             (1,956,290)       158,643         12,806       (402,123)
                                               -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (1,880,750)        18,060        (10,840)       (60,519)
Change From Unit Transactions:
   - Contract purchases                          5,462,952        159,875        326,004        850,964
   - Contract withdrawals                       (6,279,835)      (541,213)      (582,207)      (962,309)
   - Contract transfers                            768,991        (41,785)        18,990        311,603
                                               -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (47,892)      (423,123)      (237,213)       200,258
                                               -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,928,642)      (405,063)      (248,053)       139,739
                                               -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                $53,869,792     $2,181,461     $5,465,385     $7,102,273
                                               ===========     ==========     ==========     ==========

                                               FIDELITY VIP                  FIDELITY VIP
                                                 GROWTH       FIDELITY VIP    INVESTMENT    FIDELITY VIP
                                              OPPORTUNITIES   HIGH INCOME     GRADE BOND      MID CAP
                                              SERVICE CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                              -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                   $2,542,261     $1,475,429     $2,020,046    $ 9,234,255
Changes From Operations:
   - Net investment income (loss)                  (12,407)       107,748         49,430        (31,625)
   - Net realized gain (loss) on investments       (42,223)        (2,734)        69,233         83,824
   - Net change in unrealized appreciation
     or depreciation on investments                604,526         83,259          9,233      2,729,556
                                                ----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       549,896        188,273        127,896      2,781,755
Change From Unit Transactions:
   - Contract purchases                            229,360        109,377        116,001      2,291,913
   - Contract withdrawals                         (340,448)      (213,300)      (598,602)    (1,062,959)
   - Contract transfers                            (81,006)        37,553        138,429        395,865
                                                ----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (192,094)       (66,370)      (344,172)     1,624,819
                                                ----------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            357,802        121,903       (216,276)     4,406,574
                                                ----------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  2,900,063      1,597,332      1,803,770     13,640,829
Changes From Operations:
   - Net investment income (loss)                  (11,376)        88,282         43,900        (56,807)
   - Net realized gain (loss) on investments       165,539         (3,511)        99,831        205,931
   - Net change in unrealized appreciation
     or depreciation on investments               (134,801)       (35,164)       (26,526)    (1,931,065)
                                                ----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        19,362         49,607        117,205     (1,781,941)
Change From Unit Transactions:
   - Contract purchases                            186,804         95,268         84,419      2,277,155
   - Contract withdrawals                         (380,816)      (221,197)      (231,541)    (1,359,916)
   - Contract transfers                           (203,177)       (97,042)       (64,140)     1,214,526
                                                ----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (397,189)      (222,971)      (211,262)     2,131,765
                                                ----------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (377,827)      (173,364)       (94,057)       349,824
                                                ----------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                 $2,522,236     $1,423,968     $1,709,713    $13,990,653
                                                ==========     ==========     ==========    ===========

                                                                FTVIPT    FTVIPT FRANKLIN    FTVIPT      FTVIPT
                                                              FRANKLIN     SMALL-MID CAP     MUTUAL    TEMPLETON
                                               FIDELITY VIP     INCOME        GROWTH         SHARES     FOREIGN
                                                OVERSEAS      SECURITIES    SECURITIES     SECURITIES  SECURITIES
                                              SERVICE CLASS    CLASS 1        CLASS 1        CLASS 1    CLASS 1
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
                                              -------------  -----------  ---------------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $ 5,122,752   $ 6,466,885    $ 8,605,445    $4,691,240  $2,656,873
Changes From Operations:
   - Net investment income (loss)                   35,941       454,251        (62,796)       83,254      33,271
   - Net realized gain (loss) on investments      (306,612)       51,902         10,469       (57,007)   (157,457)
   - Net change in unrealized appreciation
     or depreciation on investments                895,550       404,808      2,355,161       648,629     283,645
                                               -----------   -----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       624,879       910,961      2,302,834       674,876     159,459
Change From Unit Transactions:
   - Contract purchases                            696,802     1,514,712      1,084,768     1,794,867     132,498
   - Contract withdrawals                         (496,427)     (624,984)      (954,114)     (728,972)   (558,701)
   - Contract transfers                             81,758       697,498        323,275     1,035,530    (133,408)
                                               -----------   -----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                282,133     1,587,226        453,929     2,101,425    (559,611)
                                               -----------   -----------    -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            907,012     2,498,187      2,756,763     2,776,301    (400,152)
                                               -----------   -----------    -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                  6,029,764     8,965,072     11,362,208     7,467,541   2,256,721
Changes From Operations:
   - Net investment income (loss)                   38,407       491,774        (69,657)      196,085      26,407
   - Net realized gain (loss) on investments       (90,551)       88,376        389,240       (16,945)    (16,840)
   - Net change in unrealized appreciation
     or depreciation on investments               (955,351)     (381,707)      (869,063)     (306,272)   (214,149)
                                               -----------   -----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (1,007,495)      198,443       (549,480)     (127,132)   (204,582)
Change From Unit Transactions:
   - Contract purchases                            644,759     1,710,916        953,682     2,364,021     151,397
   - Contract withdrawals                         (833,247)   (1,064,659)    (1,086,717)     (874,891)   (355,306)
   - Contract transfers                            (77,467)      332,118       (649,653)      647,049    (137,913)
                                               -----------   -----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (265,955)      978,375       (782,688)    2,136,179    (341,822)
                                               -----------   -----------    -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,273,450)    1,176,818     (1,332,168)    2,009,047    (546,404)
                                               -----------   -----------    -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2011                $ 4,756,314   $10,141,890    $10,030,040    $9,476,588  $1,710,317
                                               ===========   ===========    ===========    ==========  ==========

See accompanying notes.

                                                                     FTVIPT
                                                    FTVIPT          TEMPLETON         FTVIPT              FTVIPT
                                                   TEMPLETON      GLOBAL ASSET       TEMPLETON           TEMPLETON
                                                    FOREIGN        ALLOCATION       GLOBAL BOND           GROWTH
                                              SECURITIES CLASS 2     CLASS 1    SECURITIES CLASS 1  SECURITIES CLASS 1
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT          SUBACCOUNT
                                              ------------------  ------------  ------------------  ------------------
NET ASSETS AT JANUARY 1, 2010                     $4,364,334       $ 1,038,440      $11,702,647         $6,542,943
Changes From Operations:
   - Net investment income (loss)                     47,756            (1,940)         123,436             56,138
   - Net realized gain (loss) on investments         (81,448)         (340,381)         659,135           (163,363)
   - Net change in unrealized appreciation
     or depreciation on investments                  325,755           369,199          808,625            563,515
                                                  ----------       -----------      -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         292,063            26,878        1,591,196            456,290
Change From Unit Transactions:
   - Contract purchases                              413,313             8,371          947,500            588,148
   - Contract withdrawals                           (522,939)          (84,615)        (875,196)          (618,645)
   - Contract transfers                             (193,569)         (989,074)      (2,528,953)           (39,717)
                                                  ----------       -----------      -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (303,195)       (1,065,318)      (2,456,649)           (70,214)
                                                  ----------       -----------      -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (11,132)       (1,038,440)        (865,453)           386,076
                                                  ----------       -----------      -----------         ----------
NET ASSETS AT DECEMBER 31, 2010                    4,353,202                --       10,837,194          6,929,019
Changes From Operations:
   - Net investment income (loss)                     45,667                --          584,406             59,818
   - Net realized gain (loss) on investments          64,207                --          384,955           (114,330)
   - Net change in unrealized appreciation
     or depreciation on investments                 (547,850)               --       (1,099,583)          (409,124)
                                                  ----------       -----------      -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (437,976)               --         (130,222)          (463,636)
Change From Unit Transactions:
   - Contract purchases                              384,287                --        1,151,089            571,337
   - Contract withdrawals                           (575,602)               --       (1,089,113)          (736,562)
   - Contract transfers                             (137,796)               --          188,549           (167,794)
                                                  ----------       -----------      -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (329,111)               --          250,525           (333,019)
                                                  ----------       -----------      -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (767,087)               --          120,303           (796,655)
                                                  ----------       -----------      -----------         ----------
NET ASSETS AT DECEMBER 31, 2011                   $3,586,115       $        --      $10,957,497         $6,132,364
                                                  ==========       ===========      ===========         ==========

                                                    FTVIPT        INVESCO V.I.                INVESCO V.I.  INVESCO V.I.
                                                   TEMPLETON         CAPITAL    INVESCO V.I.   DIVERSIFIED  INTERNATIONAL
                                                    GROWTH        APPRECIATION   CORE EQUITY     INCOME        GROWTH
                                              SECURITIES CLASS 2    SERIES I      SERIES I      SERIES I      SERIES I
                                                  SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              ------------------  ------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $1,774,377      $12,294,436    $16,280,373    $ 512,493     $6,036,397
Changes From Operations:
   - Net investment income (loss)                     10,458            6,927         45,795       36,177         95,763
   - Net realized gain (loss) on investments        (115,225)      (1,138,127)        60,044      (89,824)       415,875
   - Net change in unrealized appreciation
     or depreciation on investments                  199,384        2,742,252      1,217,003      101,068        163,774
                                                  ----------      -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          94,617        1,611,052      1,322,842       47,421        675,412
Change From Unit Transactions:
   - Contract purchases                              132,504        1,231,759      1,381,584       35,621        438,715
   - Contract withdrawals                           (266,551)      (1,956,110)    (2,258,961)    (219,275)      (580,357)
   - Contract transfers                             (160,675)        (590,541)      (594,923)     257,707       (264,807)
                                                  ----------      -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (294,722)      (1,314,892)    (1,472,300)      74,053       (406,449)
                                                  ----------      -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (200,105)         296,160       (149,458)     121,474        268,963
                                                  ----------      -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2010                    1,574,272       12,590,596     16,130,915      633,967      6,305,360
Changes From Operations:
   - Net investment income (loss)                     12,398          (48,616)        58,485       32,401         55,379
   - Net realized gain (loss) on investments         (34,867)        (131,186)       517,952      (49,632)       411,876
   - Net change in unrealized appreciation
     or depreciation on investments                 (100,606)        (741,809)      (664,393)      59,882       (902,217)
                                                  ----------      -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (123,075)        (921,611)       (87,956)      42,651       (434,962)
Change From Unit Transactions:
   - Contract purchases                              116,999        1,046,179      1,257,396       40,075        402,556
   - Contract withdrawals                           (289,837)      (2,204,842)    (2,530,743)    (119,848)      (641,727)
   - Contract transfers                               32,413         (624,065)      (554,474)      99,896       (218,814)
                                                  ----------      -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (140,425)      (1,782,728)    (1,827,821)      20,123       (457,985)
                                                  ----------      -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (263,500)      (2,704,339)    (1,915,777)      62,774       (892,947)
                                                  ----------      -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $1,310,772      $ 9,886,257    $14,215,138    $ 696,741     $5,412,413
                                                  ==========      ===========    ===========    =========     ==========

                                                                                                        JANUS ASPEN
                                                  JANUS ASPEN        JANUS ASPEN       JANUS ASPEN     SERIES GLOBAL
                                                SERIES BALANCED    SERIES BALANCED  SERIES ENTERPRISE   TECHNOLOGY
                                              INSTITUTIONAL CLASS   SERVICE CLASS     SERVICE CLASS    SERVICE CLASS
                                                  SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                              -------------------  ---------------  -----------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $10,961,302        $ 8,290,876        $3,207,842      $1,491,955
Changes From Operations:
   - Net investment income (loss)                     233,549            159,906           (22,027)        (12,348)
   - Net realized gain (loss) on investments          349,743            359,520            58,397         152,990
   - Net change in unrealized appreciation
     or depreciation on investments                   210,314             53,790           667,827         236,459
                                                  -----------        -----------        ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          793,606            573,216           704,197         377,101
Change From Unit Transactions:
   - Contract purchases                               774,252            491,466           293,675         135,121
   - Contract withdrawals                          (1,475,542)          (545,991)         (426,620)       (247,491)
   - Contract transfers                               (96,820)           472,196           110,176         180,387
                                                  -----------        -----------        ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (798,110)           417,671           (22,769)         68,017
                                                  -----------        -----------        ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (4,504)           990,887           681,428         445,118
                                                  -----------        -----------        ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                    10,956,798          9,281,763         3,889,270       1,937,073
Changes From Operations:
   - Net investment income (loss)                     197,335            120,773           (22,535)         (8,795)
   - Net realized gain (loss) on investments          787,417            565,212           213,886         245,425
   - Net change in unrealized appreciation
     or depreciation on investments                  (850,373)          (620,519)         (248,805)       (349,731)
                                                  -----------        -----------        ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          134,379             65,466           (57,454)       (113,101)
Change From Unit Transactions:
   - Contract purchases                               727,384            333,583           161,892          94,363
   - Contract withdrawals                          (1,644,590)        (1,106,744)         (411,952)       (184,121)
   - Contract transfers                              (331,132)          (614,276)         (544,696)       (482,306)
                                                  -----------        -----------        ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (1,248,338)        (1,387,437)         (794,756)       (572,064)
                                                  -----------        -----------        ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,113,959)        (1,321,971)         (852,210)       (685,165)
                                                  -----------        -----------        ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 9,842,839        $ 7,959,792        $3,037,060      $1,251,908
                                                  ===========        ===========        ==========      ==========

See accompanying notes.

                                                                    JANUS ASPEN        LVIP            LVIP
                                                  JANUS ASPEN          SERIES      BARON GROWTH    BARON GROWTH
                                               SERIES WORLDWIDE      WORLDWIDE     OPPORTUNITIES  OPPORTUNITIES
                                              INSTITUTIONAL CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                  SUBACCOUNT         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                              -------------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 9,419,526       $2,248,825      $ 596,361      $5,720,433
Changes From Operations:
   - Net investment income (loss)                        (596)          (6,602)        (4,562)        (36,859)
   - Net realized gain (loss) on investments         (753,944)          18,399         27,888         173,179
   - Net change in unrealized appreciation
     or depreciation on investments                 2,076,339          279,297        116,097       1,327,170
                                                  -----------       ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        1,321,799          291,094        139,423       1,463,490
Change From Unit Transactions:
   - Contract purchases                               853,136          179,926         44,788         790,237
   - Contract withdrawals                          (1,473,782)        (199,977)       (51,437)       (743,651)
   - Contract transfers                              (374,354)        (253,494)        19,005        (137,406)
                                                  -----------       ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (995,000)        (273,545)        12,356         (90,820)
                                                  -----------       ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               326,799           17,549        151,779       1,372,670
                                                  -----------       ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2010                     9,746,325        2,266,374        748,140       7,093,103
Changes From Operations:
   - Net investment income (loss)                       7,330           (6,471)        (5,639)        (42,806)
   - Net realized gain (loss) on investments         (120,024)          32,531         74,363         490,275
   - Net change in unrealized appreciation
     or depreciation on investments                (1,200,788)        (345,052)       (45,199)       (234,921)
                                                  -----------       ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (1,313,482)        (318,992)        23,525         212,548
Change From Unit Transactions:
   - Contract purchases                               827,066          172,617         43,992         993,062
   - Contract withdrawals                          (1,202,910)        (237,003)      (145,981)       (969,368)
   - Contract transfers                               (64,361)         (33,210)        17,089         535,306
                                                  -----------       ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (440,205)         (97,596)       (84,900)        559,000
                                                  -----------       ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,753,687)        (416,588)       (61,375)        771,548
                                                  -----------       ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,992,638       $1,849,786      $ 686,765      $7,864,651
                                                  ===========       ==========      =========      ==========

                                                   LVIP                            LVIP            LVIP
                                                 BLACKROCK                    COHEN & STEERS     COLUMBIA          LVIP
                                                 INFLATION         LVIP           GLOBAL           VALUE         DELAWARE
                                              PROTECTED BOND  CAPITAL GROWTH   REAL ESTATE     OPPORTUNITIES       BOND
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $       --      $  388,563      $3,093,113      $ 229,522      $60,492,585
Changes From Operations:
   - Net investment income (loss)                    5,715          (1,730)        (19,615)        (1,409)       1,804,668
   - Net realized gain (loss) on investments          (318)         10,980         229,715          4,447        2,484,448
   - Net change in unrealized appreciation
     or depreciation on investments                (12,860)        110,506         400,247         99,860          333,325
                                                ----------      ----------      ----------      ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (7,463)        119,756         610,347        102,898        4,622,441
Change From Unit Transactions:
   - Contract purchases                            415,847         117,116         871,316        178,989        5,300,664
   - Contract withdrawals                          (39,063)        (44,747)       (357,934)       (61,238)      (6,376,084)
   - Contract transfers                            388,789         215,610         (50,917)       216,321        2,139,447
                                                ----------      ----------      ----------      ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                765,573         287,979         462,465        334,072        1,064,027
                                                ----------      ----------      ----------      ---------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            758,110         407,735       1,072,812        436,970        5,686,468
                                                ----------      ----------      ----------      ---------      -----------
NET ASSETS AT DECEMBER 31, 2010                    758,110         796,298       4,165,925        666,492       66,179,053
Changes From Operations:
   - Net investment income (loss)                   62,023          (4,246)        (22,995)        (3,450)       1,873,069
   - Net realized gain (loss) on investments        45,422          12,994          78,666          7,492        2,607,512
   - Net change in unrealized appreciation
     or depreciation on investments                115,672        (214,506)       (479,996)       (42,220)         122,162
                                                ----------      ----------      ----------      ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       223,117        (205,758)       (424,325)       (38,178)       4,602,743
Change From Unit Transactions:
   - Contract purchases                          1,293,352         575,656       1,107,914        236,286        5,879,887
   - Contract withdrawals                         (297,469)       (151,091)       (435,226)      (133,491)      (7,222,694)
   - Contract transfers                          1,523,917         700,958         314,341        133,312         (723,164)
                                                ----------      ----------      ----------      ---------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,519,800       1,125,523         987,029        236,107       (2,065,971)
                                                ----------      ----------      ----------      ---------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,742,917         919,765         562,704        197,929        2,536,772
                                                ----------      ----------      ----------      ---------      -----------
NET ASSETS AT DECEMBER 31, 2011                 $3,501,027      $1,716,063      $4,728,629      $ 864,421      $68,715,825
                                                ==========      ==========      ==========      =========      ===========

                                                                  LVIP
                                                  LVIP          DELAWARE          LVIP            LVIP
                                                DELAWARE       FOUNDATION       DELAWARE        DELAWARE
                                              DIVERSIFIED      AGGRESSIVE      GROWTH AND        SOCIAL
                                             FLOATING RATE     ALLOCATION        INCOME        AWARENESS
                                             STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                             --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                  $       --      $3,359,155      $1,725,741      $2,913,998
Changes From Operations:
   - Net investment income (loss)                   2,318          65,177           7,634            (930)
   - Net realized gain (loss) on investments           80          97,538         (33,901)        (30,535)
   - Net change in unrealized appreciation
     or depreciation on investments                   638         220,959         250,594         335,918
                                               ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        3,036         383,674         224,327         304,453
Change From Unit Transactions:
   - Contract purchases                           245,037         350,301         305,240         257,011
   - Contract withdrawals                         (15,306)       (307,031)       (134,777)       (305,158)
   - Contract transfers                           214,540        (546,889)         (4,700)        (30,437)
                                               ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               444,271        (503,619)        165,763         (78,584)
                                               ----------      ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           447,307        (119,945)        390,090         225,869
                                               ----------      ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                   447,307       3,239,210       2,115,831       3,139,867
Changes From Operations:
   - Net investment income (loss)                  20,312          47,220          10,086           5,006
   - Net realized gain (loss) on investments       (2,413)          5,698          26,961          58,074
   - Net change in unrealized appreciation
     or depreciation on investments               (33,614)       (138,429)        (13,858)        (56,690)
                                               ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (15,715)        (85,511)         23,189           6,390
Change From Unit Transactions:
   - Contract purchases                           456,736         263,972         256,179         236,082
   - Contract withdrawals                        (115,953)       (294,209)       (439,455)       (361,652)
   - Contract transfers                           522,795         (43,155)        (31,876)        (51,093)
                                               ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               863,578         (73,392)       (215,152)       (176,663)
                                               ----------      ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           847,863        (158,903)       (191,963)       (170,273)
                                               ----------      ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                $1,295,170      $3,080,307      $1,923,868      $2,969,594
                                               ==========      ==========      ==========      ==========

See accompanying notes.

                                                   LVIP            LVIP                            LVIP
                                                 DELAWARE      DIMENSIONAL         LVIP        DIMENSIONAL/
                                                  SPECIAL        NON-U.S.       DIMENSIONAL      VANGUARD
                                               OPPORTUNITIES      EQUITY        U.S. EQUITY     TOTAL BOND
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $   565,275      $     --        $     --        $     --
Changes From Operations:
   - Net investment income (loss)                    12,744            --              --              --
   - Net realized gain (loss) on investments         (6,898)           --              --              --
   - Net change in unrealized appreciation
     or depreciation on investments                 712,715            --              --              --
                                                -----------      --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        718,561            --              --              --
Change From Unit Transactions:
   - Contract purchases                             715,796            --              --              --
   - Contract withdrawals                          (204,671)           --              --              --
   - Contract transfers                           3,413,123            --              --              --
                                                -----------      --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,924,248            --              --              --
                                                -----------      --------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           4,642,809            --              --              --
                                                -----------      --------        --------        --------
NET ASSETS AT DECEMBER 31, 2010                   5,208,084            --              --              --
Changes From Operations:
   - Net investment income (loss)                    (7,829)          353            (313)          1,306
   - Net realized gain (loss) on investments        648,857          (269)           (354)            135
   - Net change in unrealized appreciation
     or depreciation on investments                (808,355)      (22,852)         15,001           6,050
                                                -----------      --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (167,327)      (22,768)         14,334           7,491
Change From Unit Transactions:
   - Contract purchases                             554,181       145,634         204,127         414,860
   - Contract withdrawals                          (230,525)      (14,504)        (13,674)        (14,046)
   - Contract transfers                          (1,801,787)      270,847         385,032         399,618
                                                -----------      --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,478,131)      401,977         575,485         800,432
                                                -----------      --------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,645,458)      379,209         589,819         807,923
                                                -----------      --------        --------        --------
NET ASSETS AT DECEMBER 31, 2011                 $ 3,562,626      $379,209        $589,819        $807,923
                                                ===========      ========        ========        ========

                                                                                                   LVIP
                                                                   LVIP            LVIP             MFS
                                                   LVIP        JANUS CAPITAL     JPMORGAN      INTERNATIONAL       LVIP
                                              GLOBAL INCOME    APPRECIATION     HIGH YIELD        GROWTH         MFS VALUE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $  268,959      $5,390,532      $       --      $1,569,646      $2,392,317
Changes From Operations:
   - Net investment income (loss)                   20,051          11,273          10,414           6,004          37,075
   - Net realized gain (loss) on investments         7,144        (113,418)          3,332         (24,743)         19,735
   - Net change in unrealized appreciation
     or depreciation on investments                 19,272         689,984           4,388         294,542         374,398
                                                ----------      ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        46,467         587,839          18,134         275,803         431,208
Change From Unit Transactions:
   - Contract purchases                            450,393         711,820         270,338         586,889       1,119,406
   - Contract withdrawals                          (87,917)       (607,251)        (23,876)       (193,103)       (348,515)
   - Contract transfers                            314,001         137,720         178,137         308,465       1,251,544
                                                ----------      ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                676,477         242,289         424,599         702,251       2,022,435
                                                ----------      ----------      ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            722,944         830,128         442,733         978,054       2,453,643
                                                ----------      ----------      ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                    991,903       6,220,660         442,733       2,547,700       4,845,960
Changes From Operations:
   - Net investment income (loss)                  100,192         (17,334)         88,518          77,917          80,310
   - Net realized gain (loss) on investments         6,039          79,061          (7,826)         20,048          67,729
   - Net change in unrealized appreciation
     or depreciation on investments               (123,793)       (455,958)        (73,360)       (415,076)       (221,745)
                                                ----------      ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (17,562)       (394,231)          7,332        (317,111)        (73,706)
Change From Unit Transactions:
   - Contract purchases                          1,781,106       1,744,197         545,676         823,771       1,909,398
   - Contract withdrawals                         (377,312)       (826,893)       (206,755)       (296,973)       (621,162)
   - Contract transfers                            527,259          66,779       1,204,772         425,593       1,488,430
                                                ----------      ----------      ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,931,053         984,083       1,543,693         952,391       2,776,666
                                                ----------      ----------      ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,913,491         589,852       1,551,025         635,280       2,702,960
                                                ----------      ----------      ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                 $2,905,394      $6,810,512      $1,993,758      $3,182,980      $7,548,920
                                                ==========      ==========      ==========      ==========      ==========

                                                                   LVIP
                                                                 MONDRIAN                          LVIP
                                                   LVIP        INTERNATIONAL       LVIP          PROTECTED
                                              MID-CAP VALUE        VALUE       MONEY MARKET    PROFILE 2010
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $  895,800     $12,886,394     $ 56,162,765      $257,476
Changes From Operations:
   - Net investment income (loss)                   (2,147)        369,364         (348,682)        1,339
   - Net realized gain (loss) on investments        16,879        (329,879)             241        16,230
   - Net change in unrealized appreciation
     or depreciation on investments                251,838         190,452               --        18,833
                                                ----------     -----------     ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       266,570         229,937         (348,441)       36,402
Change From Unit Transactions:
   - Contract purchases                            367,136       1,223,382       49,334,504         9,726
   - Contract withdrawals                         (119,111)     (1,290,698)     (25,786,820)      (32,302)
   - Contract transfers                            112,397         942,792      (22,233,809)      112,441
                                                ----------     -----------     ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                360,422         875,476        1,313,875        89,865
                                                ----------     -----------     ------------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            626,992       1,105,413          965,434       126,267
                                                ----------     -----------     ------------      --------
NET ASSETS AT DECEMBER 31, 2010                  1,522,792      13,991,807       57,128,199       383,743
Changes From Operations:
   - Net investment income (loss)                   (7,090)        383,092         (297,844)          711
   - Net realized gain (loss) on investments        46,866        (142,588)              60         5,754
   - Net change in unrealized appreciation
     or depreciation on investments               (207,190)       (989,553)              (2)       (4,661)
                                                ----------     -----------     ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (167,414)       (749,049)        (297,786)        1,804
Change From Unit Transactions:
   - Contract purchases                            226,144       1,283,041       52,346,767        14,538
   - Contract withdrawals                         (145,823)     (1,712,322)     (23,311,764)      (35,572)
   - Contract transfers                            329,367       1,638,339      (32,814,412)       72,886
                                                ----------     -----------     ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                409,688       1,209,058       (3,779,409)       51,852
                                                ----------     -----------     ------------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            242,274         460,009       (4,077,195)       53,656
                                                ----------     -----------     ------------      --------
NET ASSETS AT DECEMBER 31, 2011                 $1,765,066     $14,451,816     $ 53,051,004      $437,399
                                                ==========     ===========     ============      ========

See accompanying notes.

                                                                                                   LVIP
                                                   LVIP            LVIP            LVIP         PROTECTED
                                                 PROTECTED      PROTECTED        PROTECTED       PROFILE
                                               PROFILE 2020    PROFILE 2030    PROFILE 2040    CONSERVATIVE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                    $666,439       $  976,397      $2,956,721      $5,208,513
Changes From Operations:
   - Net investment income (loss)                   2,177            4,088           7,906         211,724
   - Net realized gain (loss) on investments       22,929           10,378         130,461         100,263
   - Net change in unrealized appreciation
     or depreciation on investments                55,675          107,311         292,933         297,961
                                                 --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       80,781          121,777         431,300         609,948
Change From Unit Transactions:
   - Contract purchases                           131,602          217,368         317,058         930,719
   - Contract withdrawals                         (84,431)        (129,004)       (258,897)       (436,109)
   - Contract transfers                            50,973          169,218         626,231         794,495
                                                 --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                98,144          257,582         684,392       1,289,105
                                                 --------       ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           178,925          379,359       1,115,692       1,899,053
                                                 --------       ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                   845,364        1,355,756       4,072,413       7,107,566
Changes From Operations:
   - Net investment income (loss)                   1,700              994           2,575         120,660
   - Net realized gain (loss) on investments       14,367           36,354         137,054         188,215
   - Net change in unrealized appreciation
     or depreciation on investments               (23,727)         (51,807)       (224,069)        (97,552)
                                                 --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (7,660)         (14,459)        (84,440)        211,323
Change From Unit Transactions:
   - Contract purchases                           125,358          292,486         285,228         926,518
   - Contract withdrawals                         (96,302)        (188,697)       (408,517)       (999,972)
   - Contract transfers                            80,157         (130,695)        187,215         948,227
                                                 --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               109,213          (26,906)         63,926         874,773
                                                 --------       ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           101,553          (41,365)        (20,514)      1,086,096
                                                 --------       ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $946,917       $1,314,391      $4,051,899      $8,193,662
                                                 ========       ==========      ==========      ==========

                                                                                                   LVIP            LVIP
                                                                   LVIP                            SSgA            SSgA
                                                   LVIP         PROTECTED          LVIP        CONSERVATIVE    CONSERVATIVE
                                                PROTECTED        PROFILE           SSgA           INDEX         STRUCTURED
                                              PROFILE GROWTH     MODERATE       BOND INDEX      ALLOCATION      ALLOCATION
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                  $29,419,026     $35,730,922      $1,548,064       $     --       $      --
Changes From Operations:
   - Net investment income (loss)                  837,660         947,656          40,568             --            (105)
   - Net realized gain (loss) on investments      (138,445)        339,932          25,387             --              25
   - Net change in unrealized appreciation
     or depreciation on investments              3,470,776       2,973,179          45,694             --           1,879
                                               -----------     -----------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,169,991       4,260,767         111,649             --           1,799
Change From Unit Transactions:
   - Contract purchases                          7,312,804       5,721,113         664,841             --              --
   - Contract withdrawals                       (3,463,749)     (4,324,925)       (254,808)            --            (633)
   - Contract transfers                          3,522,317       1,410,010         825,176             --          45,795
                                               -----------     -----------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              7,371,372       2,806,198       1,235,209             --          45,162
                                               -----------     -----------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         11,541,363       7,066,965       1,346,858             --          46,961
                                               -----------     -----------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2010                 40,960,389      42,797,887       2,894,922             --          46,961
Changes From Operations:
   - Net investment income (loss)                  649,521         553,768          93,993            233             521
   - Net realized gain (loss) on investments       205,385       1,382,089          34,368            (50)          5,956
   - Net change in unrealized appreciation
     or depreciation on investments             (1,076,785)     (1,554,756)         89,573          1,055          (3,165)
                                               -----------     -----------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (221,879)        381,101         217,934          1,238           3,312
Change From Unit Transactions:
   - Contract purchases                          8,251,190       5,258,273         646,226         56,873         156,331
   - Contract withdrawals                       (5,151,090)     (7,621,967)       (275,426)       (16,280)       (258,673)
   - Contract transfers                            893,250       2,971,149         304,603         44,727         309,689
                                               -----------     -----------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              3,993,350         607,455         675,403         85,320         207,347
                                               -----------     -----------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          3,771,471         988,556         893,337         86,558         210,659
                                               -----------     -----------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2011                $44,731,860     $43,786,443      $3,788,259       $ 86,558       $ 257,620
                                               ===========     ===========      ==========       ========       =========

                                                     LVIP             LVIP             LVIP            LVIP
                                                     SSgA             SSgA             SSgA            SSgA
                                                  DEVELOPED         EMERGING     GLOBAL TACTICAL  INTERNATIONAL
                                              INTERNATIONAL 150   MARKETS 100       ALLOCATION        INDEX
                                                STANDARD CLASS   STANDARD CLASS   STANDARD CLASS  STANDARD CLASS
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                              -----------------  --------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 2010                     $ 342,201       $ 3,992,695      $6,656,614       $  415,928
Changes From Operations:
   - Net investment income (loss)                     4,079            56,098          38,567            9,125
   - Net realized gain (loss) on investments             33           173,867        (166,378)           2,248
   - Net change in unrealized appreciation
     or depreciation on investments                  33,021         1,357,878         730,902           52,371
                                                  ---------       -----------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         37,133         1,587,843         603,091           63,744
Change From Unit Transactions:
   - Contract purchases                             135,392         1,456,014       1,376,744          333,190
   - Contract withdrawals                           (51,347)         (515,667)       (702,645)         (69,851)
   - Contract transfers                             171,745         3,432,897        (250,467)         267,067
                                                  ---------       -----------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 255,790         4,373,244         423,632          530,406
                                                  ---------       -----------      ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             292,923         5,961,087       1,026,723          594,150
                                                  ---------       -----------      ----------       ----------
NET ASSETS AT DECEMBER 31, 2010                     635,124         9,953,782       7,683,337        1,010,078
Changes From Operations:
   - Net investment income (loss)                    13,415           181,678          69,033           12,214
   - Net realized gain (loss) on investments         16,163         1,058,465          12,575           12,968
   - Net change in unrealized appreciation
     or depreciation on investments                (111,844)       (2,710,564)       (117,711)        (194,762)
                                                  ---------       -----------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (82,266)       (1,470,421)        (36,103)        (169,580)
Change From Unit Transactions:
   - Contract purchases                             158,171         1,661,402       1,317,514          310,775
   - Contract withdrawals                           (58,402)         (651,737)       (724,589)        (131,187)
   - Contract transfers                             (30,237)       (1,294,938)        153,984          186,654
                                                  ---------       -----------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  69,532          (285,273)        746,909          366,242
                                                  ---------       -----------      ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (12,734)       (1,755,694)        710,806          196,662
                                                  ---------       -----------      ----------       ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 622,390       $ 8,198,088      $8,394,143       $1,206,740
                                                  =========       ===========      ==========       ==========

See accompanying notes.

                                                                                   LVIP             LVIP
                                                                   LVIP            SSgA             SSgA
                                                   LVIP            SSgA          MODERATE        MODERATELY
                                                   SSgA       MODERATE INDEX    STRUCTURED       AGGRESSIVE
                                              LARGE CAP 100     ALLOCATION      ALLOCATION    INDEX ALLOCATION
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS   STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                              --------------  --------------  --------------  ----------------
NET ASSETS AT JANUARY 1, 2010                   $  364,109       $     --       $       --       $       --
Changes From Operations:
   - Net investment income (loss)                    6,565             (1)             (72)             (38)
   - Net realized gain (loss) on investments         6,583             18              (13)             157
   - Net change in unrealized appreciation
     or depreciation on investments                 91,047            112            1,787            4,246
                                                ----------       --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       104,195            129            1,702            4,365
Change From Unit Transactions:
   - Contract purchases                            161,690          3,459           13,939           80,588
   - Contract withdrawals                          (53,962)          (170)          (3,258)         (12,942)
   - Contract transfers                            314,840          2,356           95,242          104,907
                                                ----------       --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                422,568          5,645          105,923          172,553
                                                ----------       --------       ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            526,763          5,774          107,625          176,918
                                                ----------       --------       ----------       ----------
NET ASSETS AT DECEMBER 31, 2010                    890,872          5,774          107,625          176,918
Changes From Operations:
   - Net investment income (loss)                   12,669          1,075           (1,636)            (920)
   - Net realized gain (loss) on investments        37,642            371             (137)            (277)
   - Net change in unrealized appreciation
     or depreciation on investments                (28,025)        11,428          (29,340)         (13,967)
                                                ----------       --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        22,286         12,874          (31,113)         (15,164)
Change From Unit Transactions:
   - Contract purchases                            243,617        464,856          475,305          853,905
   - Contract withdrawals                         (101,045)       (61,758)        (118,126)        (140,463)
   - Contract transfers                             78,076        170,674          968,737          327,451
                                                ----------       --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                220,648        573,772        1,325,916        1,040,893
                                                ----------       --------       ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            242,934        586,646        1,294,803        1,025,729
                                                ----------       --------       ----------       ----------
NET ASSETS AT DECEMBER 31, 2011                 $1,133,806       $592,420       $1,402,428       $1,202,647
                                                ==========       ========       ==========       ==========

                                                   LVIP
                                                   SSgA
                                                MODERATELY                                          LVIP
                                                AGGRESSIVE         LVIP            LVIP             SSgA            LVIP
                                                STRUCTURED         SSgA            SSgA          SMALL-MID      T. ROWE PRICE
                                                ALLOCATION     S&P 500 INDEX  SMALL-CAP INDEX     CAP 200       GROWTH STOCK
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS   STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  ---------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $       --     $ 6,609,565      $2,015,464       $  927,588      $1,138,377
Changes From Operations:
   - Net investment income (loss)                      (44)         47,352            (765)          12,346          (7,216)
   - Net realized gain (loss) on investments            81         413,340         193,589          271,401          31,598
   - Net change in unrealized appreciation
     or depreciation on investments                  2,475         550,375         351,514            6,262         179,204
                                                ----------     -----------      ----------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         2,512       1,011,067         544,338          290,009         203,586
Change From Unit Transactions:
   - Contract purchases                             10,936       3,111,422         534,425          139,022         446,140
   - Contract withdrawals                           (2,995)     (1,055,252)       (179,908)        (129,508)       (149,365)
   - Contract transfers                             36,099      (1,384,037)       (173,358)          95,152          35,505
                                                ----------     -----------      ----------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 44,040         672,133         181,159          104,666         332,280
                                                ----------     -----------      ----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             46,552       1,683,200         725,497          394,675         535,866
                                                ----------     -----------      ----------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                     46,552       8,292,765       2,740,961        1,322,263       1,674,243
Changes From Operations:
   - Net investment income (loss)                     (698)         44,287          (4,128)          15,056         (10,902)
   - Net realized gain (loss) on investments        (6,659)        235,237          64,515           68,529          43,475
   - Net change in unrealized appreciation
     or depreciation on investments                (19,231)       (210,588)       (208,964)        (110,188)        (98,048)
                                                ----------     -----------      ----------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (26,588)         68,936        (148,577)         (26,603)        (65,475)
Change From Unit Transactions:
   - Contract purchases                            892,631       2,250,877         522,947          207,282         376,918
   - Contract withdrawals                         (145,241)     (1,080,503)       (222,202)         (96,525)       (207,856)
   - Contract transfers                            639,816         512,371         215,787          (21,287)        408,057
                                                ----------     -----------      ----------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,387,206       1,682,745         516,532           89,470         577,119
                                                ----------     -----------      ----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,360,618       1,751,681         367,955           62,867         511,644
                                                ----------     -----------      ----------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                 $1,407,170     $10,044,446      $3,108,916       $1,385,130      $2,185,887
                                                ==========     ===========      ==========       ==========      ==========

                                                   LVIP
                                               T. ROWE PRICE                       LVIP            LVIP
                                                STRUCTURED         LVIP           TURNER         VANGUARD
                                                  MID-CAP       TEMPLETON         MID-CAP        DOMESTIC
                                                  GROWTH          GROWTH          GROWTH        EQUITY ETF
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $1,929,193      $  714,828      $  681,819       $     --
Changes From Operations:
   - Net investment income (loss)                  (12,929)         14,907          (5,290)            --
   - Net realized gain (loss) on investments        70,511           3,331          (2,291)            --
   - Net change in unrealized appreciation
     or depreciation on investments                395,668          54,037         214,058             --
                                                ----------      ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       453,250          72,275         206,477             --
Change From Unit Transactions:
   - Contract purchases                            311,111         305,972         307,683             --
   - Contract withdrawals                         (181,542)       (118,754)        (73,138)            --
   - Contract transfers                           (168,751)        163,470         204,545             --
                                                ----------      ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (39,182)        350,688         439,090             --
                                                ----------      ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            414,068         422,963         645,567             --
                                                ----------      ----------      ----------       --------
NET ASSETS AT DECEMBER 31, 2010                  2,343,261       1,137,791       1,327,386             --
Changes From Operations:
   - Net investment income (loss)                  (13,301)         42,153         (13,166)            43
   - Net realized gain (loss) on investments       168,515           8,276          77,041           (149)
   - Net change in unrealized appreciation
     or depreciation on investments               (236,965)       (204,613)       (297,210)           887
                                                ----------      ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (81,751)       (154,184)       (233,335)           781
Change From Unit Transactions:
   - Contract purchases                            384,683         449,295         507,090        120,284
   - Contract withdrawals                         (363,531)       (242,739)       (190,562)        (3,396)
   - Contract transfers                           (235,362)      1,224,794         681,693          7,015
                                                ----------      ----------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (214,210)      1,431,350         998,221        123,903
                                                ----------      ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (295,961)      1,277,166         764,886        124,684
                                                ----------      ----------      ----------       --------
NET ASSETS AT DECEMBER 31, 2011                 $2,047,300      $2,414,957      $2,092,272       $124,684
                                                ==========      ==========      ==========       ========


See accompanying notes.

                                                   LVIP
                                                 VANGUARD           LVIP
                                              INTERNATIONAL     WELLS FARGO    M BUSINESS
                                                EQUITY ETF    INTRINSIC VALUE  OPPORTUNITY   M CAPITAL
                                              STANDARD CLASS   STANDARD CLASS     VALUE     APPRECIATION
                                                SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              --------------  ---------------  -----------  ------------
NET ASSETS AT JANUARY 1, 2010                    $     --       $4,606,714     $1,319,492    $  856,666
Changes From Operations:
   - Net investment income (loss)                      --           19,110          2,321        (3,274)
   - Net realized gain (loss) on investments           --         (133,522)       (37,186)        6,220
   - Net change in unrealized appreciation
     or depreciation on investments                    --          852,356        158,960       221,859
                                                 --------       ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --          737,944        124,095       224,805
Change From Unit Transactions:
   - Contract purchases                                --          371,741        173,167       118,190
   - Contract withdrawals                              --         (710,363)      (115,196)      (68,569)
   - Contract transfers                                --         (106,053)       (15,788)      (78,850)
                                                 --------       ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --         (444,675)        42,183       (29,229)
                                                 --------       ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --          293,269        166,278       195,576
                                                 --------       ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                        --        4,899,983      1,485,770     1,052,242
Changes From Operations:
   - Net investment income (loss)                    (720)          21,588         (2,400)       (5,937)
   - Net realized gain (loss) on investments         (602)         121,869          3,355       146,531
   - Net change in unrealized appreciation
     or depreciation on investments               (57,023)        (301,776)       (69,182)     (221,676)
                                                 --------       ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (58,345)        (158,319)       (68,227)      (81,082)
Change From Unit Transactions:
   - Contract purchases                           181,006          412,195        220,093       156,484
   - Contract withdrawals                          (8,298)        (816,538)      (128,492)      (68,783)
   - Contract transfers                           316,035          478,471        (23,230)       11,176
                                                 --------       ----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               488,743           74,128         68,371        98,877
                                                 --------       ----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           430,398          (84,191)           144        17,795
                                                 --------       ----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                  $430,398       $4,815,792     $1,485,914    $1,070,037
                                                 ========       ==========     ==========    ==========

                                                                               MFS VIT        MFS VIT        MFS VIT
                                              M INTERNATIONAL  M LARGE CAP   CORE EQUITY       GROWTH      TOTAL RETURN
                                                   EQUITY         GROWTH    INITIAL CLASS  INITIAL CLASS  INITIAL CLASS
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                              ---------------  -----------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                   $2,133,646     $1,566,643     $ 747,668     $10,061,344    $24,571,274
Changes From Operations:
   - Net investment income (loss)                   52,361         (3,013)        2,788         (51,107)       508,665
   - Net realized gain (loss) on investments      (224,585)       (29,650)        9,290         168,947       (241,133)
   - Net change in unrealized appreciation
     or depreciation on investments                229,775        352,667       101,374       1,309,734      1,926,773
                                                ----------     ----------     ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        57,551        320,004       113,452       1,427,574      2,194,305
Change From Unit Transactions:
   - Contract purchases                            226,890        167,521        61,687         871,601      2,386,050
   - Contract withdrawals                         (146,619)      (118,338)      (58,379)     (1,784,025)    (2,948,275)
   - Contract transfers                           (257,758)      (201,097)      (68,390)        177,752       (673,272)
                                                ----------     ----------     ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (177,487)      (151,914)      (65,082)       (734,672)    (1,235,497)
                                                ----------     ----------     ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (119,936)       168,090        48,370         692,902        958,808
                                                ----------     ----------     ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  2,013,710      1,734,733       796,038      10,754,246     25,530,082
Changes From Operations:
   - Net investment income (loss)                   52,731         (9,542)        1,118         (36,277)       493,261
   - Net realized gain (loss) on investments       (58,844)        34,714        34,606         514,299         71,195
   - Net change in unrealized appreciation
     or depreciation on investments               (245,179)       (44,879)      (45,412)       (568,635)      (320,542)
                                                ----------     ----------     ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (251,292)       (19,707)       (9,688)        (90,613)       243,914
Change From Unit Transactions:
   - Contract purchases                            274,525        220,094        70,652       1,039,436      2,044,816
   - Contract withdrawals                         (118,831)      (117,473)     (137,020)     (1,705,981)    (2,650,688)
   - Contract transfers                            (92,276)      (159,745)      203,938         (10,893)    (1,376,376)
                                                ----------     ----------     ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 63,418        (57,124)      137,570        (677,438)    (1,982,248)
                                                ----------     ----------     ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (187,874)       (76,831)      127,882        (768,051)    (1,738,334)
                                                ----------     ----------     ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                 $1,825,836     $1,657,902     $ 923,920     $ 9,986,195    $23,791,748
                                                ==========     ==========     =========     ===========    ===========

                                                              NB AMT
                                                 MFS VIT      MID-CAP       NB AMT      NB AMT
                                                UTILITIES     GROWTH I    PARTNERS I  REGENCY I
                                              INITIAL CLASS    CLASS        CLASS       CLASS
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                              -------------  -----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $23,080,444   $14,464,263  $2,004,659  $5,457,294
Changes From Operations:
   - Net investment income (loss)                  577,865      (106,418)        106       2,594
   - Net realized gain (loss) on investments       115,669       799,619    (268,245)     44,522
   - Net change in unrealized appreciation
     or depreciation on investments              2,040,313     3,134,121     548,968   1,200,469
                                               -----------   -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,733,847     3,827,322     280,829   1,247,585
Change From Unit Transactions:
   - Contract purchases                          2,114,661     1,289,684     193,071     413,412
   - Contract withdrawals                       (2,686,727)   (1,815,517)   (244,045)   (678,420)
   - Contract transfers                         (2,091,515)   (1,083,875)   (188,989)   (623,541)
                                               -----------   -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (2,663,581)   (1,609,708)   (239,963)   (888,549)
                                               -----------   -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             70,266     2,217,614      40,866     359,036
                                               -----------   -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                 23,150,710    16,681,877   2,045,525   5,816,330
Changes From Operations:
   - Net investment income (loss)                  605,890      (112,710)    (10,427)     (1,247)
   - Net realized gain (loss) on investments       924,952     1,236,863    (157,210)    166,692
   - Net change in unrealized appreciation
     or depreciation on investments               (159,796)   (1,148,595)    (45,343)   (563,053)
                                               -----------   -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,371,046       (24,442)   (212,980)   (397,608)
Change From Unit Transactions:
   - Contract purchases                          2,184,307     1,060,106     163,588     351,413
   - Contract withdrawals                       (2,954,774)   (1,975,392)   (187,635)   (688,511)
   - Contract transfers                           (106,974)      205,752    (162,253)    281,767
                                               -----------   -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (877,441)     (709,534)   (186,300)    (55,331)
                                               -----------   -----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            493,605      (733,976)   (399,280)   (452,939)
                                               -----------   -----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2011                $23,644,315   $15,947,901  $1,646,245  $5,363,391
                                               ===========   ===========  ==========  ==========

See accompanying notes.

                                                PIMCO VIT
                                                COMMODITY     PREMIER VIT   PUTNAM VT   PUTNAM VT
                                               REAL RETURN       OPCAP       GLOBAL      GROWTH &
                                              ADMINISTRATIVE    MANAGED    HEALTH CARE    INCOME
                                                  CLASS         CLASS I     CLASS IB     CLASS IB
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              --------------  -----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $ 1,205,442     $ 432,006   $2,008,787   $  985,424
Changes From Operations:
   - Net investment income (loss)                  334,399          (935)      24,402        7,512
   - Net realized gain (loss) on investments        68,987       (88,141)      41,960      (53,030)
   - Net change in unrealized appreciation
     or depreciation on investments                297,161       112,665      (12,860)     183,753
                                               -----------     ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       700,547        23,589       53,502      138,235
Change From Unit Transactions:
   - Contract purchases                            746,950         9,064      101,996      189,162
   - Contract withdrawals                         (169,749)      (15,840)    (283,438)     (70,693)
   - Contract transfers                          1,324,293      (448,819)      (8,145)     (92,918)
                                               -----------     ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,901,494      (455,595)    (189,587)      25,551
                                               -----------     ---------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,602,041      (432,006)    (136,085)     163,786
                                               -----------     ---------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                  3,807,483            --    1,872,702    1,149,210
Changes From Operations:
   - Net investment income (loss)                  866,209            --        3,975        5,190
   - Net realized gain (loss) on investments        (5,928)           --       88,922      (20,888)
   - Net change in unrealized appreciation
     or depreciation on investments             (1,489,342)           --     (125,922)     (47,625)
                                               -----------     ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (629,061)           --      (33,025)     (63,323)
Change From Unit Transactions:
   - Contract purchases                          1,717,283            --       80,484       70,891
   - Contract withdrawals                         (506,238)           --     (299,563)     (69,525)
   - Contract transfers                          2,408,899            --       96,037       34,974
                                               -----------     ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              3,619,944            --     (123,042)      36,340
                                               -----------     ---------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,990,883            --     (156,067)     (26,983)
                                               -----------     ---------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                $ 6,798,366     $      --   $1,716,635   $1,122,227
                                               ===========     =========   ==========   ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of sixteen products as follows:

     -    VUL-I

     -    Lincoln VUL(CV)

     -    Lincoln VUL(CV)-II

     -    Lincoln VUL(CV)-III

     -    Lincoln VUL(CV)-IV

     -    Lincoln VUL(DB)

     -    Lincoln VUL(DB)-II

     -    Lincoln VUL(DB)-IV

     -    MoneyGuard VUL

     -    Lincoln VUL(ONE)

     -    Lincoln Momentum VUL(ONE)

     -    Lincoln VUL(ONE) 2005

     -    Lincoln Momentum VUL(ONE) 2005

     -    Lincoln VUL(ONE) 2007

     -    Lincoln Momentum VUL(ONE) 2007

     -    Lincoln AssetEdge VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Initial Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Opportunities Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Investment Grade Bond Initial Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Diversified Income Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
M Fund, Inc. (M):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard

Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation Fund and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OpCap Managed Class I Portfolio ceased to be available as an investment option to Variable Account Contract owners.

During 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

LVIP Dimensional Non-U.S. Equity Standard Class Fund      LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund          LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the sixteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

-    MoneyGuard VUL - annual rate of 1.00%.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2011 and 2010, amounted to $9,375,917 and $8,951,758, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2011 and 2010, totaled $18,450,940 and $13,588,148, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $68,501,653 and $65,703,033, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2011 and 2010.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln Momentum VUL(ONE) 2007, and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2011 and 2010, were $9,305,226 and $6,932,116, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                 0.10%    0.90%    $ 7.87    $14.90      234,963   $ 2,300,280       -23.92%    -23.30%     0.58%
            2010                 0.10%    1.00%     10.26     19.48      234,459     3,052,855        17.76%     18.82%     2.05%
            2009                 0.10%    1.00%      8.64     11.92      236,617     2,627,618        51.96%     53.32%     0.00%
            2008                 0.10%    1.00%      5.89      7.81      178,720     1,317,841       -47.89%    -47.63%     0.00%
            2007                 0.50%    1.00%     13.20     14.91      178,937     2,522,503        18.99%     19.60%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                 0.10%    0.90%      8.19     16.19    1,026,054    12,380,940         5.36%      6.21%     1.34%
            2010                 0.10%    0.90%      7.75     15.28    1,140,739    13,017,236        12.08%     12.98%     0.00%
            2009                 0.10%    0.90%      6.90     10.91    1,195,332    12,137,182        19.74%     20.70%     4.22%
            2008                 0.10%    1.00%      5.74      9.35    1,200,004    10,253,479       -41.20%    -40.90%     2.08%
            2007                 0.50%    1.00%     13.05     15.90    1,164,357    16,979,485         4.07%      4.59%     1.45%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                 0.10%    0.90%      5.08      9.04      979,217     6,518,644       -19.98%    -19.33%     4.43%
            2010                 0.10%    0.90%      6.33      8.17      825,290     6,595,175         3.66%      4.49%     3.34%
            2009                 0.10%    0.90%      6.09      7.85      732,075     5,538,660        33.47%     34.55%     1.46%
            2008                 0.10%    0.90%      4.55      5.86      647,410     3,684,627       -53.60%    -53.42%     1.11%
            2007                 0.50%    0.90%     12.50     12.58      388,765     4,849,818         4.89%      5.31%     1.17%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF LARGE CAP GROWTH CLASS A
            2011                 0.35%    0.90%    $10.87    $15.17      173,100    $  2,053,391     -3.91%      -3.38%     0.33%
            2010                 0.35%    0.90%     11.32     15.70      164,906       1,977,536      9.11%       9.71%     0.49%
            2009                 0.35%    0.90%     10.37     11.90      180,665       1,982,398     36.28%      36.83%     0.15%
            2008                 0.50%    0.90%      7.61      8.69      187,635       1,504,118    -40.20%     -39.96%     0.00%
            2007                 0.50%    0.90%     12.73     14.48      191,705       2,566,420     12.90%      13.37%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 0.10%    1.00%      9.24     22.59      870,007      12,959,336     -9.30%      -8.48%     0.48%
            2010                 0.10%    1.00%     10.14     24.91      810,595      14,189,395     25.65%      26.78%     0.42%
            2009                 0.10%    1.00%      8.04     19.82      821,046      11,513,033     41.43%      42.72%     1.10%
            2008                 0.10%    1.00%      5.66     14.02      864,468       8,724,818    -36.22%     -35.90%     0.73%
            2007                 0.50%    1.00%     12.94     21.98      756,901      12,056,607      0.69%       1.20%     0.90%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 0.10%    0.90%     11.65     15.13    1,195,353      16,718,711     11.09%      11.98%     4.28%
            2010                 0.10%    0.90%     10.87     13.56    1,119,704      14,246,073      4.42%       5.26%     1.88%
            2009                 0.10%    0.90%     10.50     12.94    1,261,552      15,247,730      9.46%      10.34%     2.17%
            2008                 0.10%    0.90%     10.55     11.77      722,975       8,175,893     -2.16%      -1.77%     5.01%
            2007                 0.50%    0.90%     11.10     11.98      634,123       7,341,972      8.69%       9.12%     4.77%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.10%    0.90%      9.02     15.76    1,289,425      16,952,051     -9.70%      -8.98%     1.35%
            2010                 0.10%    0.90%      9.91     17.38    1,174,472      17,345,557     10.74%      11.63%     1.56%
            2009                 0.10%    0.90%      8.88     15.63    1,038,575      14,155,195     41.03%      42.16%     1.48%
            2008                 0.10%    0.90%      6.40     11.04      957,738       9,683,013    -38.94%     -38.70%     2.00%
            2007                 0.50%    0.90%     16.10     18.01      732,305      12,470,814     13.82%      14.28%     2.92%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.10%    1.00%      7.56     23.84    1,553,726      22,276,369    -19.96%     -19.22%     1.33%
            2010                 0.10%    1.00%      9.40     29.79    1,517,624      28,621,606     21.17%      22.29%     1.72%
            2009                 0.10%    1.00%      7.73     24.58    1,533,469      23,851,732     59.64%      61.14%     0.27%
            2008                 0.10%    1.00%      4.82     15.40    1,400,471      13,941,947    -53.98%     -53.75%     0.00%
            2007                 0.50%    1.00%     18.17     33.46    1,433,504      31,838,941     20.20%      20.82%     2.94%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.10%    1.00%      8.83     16.88    7,374,579      98,608,893     -5.23%      -4.37%     0.61%
            2010                 0.10%    1.00%      9.26     17.70    7,761,674     108,224,157     17.50%      18.56%     0.72%
            2009                 0.10%    1.00%      7.81     14.88    8,302,871      95,962,947     38.03%      39.27%     0.66%
            2008                 0.10%    1.00%      5.67     10.78    8,768,998      72,825,695    -44.53%     -44.25%     0.87%
            2007                 0.50%    1.00%     11.94     19.44    7,941,147     119,671,398     11.23%      11.79%     0.80%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.10%    1.00%      8.46     14.98    6,556,555      80,277,050     -2.81%      -1.93%     1.57%
            2010                 0.10%    1.00%      8.66     15.32    6,474,127      81,863,752     10.32%      11.31%     1.50%
            2009                 0.10%    1.00%      7.82     13.79    6,411,838      73,550,733     29.93%      31.11%     1.62%
            2008                 0.10%    1.00%      6.00     10.60    6,615,211      59,393,634    -38.47%     -38.16%     1.81%
            2007                 0.50%    1.00%     13.08     17.21    6,190,959      91,102,111      4.00%       4.52%     1.56%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.10%    1.00%      7.81     17.85    3,428,130      45,710,395    -14.82%     -14.05%     1.80%
            2010                 0.10%    1.00%      9.08     20.95    3,183,821      52,139,930      6.17%       7.13%     2.02%
            2009                 0.10%    1.00%      8.48     19.73    3,053,045      48,521,187     41.65%      42.93%     1.54%
            2008                 0.10%    1.00%      6.24     13.93    2,985,439      34,913,432    -42.70%     -42.41%     2.00%
            2007                 0.50%    1.00%     17.50     24.31    2,749,494      57,707,080     18.83%      19.42%     1.61%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 0.10%    0.90%     10.69     12.40    1,594,916      18,511,645     -4.36%      -3.59%     2.86%
            2010                 0.10%    0.90%     11.74     12.87      936,367      11,604,171      9.07%       9.94%     2.08%
            2009     6/19/09     0.10%    0.90%     10.68     11.70      202,100       2,356,164      0.28%      16.59%     3.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.90%     11.30     17.16    1,959,375      29,544,274      5.44%       6.29%     4.08%
            2010                 0.10%    0.90%     11.60     16.21    1,787,407      26,374,538      7.09%       7.95%     4.45%
            2009                 0.10%    0.90%     11.76     15.08    2,357,608      33,684,080     25.82%      26.83%     4.83%
            2008                 0.10%    0.90%      9.81     11.93    1,145,937      12,962,662     -5.40%      -5.02%     3.82%
            2007                 0.50%    0.90%     11.51     12.57    1,032,963      12,358,079      6.67%       7.10%     2.73%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                 0.10%    0.90%    $ 8.05    $ 39.84    1,434,860   $23,916,904     -20.50%     -19.86%     1.88%
            2010                 0.10%    0.90%     10.04      50.03    1,162,691    28,027,570      17.43%      18.37%     0.74%
            2009                 0.10%    0.90%      8.48      42.54    1,022,259    24,243,932      76.52%      77.93%     1.29%
            2008                 0.10%    0.90%      5.82      24.09      832,658    13,022,044     -51.99%     -51.80%     1.68%
            2007                 0.50%    0.90%     21.96      50.18      779,035    27,909,618      37.61%      38.16%     1.52%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.10%    1.00%     11.74      22.39    1,052,895    18,323,953       1.36%       2.28%     8.90%
            2010                 0.10%    1.00%     12.43      22.09    1,072,079    18,821,993      14.17%      15.20%     7.68%
            2009                 0.10%    1.00%     10.85      19.35    1,153,480    18,027,233      47.50%      48.82%     6.68%
            2008                 0.10%    1.00%      7.32      13.12      945,869    10,140,055     -24.93%     -24.55%     8.61%
            2007                 0.50%    1.00%     12.03      17.47    1,007,976    14,413,211       1.77%       2.28%     6.42%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.90%     10.49      12.94      624,220     7,305,768       1.99%       2.81%     1.85%
            2010                 0.10%    0.90%     11.60      12.64      383,686     4,522,256       3.50%       4.33%     2.26%
            2009                 0.10%    0.90%     11.12      12.16      194,708     2,302,516      11.78%      12.68%     3.63%
            2008                 0.10%    0.90%     10.14      10.83       96,251     1,027,888      -1.18%      -0.79%     4.69%
            2007                 0.50%    0.90%     10.67      10.92       20,715       224,789       3.53%       3.97%     4.83%
DELAWARE VIP REIT STANDARD CLASS
            2011                 0.10%    0.90%     13.52      33.93    1,401,777    25,388,542       9.96%      10.85%     1.57%
            2010                 0.10%    0.90%     12.24      30.86    1,422,260    25,155,304      25.85%      26.86%     2.85%
            2009                 0.10%    0.90%      9.69      24.52    1,192,262    17,178,934      22.21%      22.70%     4.69%
            2008                 0.50%    0.90%      7.90      20.06    1,239,075    15,119,282     -35.64%     -35.38%     2.33%
            2007                 0.50%    0.90%     12.22      31.18    1,235,576    23,556,721     -14.71%     -14.37%     1.38%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 0.10%    1.00%     10.01      29.36    2,090,280    36,256,420      -2.32%      -1.43%     0.50%
            2010                 0.10%    1.00%     10.20      30.02    2,113,357    40,297,051      30.96%      32.14%     0.66%
            2009                 0.10%    1.00%      7.76      22.90    1,903,771    29,320,934      30.52%      31.70%     0.99%
            2008                 0.10%    1.00%      5.92      17.53    2,184,672    26,897,132     -30.58%     -30.23%     0.76%
            2007                 0.50%    1.00%     12.32      25.23    2,175,595    39,581,908      -7.55%      -7.09%     0.50%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.10%    1.00%     12.10      25.05    1,036,284    19,635,529       7.05%       8.02%     0.96%
            2010     10/8/10     0.10%    1.00%     11.25      23.35    1,054,081    19,122,799      13.51%      13.75%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.10%    1.00%      8.26      17.17    1,223,076    16,167,963      53.19%      53.95%     0.00%
            2008                 0.50%    1.00%      5.37      11.19    1,392,405    11,988,101     -47.27%     -47.00%     0.00%
            2007                 0.50%    1.00%     13.38      21.17    1,362,908    22,380,539       9.65%      10.20%     0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                 0.10%    0.90%     10.52      18.44      156,209     2,006,672       6.66%       7.52%     0.24%
            2010                 0.10%    0.90%      9.78      17.20      115,722     1,356,455      12.88%      13.79%     0.07%
            2009                 0.10%    0.90%      8.60      11.80      117,501     1,194,274      42.01%      43.18%     0.23%
            2008                 0.10%    0.90%      6.76       8.28       91,631       656,223     -43.17%     -42.94%     0.04%
            2007                 0.50%    0.90%     11.85      14.51       74,970       945,719      11.55%      12.00%     0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.10%    0.90%      8.63      16.14      996,994    13,652,384       8.56%       9.43%     1.92%
            2010                 0.10%    0.90%      7.93      14.78      998,568    12,643,738      14.59%      15.51%     2.40%
            2009                 0.10%    0.90%      6.90      11.77      999,678    10,939,033      16.91%      17.85%     3.10%
            2008                 0.10%    0.90%      5.88      10.05    1,016,581     9,582,472     -34.02%     -33.76%     2.91%
            2007                 0.50%    0.90%     12.74      15.21    1,049,683    15,121,334      -3.59%      -3.21%     1.52%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 0.10%    0.90%     10.99      12.66      221,433     2,666,315      -3.74%      -2.96%     1.32%
            2010                 0.10%    0.90%     12.88      13.05       79,721     1,012,077      11.46%      12.35%     0.86%
            2009      6/9/09     0.10%    0.90%     11.55      11.61       11,847       137,131       0.54%      14.16%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.35%    0.90%     10.44      15.40    2,857,558    36,394,059       0.92%       1.48%     1.71%
            2010                 0.35%    0.90%     10.33      15.18    3,205,925    39,126,923      13.68%      14.30%     1.94%
            2009                 0.35%    0.90%      9.07      11.55    3,677,800    37,723,782      25.19%      25.69%     2.82%
            2008                 0.50%    0.90%      7.23       9.21    4,261,462    33,610,627     -37.72%     -37.47%     2.46%
            2007                 0.50%    0.90%     11.60      14.76    4,784,358    60,636,247       4.35%       4.77%     1.50%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.35%    0.90%    $12.68    $18.00       610,311    $ 9,139,291     -5.27%      -4.75%     0.87%
            2010                 0.35%    0.90%     13.39     19.00       632,521     10,203,745     25.26%      25.95%     0.92%
            2009                 0.35%    0.90%     10.69     15.17       731,153      9,429,560     25.44%      25.94%     1.80%
            2008                 0.50%    0.90%      8.52     12.09       755,313      7,820,495    -34.71%     -34.45%     1.63%
            2007                 0.50%    0.90%     13.03     18.52       862,949     13,621,697     -2.78%      -2.39%     0.86%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2011                 0.55%    0.55%     13.13     13.13        56,019        735,546     -3.10%      -3.10%     1.93%
            2010                 0.55%    0.80%     15.21     15.21        56,935        829,899     13.35%      13.35%     1.74%
            2009                 0.80%    0.80%     13.42     13.42        50,453        676,939     28.08%      28.08%     2.20%
            2008                 0.80%    0.80%     10.48     10.48        65,992        691,287    -29.29%     -29.29%     2.67%
            2007                 0.80%    0.80%     14.81     14.81        58,676        869,220     14.58%      14.58%     6.15%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 0.10%    0.90%      9.19     16.60     3,799,081     53,869,792     -3.51%      -2.73%     0.93%
            2010                 0.10%    0.90%      9.45     17.18     3,708,174     55,798,434     16.06%      16.99%     1.14%
            2009                 0.10%    0.90%      8.08     14.78     3,626,482     47,395,495     34.45%      35.53%     1.33%
            2008                 0.10%    0.90%      6.17     10.98     3,600,354     35,691,033    -43.13%     -42.90%     0.93%
            2007                 0.50%    0.90%     15.48     19.27     3,475,642     61,663,183     16.46%      16.92%     0.90%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 0.55%    0.80%     13.68     14.30       152,676      2,181,461      0.17%       0.42%     2.40%
            2010                 0.55%    0.80%     13.66     13.66       186,715      2,586,524     14.23%      14.23%     1.74%
            2009                 0.80%    0.80%     11.96     11.96       241,071      2,883,195     29.17%      29.17%     2.19%
            2008                 0.80%    0.80%      9.26      9.26       275,521      2,551,056    -43.11%     -43.11%     2.52%
            2007                 0.80%    0.80%     16.28     16.28       296,277      4,822,136      0.72%       0.72%     1.76%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                 0.35%    0.90%     11.28     12.84       436,168      5,465,385     -0.05%       0.36%     2.41%
            2010                 0.50%    1.00%     11.28     13.51       453,657      5,713,438     13.94%      14.52%     1.77%
            2009                 0.50%    1.00%      9.89     11.86       469,290      5,178,434     28.74%      29.39%     2.17%
            2008                 0.50%    1.00%      7.68      9.21       527,003      4,509,403    -43.28%     -42.99%     2.52%
            2007                 0.50%    1.00%     13.52     16.24       511,636      7,701,467      0.42%       0.91%     1.72%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 0.10%    0.90%      7.28     16.27       619,269      7,102,273     -0.76%       0.04%     0.26%
            2010                 0.10%    0.90%      7.33     16.31       675,437      6,962,534     22.95%      23.93%     0.18%
            2009                 0.10%    0.90%      5.97     10.14       727,117      5,631,760     27.00%      28.02%     0.33%
            2008                 0.10%    0.90%      4.70      7.96       898,103      5,363,097    -47.71%     -47.50%     0.72%
            2007                 0.50%    0.90%      8.98     15.20       888,887      9,997,190     25.73%      26.24%     0.62%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.35%    0.90%      8.24     18.58       166,388      2,522,236      1.26%       1.82%     0.05%
            2010                 0.35%    0.90%      8.12     18.25       215,962      2,900,063     22.55%      23.22%     0.09%
            2009                 0.35%    0.90%      6.62      8.72       290,515      2,542,261     44.41%      44.63%     0.37%
            2008                 0.75%    0.90%      4.58      6.03       424,860      1,987,120    -55.46%     -55.40%     0.37%
            2007                 0.75%    0.90%     10.26     13.52       424,150      4,452,849     21.94%      22.12%     0.00%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2011                 0.35%    0.90%     13.81     17.74        97,957      1,423,968      2.99%       3.56%     6.54%
            2010                 0.35%    0.90%     13.41     17.19       110,823      1,597,332     12.77%      13.39%     7.68%
            2009                 0.35%    0.90%     11.89     15.22       118,720      1,475,429     42.49%      42.70%     7.70%
            2008                 0.75%    0.90%      8.35     10.67       127,982      1,105,974    -25.74%     -25.62%     8.67%
            2007                 0.75%    0.90%     11.24     14.34       139,905      1,628,414      1.74%       1.89%     8.35%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2011                 0.55%    0.80%     12.52     19.70       135,687      1,709,713      6.48%       6.74%     3.07%
            2010                 0.55%    0.80%     18.50     18.50       111,490      1,803,770      6.95%       6.95%     3.40%
            2009                 0.80%    0.80%     17.30     17.30       116,790      2,020,046     14.80%      14.80%     9.05%
            2008                 0.80%    0.80%     15.07     15.07       136,215      2,052,274     -4.02%      -4.02%     4.19%
            2007                 0.80%    0.80%     15.70     15.70       161,347      2,532,753      3.52%       3.52%     4.08%
FIDELITY VIP MID CAP SERVICE CLASS
            2011                 0.10%    0.90%      9.78     15.00     1,090,164     13,990,653    -11.52%     -10.81%     0.16%
            2010                 0.10%    0.90%     10.97     16.88       924,814     13,640,829     27.55%      28.57%     0.29%
            2009                 0.10%    0.90%      8.53     13.18       770,556      9,234,255     38.76%      39.87%     0.64%
            2008                 0.10%    0.90%      6.24      9.46       658,058      5,815,696    -40.05%     -39.81%     0.38%
            2007                 0.50%    0.90%     12.07     15.72       494,616      7,535,268     14.45%      15.10%     0.71%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                 0.10%    0.90%    $ 6.71    $13.60     416,923      $ 4,756,314    -17.97%     -17.31%      1.33%
            2010                 0.10%    0.90%      8.12     16.56     430,156        6,029,764     11.98%      12.88%      1.35%
            2009                 0.10%    0.90%      7.19     14.77     401,749        5,122,752     25.31%      26.31%      2.16%
            2008                 0.10%    0.90%      5.85     11.77     383,331        3,987,824    -44.37%     -44.14%      2.65%
            2007                 0.50%    0.90%     17.07     21.12     356,920        6,803,849     16.16%      16.62%      3.36%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2011                 0.10%    0.90%     10.43     12.78     832,933       10,141,890      1.79%       2.61%      5.60%
            2010                 0.10%    0.90%     10.21     12.48     756,055        8,965,072     11.85%      12.75%      6.63%
            2009                 0.10%    0.90%      9.10     11.12     617,058        6,466,885     34.66%      35.75%      8.45%
            2008                 0.10%    0.90%      6.74      8.22     470,297        3,768,725    -30.04%     -29.76%      5.72%
            2007                 0.50%    0.90%     11.63     11.70     313,897        3,611,934      3.08%       3.49%      3.37%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                 0.10%    1.00%      9.82     18.47     731,344       10,030,040     -5.54%      -4.69%      0.00%
            2010                 0.10%    1.00%     10.35     19.42     768,212       11,362,208     26.66%      27.81%      0.00%
            2009                 0.10%    1.00%      8.14     13.26     736,926        8,605,445     42.51%      43.80%      0.00%
            2008                 0.10%    1.00%      5.69      9.30     737,632        6,106,588    -42.92%     -42.63%      0.00%
            2007                 0.50%    1.00%     13.43     16.30     675,263        9,847,537     10.40%      10.95%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                 0.10%    0.90%      8.15     11.93     936,996        9,476,588     -1.68%      -0.89%      2.68%
            2010                 0.10%    0.90%      8.26     12.04     751,305        7,467,541     10.47%      11.36%      1.90%
            2009                 0.10%    0.90%      7.46      9.25     532,773        4,691,240     25.21%      26.22%      2.33%
            2008                 0.10%    0.90%      5.94      7.36     369,941        2,643,660    -37.50%     -37.25%      3.50%
            2007                 0.50%    0.90%     11.65     11.73     245,698        2,856,336      2.79%       3.21%      1.57%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2011                 0.55%    0.80%     12.30     14.12     138,617        1,710,317    -11.16%     -10.94%      1.92%
            2010                 0.55%    0.80%     15.89     15.89     148,886        2,256,721      7.81%       7.81%      2.21%
            2009                 0.80%    0.80%     14.74     14.74     180,272        2,656,873     36.25%      36.25%      3.75%
            2008                 0.80%    0.80%     10.82     10.82     219,383        2,373,109    -40.71%     -40.71%      2.65%
            2007                 0.80%    0.80%     18.24     18.24     226,059        4,124,438     14.87%      14.87%      2.08%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                 0.35%    0.90%     12.83     14.38     261,494        3,586,115    -11.44%     -10.95%      1.70%
            2010                 0.35%    0.90%     14.47     16.14     280,429        4,353,202      7.44%       8.03%      1.84%
            2009                 0.35%    0.90%     13.45     14.12     309,055        4,364,334     35.81%      36.02%      3.52%
            2008                 0.75%    0.90%      9.88     10.40     434,158        4,430,820    -40.91%     -40.82%      2.37%
            2007                 0.75%    0.90%     16.70     17.60     449,769        7,765,062     14.42%      14.59%      1.97%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                 0.80%    0.80%     18.85     18.85      55,094        1,038,440     21.24%      21.24%      9.36%
            2008                 0.80%    0.80%     15.55     15.55      50,724          788,610    -25.57%     -25.57%     10.77%
            2007                 0.80%    0.80%     20.89     20.89      41,692          870,816      9.44%       9.44%     16.99%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                 0.10%    0.90%     13.74     17.54     666,058       10,957,497     -1.50%      -0.71%      5.64%
            2010                 0.10%    0.90%     13.84     17.74     637,446       10,837,194     13.68%      14.59%      1.63%
            2009                 0.10%    0.90%     12.08     15.54     803,344       11,702,647     17.92%      18.86%     14.87%
            2008                 0.10%    0.90%     11.08     13.13     430,268        5,492,483      5.51%       5.93%      3.76%
            2007                 0.50%    0.90%     11.62     12.39     333,508        4,078,634     10.28%      10.72%      2.70%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                 0.35%    0.90%     10.30     15.05     530,094        6,132,364     -7.63%      -7.26%      1.59%
            2010                 0.50%    0.90%     11.10     16.27     542,632        6,929,019      6.77%       7.20%      1.58%
            2009                 0.50%    0.90%     10.36     15.23     541,857        6,542,943     30.16%      30.68%      3.66%
            2008                 0.50%    0.90%      7.93     11.69     625,020        5,763,916    -42.65%     -42.42%      2.08%
            2007                 0.50%    0.90%     13.77     20.36     607,307        9,850,621      1.63%       2.04%      1.48%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 0.35%    0.90%     11.63     14.68      94,289        1,310,772     -7.81%      -7.30%      1.39%
            2010                 0.35%    0.90%     12.59     15.92     103,679        1,574,272      6.43%       7.02%      1.38%
            2009                 0.35%    0.90%     11.81     14.96     123,850        1,774,377     29.93%      30.12%      3.06%
            2008                 0.75%    0.90%      9.08     11.51     185,308        2,050,155    -42.84%     -42.75%      1.80%
            2007                 0.75%    0.90%     15.86     20.14     191,240        3,716,605      1.43%       1.58%      1.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 0.35%    1.00%    $ 5.60    $13.24       978,381    $ 9,886,257     -8.83%      -8.23%      0.15%
            2010                 0.35%    1.00%      6.12     14.43     1,276,788     12,590,596     14.34%      15.09%      0.74%
            2009                 0.35%    1.00%      5.34      9.81     1,764,880     12,294,436     19.87%      20.17%      0.63%
            2008                 0.75%    1.00%      4.45      8.16     2,303,857     12,045,256    -43.07%     -42.92%      0.00%
            2007                 0.75%    1.00%      7.79     14.30     2,363,019     21,596,168     10.90%      11.18%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
            2011                 0.35%    0.90%      9.63     14.63     1,148,684     14,215,138     -0.96%      -0.41%      0.95%
            2010                 0.35%    0.90%      9.71     14.69     1,348,424     16,130,915      8.57%       9.17%      0.96%
            2009                 0.35%    0.90%      8.93     12.17     1,617,214     16,280,373     27.15%      27.34%      1.79%
            2008                 0.75%    0.90%      7.01      9.56     2,077,680     15,227,547    -30.77%     -30.66%      2.15%
            2007                 0.75%    0.90%     10.12     13.79     2,276,561     24,067,209      7.15%       7.31%      1.10%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2011                 0.55%    0.55%     13.07     13.07        53,295        696,741      6.43%       6.43%      5.33%
            2010                 0.55%    0.80%     12.22     12.22        51,768        633,967      9.17%       9.17%      7.14%
            2009                 0.80%    0.80%     11.19     11.19        45,779        512,493     10.19%      10.19%     10.30%
            2008                 0.80%    0.80%     10.16     10.16        49,266        500,508    -16.40%     -16.40%      8.88%
            2007                 0.80%    0.80%     12.15     12.15        58,213        707,450      0.91%       0.91%      7.24%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 0.35%    0.90%     14.18     18.03       368,936      5,412,413     -7.58%      -7.07%      1.56%
            2010                 0.35%    0.90%     15.35     19.48       374,956      6,305,360     11.85%      12.47%      2.35%
            2009                 0.35%    0.90%     13.72     17.39       401,748      6,036,397     34.03%      34.23%      1.48%
            2008                 0.75%    1.00%     10.24     13.84       503,827      5,673,697    -40.98%     -40.83%      0.54%
            2007                 0.75%    1.00%     17.32     23.45       568,487     10,792,000     13.57%      13.86%      0.41%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2011                 0.35%    0.90%     14.64     17.67       650,588      9,842,839      0.73%       1.28%      2.42%
            2010                 0.35%    0.90%     14.45     17.54       702,390     10,956,798      7.42%       8.01%      2.79%
            2009                 0.35%    0.90%     14.77     16.33       716,238     10,961,302     24.76%      24.95%      3.00%
            2008                 0.75%    0.90%     11.82     13.09       804,674     10,317,188    -16.59%     -16.47%      2.66%
            2007                 0.75%    0.90%     14.15     15.69       856,695     13,155,059      9.55%       9.71%      2.57%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 0.35%    0.90%     14.95     16.53       504,707      7,959,792      0.44%       0.85%      2.11%
            2010                 0.50%    0.90%     14.89     16.43       570,500      9,281,763      7.15%       7.58%      2.65%
            2009                 0.50%    0.90%     13.89     15.31       546,133      8,290,876     24.46%      24.96%      2.90%
            2008                 0.50%    0.90%     11.16     12.28       453,794      5,521,434    -16.81%     -16.48%      2.42%
            2007                 0.50%    0.90%     13.42     14.74       489,711      7,148,113      9.30%       9.74%      2.28%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 0.35%    0.90%     16.20     19.84       167,433      3,037,060     -2.53%      -2.00%      0.00%
            2010                 0.35%    0.90%     16.62     20.33       204,180      3,889,270     24.39%      25.08%      0.00%
            2009                 0.35%    0.90%     13.36     16.32       210,235      3,207,842     43.15%      43.72%      0.00%
            2008                 0.50%    0.90%      9.33     11.38       338,101      3,540,603    -44.36%     -44.14%      0.06%
            2007                 0.50%    0.90%     16.77     20.43       304,947      5,740,723     20.65%      21.13%      0.08%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2011                 0.35%    0.90%      4.87     19.74       139,571      1,251,908     -9.48%      -8.98%      0.00%
            2010                 0.35%    0.90%      5.38     21.69       284,086      1,937,073     23.28%      23.96%      0.00%
            2009                 0.35%    0.90%      4.36      8.04       327,963      1,491,955     55.49%      55.72%      0.00%
            2008                 0.75%    0.90%      2.81      5.16       343,187        995,979    -44.47%     -44.39%      0.09%
            2007                 0.75%    0.90%      5.05      9.28       340,300      1,784,359     20.61%      20.79%      0.35%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.35%    0.90%      8.57     15.26       629,750      7,992,638    -14.52%     -14.04%      0.59%
            2010                 0.35%    0.90%      9.28     17.75       718,059      9,746,325     14.80%      15.43%      0.61%
            2009                 0.35%    0.90%      8.08      9.26       947,937      9,419,526     36.47%      36.67%      1.42%
            2008                 0.75%    0.90%      5.91      6.78     1,182,504      7,851,599    -45.16%     -45.08%      1.22%
            2007                 0.75%    0.90%     10.76     12.34     1,200,110     14,510,684      8.65%       8.81%      0.75%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 0.35%    0.90%      9.65     10.00       187,264      1,849,786    -14.76%     -14.63%      0.48%
            2010                 0.75%    0.90%     11.32     11.71       196,314      2,266,374     14.48%      14.66%      0.49%
            2009                 0.75%    0.90%      9.89     10.22       223,397      2,248,825     36.17%      36.38%      1.28%
            2008                 0.75%    0.90%      7.26      7.49       237,315      1,751,153    -45.30%     -45.22%      1.02%
            2007                 0.75%    0.90%     13.28     13.67       248,332      3,350,266      8.38%       8.55%      0.56%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                 0.35%    0.90%    $11.23    $14.93        52,372    $   686,765      3.36%       3.77%     0.00%
            2010                 0.50%    0.90%     10.86     14.39        59,846        748,140     25.57%      26.07%     0.00%
            2009                 0.50%    0.90%      8.65     11.42        61,413        596,361     37.43%      37.98%     0.00%
            2008                 0.50%    0.90%      6.30      8.27        36,809        262,145    -39.53%     -39.29%     0.00%
            2007      6/7/07     0.50%    0.90%     10.41     13.63        14,413        174,585     -3.31%      -2.19%     0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.10%    0.90%     10.49     23.91       522,253      7,864,651      3.09%       3.92%     0.00%
            2010                 0.10%    0.90%     10.14     23.20       462,112      7,093,103     25.25%      26.26%     0.00%
            2009                 0.10%    0.90%      8.07     18.52       451,299      5,720,433     37.09%      38.18%     0.00%
            2008                 0.10%    0.90%      5.87     13.51       443,575      4,434,309    -39.68%     -39.44%     0.00%
            2007                 0.50%    0.90%     10.93     22.40       369,942      6,523,714      2.49%       2.90%     0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2011                 0.10%    0.90%     11.29     11.43       307,483      3,501,027     11.14%      11.97%     3.39%
            2010     5/20/10     0.15%    0.90%     10.16     10.21        74,346        758,110     -1.94%       2.14%     2.13%
LVIP CAPITAL GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      8.68     11.94       161,736      1,716,063     -9.83%      -9.10%     0.00%
            2010                 0.10%    0.90%      9.54     13.14        74,213        796,298     17.83%      18.84%     0.06%
            2009                 0.10%    0.90%      8.03      8.42        46,832        388,563     33.85%      34.73%     0.39%
            2008                 0.10%    0.75%      6.26      6.27        24,297        151,365    -41.93%     -41.88%     1.22%
            2007     9/11/07     0.50%    0.60%     10.78     10.79           284          3,063      1.62%       7.52%     0.13%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 0.10%    0.90%      6.87     11.99       614,842      4,728,629     -9.49%      -8.76%     0.00%
            2010                 0.10%    0.90%      7.59     13.15       516,330      4,165,925     16.92%      17.86%     0.00%
            2009                 0.10%    0.90%      6.49      7.64       467,695      3,093,113     36.59%      37.69%     0.00%
            2008                 0.10%    0.90%      4.75      4.78       295,492      1,412,407    -42.56%     -42.32%     1.38%
            2007     6/13/07     0.50%    0.90%      8.27      8.29       226,750      1,877,620    -13.91%      -7.26%     0.60%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                 0.10%    0.90%      9.16     13.17        86,363        864,421     -2.65%      -1.87%     0.00%
            2010                 0.10%    0.90%      9.41     10.43        66,365        666,492     23.65%      24.64%     0.12%
            2009                 0.10%    0.90%      7.61      8.37        29,301        229,522     23.53%      24.51%     0.69%
            2008                 0.10%    0.90%      6.19      6.20        20,223        124,965    -34.36%     -34.29%     1.10%
            2007     9/20/07     0.50%    0.60%      9.43      9.44         1,244         11,735     -6.60%      -1.99%     0.16%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.10%    0.90%     11.37     20.94     4,432,137     68,715,825      6.67%       7.53%     3.38%
            2010                 0.10%    0.90%     11.31     19.60     4,344,777     66,179,053      7.52%       8.38%     3.52%
            2009                 0.10%    0.90%     11.37     18.20     4,144,534     60,492,585     17.84%      18.78%     4.56%
            2008                 0.10%    1.00%      9.97     15.42     3,695,376     48,208,373     -3.89%      -3.41%     4.60%
            2007                 0.50%    1.00%     11.04     16.01     4,094,308     55,685,397      4.40%       4.92%     5.12%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2011                 0.10%    0.90%      9.99     10.12       128,558      1,295,170     -1.14%      -0.35%     2.41%
            2010      6/3/10     0.10%    0.90%     10.10     10.15        44,133        447,307     -0.04%       2.20%     1.56%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 0.10%    0.90%      9.50     15.44       235,864      3,080,307     -2.90%      -2.12%     2.15%
            2010                 0.10%    0.90%      9.75     15.81       242,345      3,239,210     11.47%      12.37%     2.60%
            2009                 0.10%    0.90%      8.67     13.33       291,766      3,359,155     30.81%      31.88%     1.68%
            2008                 0.10%    0.90%      6.65     10.18       263,590      2,425,259    -33.82%     -33.55%     7.27%
            2007                 0.50%    0.90%     13.10     15.35       204,110      2,860,611      5.42%       5.84%     1.74%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.10%    0.90%      8.65     12.46       177,407      1,923,868      0.29%       1.10%     1.11%
            2010                 0.10%    0.90%      8.60     12.33       195,847      2,115,831     11.92%      12.82%     1.02%
            2009                 0.10%    0.90%      7.66     10.09       178,548      1,725,741     23.56%      24.56%     1.15%
            2008                 0.10%    0.90%      6.18      8.13       190,583      1,511,079    -36.35%     -36.09%     1.57%
            2007                 0.50%    0.90%     12.59     12.73        88,104      1,105,939      5.17%       5.59%     1.26%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.10%    0.90%      8.84     15.04       222,881      2,969,594     -0.26%       0.54%     0.77%
            2010                 0.10%    0.90%      8.83     15.00       235,568      3,139,867     10.57%      11.46%     0.62%
            2009                 0.10%    0.90%      7.97     13.07       244,943      2,913,998     28.84%      29.35%     0.71%
            2008                 0.50%    0.90%      6.16     10.13       268,966      2,438,386    -35.00%     -34.74%     0.95%
            2007                 0.50%    0.90%     12.91     15.57       265,618      3,717,236      2.04%       2.45%     0.87%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.10%    0.90%    $ 9.08    $13.50       357,288    $ 3,562,626     -6.05%      -5.30%     0.33%
            2010                 0.10%    0.90%      9.66     14.26       518,861      5,208,084     29.46%      30.50%     1.06%
            2009                 0.10%    0.90%      7.46      8.10        73,938        565,275     29.27%      30.32%     1.07%
            2008                 0.10%    0.90%      5.77      5.81        75,694        438,975    -37.20%     -36.95%     2.52%
            2007      7/6/07     0.50%    0.90%      9.20      9.22        10,976        101,067     -8.87%       1.05%     1.55%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
            2011      7/7/11     0.10%    0.75%      8.36      8.39        45,278        379,209    -17.65%       0.44%     0.39%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
            2011     6/10/11     0.10%    0.75%      9.42      9.46        62,537        589,819     -5.74%       8.96%     0.22%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011     5/26/11     0.10%    0.90%     10.41     10.46        77,489        807,923      0.00%       4.33%     0.84%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 0.10%    0.90%     10.80     11.95       253,610      2,905,394      0.18%       0.99%     6.36%
            2010                 0.10%    0.90%     11.27     11.84        85,707        991,903      8.70%       9.57%     3.94%
            2009      6/8/09     0.10%    0.90%     10.29     10.80        25,001        268,959     -1.32%       8.96%     2.60%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.10%    0.90%      8.69     15.51       555,902      6,810,512     -6.53%      -5.78%     0.24%
            2010                 0.10%    0.90%      9.22     16.50       479,355      6,220,660     10.35%      11.23%     0.78%
            2009                 0.10%    0.90%      8.45     12.04       542,063      5,390,532     37.28%      37.84%     0.83%
            2008                 0.50%    0.90%      6.15      8.74       659,165      4,315,071    -41.35%     -41.11%     0.71%
            2007                 0.50%    0.90%     10.49     14.84       638,505      7,057,440     19.34%      19.82%     0.28%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2011                 0.10%    0.90%     11.07     11.21       178,702      1,993,758      1.85%       2.66%     7.31%
            2010     5/27/10     0.10%    0.90%     10.87     10.92        40,595        442,733      0.86%      12.00%     5.51%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      7.13     10.69       371,864      3,182,980    -10.68%      -9.96%     3.21%
            2010                 0.10%    0.90%      7.92     11.88       282,689      2,547,700     12.09%      12.99%     0.87%
            2009                 0.10%    0.90%      7.01      7.72       204,683      1,569,646     34.63%      35.71%     1.03%
            2008                 0.10%    0.90%      5.67      5.71       154,998        881,866    -49.40%     -49.20%     1.67%
            2007     6/29/07     0.50%    0.90%     11.21     11.24        72,245        811,137     -0.35%      15.97%     1.57%
LVIP MFS VALUE STANDARD CLASS
            2011                 0.10%    0.90%      8.60     11.94       761,549      7,548,920     -1.00%      -0.20%     1.69%
            2010                 0.10%    0.90%      8.69     11.97       513,603      4,845,960     10.59%      11.48%     1.63%
            2009                 0.10%    0.90%      7.86      8.29       298,523      2,392,317     19.88%      20.84%     1.66%
            2008                 0.10%    0.90%      6.55      6.60       186,690      1,229,617    -32.90%     -32.63%     2.29%
            2007      8/7/07     0.50%    0.90%      9.77      9.79        18,277        178,775     -2.54%       3.19%     1.52%
LVIP MID-CAP VALUE STANDARD CLASS
            2011                 0.10%    0.90%      7.95     12.39       191,131      1,765,066    -10.13%      -9.41%     0.00%
            2010                 0.10%    0.90%      8.85     13.69       155,228      1,522,792     22.79%      23.78%     0.28%
            2009                 0.10%    0.90%      7.21      8.99       119,121        895,800     41.15%      42.30%     0.60%
            2008                 0.10%    0.90%      5.11      5.14       103,116        529,432    -41.24%     -41.00%     0.43%
            2007     6/20/07     0.50%    0.90%      8.69      8.71        74,959        652,549    -15.27%      -7.42%     0.26%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.10%    0.90%      7.44     17.79     1,073,973     14,451,816     -5.07%      -4.31%     3.11%
            2010                 0.10%    0.90%      7.81     18.71       965,149     13,991,807      1.55%       2.36%     3.59%
            2009                 0.10%    0.90%      7.67     18.40       894,506     12,886,394     20.15%      21.11%     3.31%
            2008                 0.10%    0.90%      6.36     15.29     1,019,835     13,039,760    -37.22%     -36.97%     4.42%
            2007                 0.50%    0.90%     16.38     24.32     1,112,617     23,340,870     10.49%      10.93%     2.07%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.10%    0.90%      9.88     12.72     5,015,761     53,051,004     -0.87%      -0.07%     0.03%
            2010                 0.10%    0.90%      9.97     12.82     5,230,137     57,128,199     -0.85%      -0.05%     0.05%
            2009                 0.10%    0.90%     10.13     12.92     4,948,685     56,162,765     -0.60%       0.20%     0.31%
            2008                 0.10%    0.90%     10.44     12.98     5,974,770     68,869,629      1.43%       1.83%     2.26%
            2007                 0.50%    0.90%     10.99     12.79     4,117,683     47,169,046      4.03%       4.44%     4.85%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 0.35%    0.90%    $10.82    $14.79       37,201    $   437,399       0.34%       0.90%     0.79%
            2010                 0.35%    0.90%     10.78     10.94       34,337        383,743      10.47%      10.91%     1.11%
            2009                 0.50%    0.90%      9.80      9.86       26,304        257,476      23.47%      23.77%     2.10%
            2008                 0.50%    0.75%      7.97      7.97        1,637         13,025     -24.29%     -24.29%     2.16%
            2007     9/14/07     0.50%    0.50%     10.53     10.53          684          7,200       3.68%       3.68%     0.46%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 0.10%    0.90%     10.21     14.92       88,001        946,917      -0.70%       0.07%     0.78%
            2010                 0.10%    0.90%     10.21     10.51       77,823        845,364      11.03%      11.98%     0.94%
            2009                 0.10%    0.90%      9.33      9.43       70,980        666,439      24.53%      25.03%     2.12%
            2008                 0.50%    0.90%      7.53      7.54       32,502        244,683     -27.33%     -27.26%     3.11%
            2007     10/5/07     0.50%    0.60%     10.36     10.37        1,201         12,441      -0.34%       0.22%     0.38%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 0.10%    0.90%      9.87     15.26      126,164      1,314,391      -1.45%      -0.66%     0.63%
            2010                 0.10%    0.90%      9.94     10.29      130,739      1,355,756      11.54%      12.43%     0.97%
            2009                 0.10%    0.90%      9.09      9.19      106,705        976,397      26.80%      27.31%     1.84%
            2008                 0.50%    0.90%      7.17      7.22       80,748        581,772     -31.40%     -31.12%     1.46%
            2007     7/20/07     0.50%    0.90%     10.45     10.48       18,646        195,259      -0.03%       4.84%     0.52%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 0.10%    0.90%      9.37     15.83      378,529      4,051,899      -2.34%      -1.56%     0.61%
            2010                 0.10%    0.90%      9.59     16.12      382,372      4,072,413      12.65%      13.55%     0.84%
            2009                 0.10%    0.90%      8.45      8.61      334,303      2,956,721      29.78%      30.82%     1.64%
            2008                 0.10%    0.90%      6.56      6.61      110,289        727,180     -36.12%     -35.87%     0.93%
            2007     8/17/07     0.50%    0.90%     10.28     10.30       18,079        186,184      -3.41%       7.38%     0.91%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.10%    0.90%     11.39     14.93      640,053      8,193,662       2.75%       3.58%     2.10%
            2010                 0.10%    0.90%     11.14     14.45      565,185      7,107,566       9.51%      10.39%     4.10%
            2009                 0.10%    0.90%     10.09     12.42      452,332      5,208,513      23.73%      24.73%     4.85%
            2008                 0.10%    0.90%      9.85     10.00      277,103      2,669,009     -19.17%     -18.85%     1.74%
            2007                 0.50%    0.90%     12.19     12.32      161,649      1,988,703       6.81%       7.24%     3.49%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      9.63     15.58    3,759,679     44,731,860      -0.90%      -0.10%     2.02%
            2010                 0.10%    0.90%      9.69     15.63    3,421,137     40,960,389      11.71%      12.61%     3.05%
            2009                 0.10%    0.90%      8.65     11.66    2,696,664     29,419,026      27.87%      28.90%     4.72%
            2008                 0.10%    0.90%      6.74      9.08    2,131,706     18,608,556     -34.02%     -33.75%     1.19%
            2007                 0.50%    0.90%     13.57     13.71    1,408,883     19,114,010       8.83%       9.26%     1.97%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.10%    0.90%     10.62     15.35    3,553,551     43,786,443       0.26%       1.07%     1.78%
            2010                 0.10%    0.90%     10.51     15.23    3,477,820     42,797,887      10.96%      11.85%     3.02%
            2009                 0.10%    0.90%      9.40     12.21    3,204,727     35,730,922      26.89%      27.91%     4.83%
            2008                 0.10%    0.90%      7.48      9.59    1,834,416     16,763,234     -27.27%     -26.98%     2.31%
            2007                 0.50%    0.90%     12.99     13.13    1,331,965     17,424,811       8.29%       8.72%     1.58%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 0.10%    0.90%     11.10     12.26      319,937      3,788,259       6.43%       7.29%     3.41%
            2010                 0.10%    0.90%     10.74     11.42      259,019      2,894,922       5.01%       5.86%     2.23%
            2009                 0.10%    0.90%     10.65     10.79      144,657      1,548,064       3.59%       4.42%     2.61%
            2008     7/8/08      0.10%    0.90%     10.28     10.33       31,543        325,092      -0.05%       5.19%     1.07%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2011     3/11/11     0.15%    0.90%     10.79     10.90        7,983         86,558       0.59%       2.87%     1.14%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.10%    0.90%     10.78     10.78       23,785        257,620       2.03%       2.03%     0.77%
            2010     9/13/10     0.75%    0.75%     10.56     10.56        4,446         46,961       3.93%       3.93%     0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2011                 0.10%    0.90%      7.30      9.90       79,096        622,390     -12.92%     -12.22%     2.87%
            2010                 0.10%    0.90%      8.38     11.05       73,476        635,124       6.30%       7.15%     1.45%
            2009                 0.10%    0.90%      7.92      7.99       43,232        342,201      43.85%      44.58%     2.77%
            2008     8/6/08      0.10%    0.60%      5.51      5.53        3,225         17,772     -33.53%       9.84%     3.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 0.10%    0.90%    $11.06    $12.80      657,768     $8,198,088     -15.70%     -15.02%     2.60%
            2010                 0.10%    0.90%     14.66     15.06      671,908      9,953,782      26.63%      27.69%     1.48%
            2009                 0.10%    0.90%     11.65     11.80      341,217      3,992,695      88.19%      89.70%     3.23%
            2008     7/17/08     0.10%    0.90%      6.19      6.22       13,098         81,262     -38.85%       8.87%     1.27%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 0.10%    0.90%      8.45     15.43      771,094      8,394,143      -0.68%       0.12%     1.34%
            2010                 0.10%    0.90%      8.49     15.45      714,702      7,683,337       7.76%       8.63%     1.07%
            2009                 0.10%    0.90%      7.85     11.20      669,393      6,656,614      29.62%      30.67%     7.05%
            2008                 0.10%    0.90%      6.04      8.60      488,017      3,869,571     -40.99%     -40.76%     0.69%
            2007                 0.50%    0.90%     14.37     14.52      248,522      3,586,104      10.02%      10.46%     1.13%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 0.10%    0.90%      6.76      9.91      148,800      1,206,740     -13.17%     -12.47%     1.49%
            2010                 0.10%    0.90%      7.78     11.33      113,909      1,010,078       6.09%       6.94%     2.08%
            2009                 0.10%    0.90%      7.33      7.43       54,916        415,928      26.71%      27.74%     2.40%
            2008     6/12/08     0.10%    0.90%      5.79      5.82       10,531         61,056     -36.71%      14.39%     1.68%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
            2011                 0.10%    0.90%     10.07     13.54      102,884      1,133,806       1.40%       2.22%     1.76%
            2010                 0.10%    0.90%      9.93     13.25       84,317        890,872      18.13%      19.07%     1.75%
            2009                 0.10%    0.90%      8.45      8.52       42,402        364,109      34.51%      35.21%     3.30%
            2008     6/26/08     0.10%    0.60%      6.28      6.30        2,965         18,632     -29.91%       7.07%     0.68%
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
            2011                 0.10%    0.60%     10.93     10.93       54,412        592,420      -0.37%      -0.37%     1.17%
            2010    10/21/10     0.15%    0.15%     10.97     10.97          526          5,774       2.18%       2.18%     0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.15%    0.90%     10.78     10.82      129,455      1,402,428      -0.61%      -0.31%     0.36%
            2010    10/26/10     0.60%    0.90%     10.84     10.86        9,915        107,625       0.40%       1.82%     0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2011                 0.15%    0.90%     10.76     10.87      111,120      1,202,647      -3.43%      -2.70%     0.14%
            2010     10/4/10     0.15%    0.90%     11.14     11.17       15,837        176,918       1.41%       6.20%     0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.15%    0.75%     10.94     11.03      128,002      1,407,170      -2.48%      -1.89%     0.30%
            2010     9/13/10     0.10%    0.75%     11.22     11.24        4,146         46,552       3.02%       8.77%     0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.10%    0.90%      8.76     12.74      943,555     10,044,446       0.94%       1.75%     0.96%
            2010                 0.10%    0.90%      8.65     12.53      812,905      8,292,765      13.70%      14.61%     1.30%
            2009                 0.10%    0.90%      7.58      9.37      743,289      6,609,565      24.98%      25.99%     1.40%
            2008                 0.10%    0.90%      6.05      7.47      778,846      5,542,602     -37.76%     -37.51%     7.14%
            2007     4/27/07     0.50%    0.90%      9.69     11.95      120,389      1,397,673      -3.60%      -0.29%     2.05%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.10%    0.90%      8.89     12.98      318,392      3,108,916      -5.42%      -4.66%     0.38%
            2010                 0.10%    0.90%      9.40     13.63      274,935      2,740,961      25.06%      26.06%     0.54%
            2009                 0.10%    0.90%      7.52      8.59      263,354      2,015,464      24.88%      25.90%     0.82%
            2008                 0.10%    0.90%      6.02      6.06      182,279      1,104,658     -34.57%     -34.30%     2.30%
            2007     6/26/07     0.50%    0.90%      9.20      9.22       31,559        290,854      -8.71%       1.65%     0.98%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
            2011                 0.10%    0.90%     12.20     13.97      110,209      1,385,130      -3.11%      -2.31%     1.69%
            2010                 0.10%    0.90%     12.60     14.31      103,541      1,322,263      26.61%      27.63%     1.60%
            2009                 0.10%    0.90%     10.00     10.08       92,797        927,588      50.75%      51.52%     2.04%
            2008     8/18/08     0.10%    0.60%      6.63      6.65       15,366        101,903     -31.92%      10.21%     1.30%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                 0.10%    0.90%      9.20     12.96      218,798      2,185,887      -2.53%      -1.75%     0.00%
            2010                 0.10%    0.90%      9.44     13.19      168,532      1,674,243      15.69%      16.61%     0.00%
            2009                 0.10%    0.90%      8.16      8.52      137,077      1,138,377      41.80%      42.94%     0.00%
            2008                 0.10%    0.90%      5.75      5.79       97,116        561,686     -42.37%     -42.14%     0.50%
            2007      7/2/07     0.50%    0.90%      9.98     10.01       22,895        228,895      -5.41%       5.17%     0.33%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 0.10%    0.90%    $10.23    $19.72     143,932      $2,047,300      -4.73%      -3.96%     0.00%
            2010                 0.10%    0.90%     10.67     20.58     154,912       2,343,261      27.22%      28.24%     0.00%
            2009                 0.10%    0.90%      8.39     12.89     163,611       1,929,193      45.03%      45.61%     0.11%
            2008                 0.50%    0.90%      5.77      8.87     126,954       1,040,570     -43.29%     -43.06%     0.00%
            2007                 0.50%    0.90%     14.15     15.63     107,858       1,593,196      12.57%      13.02%     0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      7.82     11.15     279,160       2,414,957      -3.96%      -3.19%     2.40%
            2010                 0.10%    0.90%      8.15     11.52     126,686       1,137,791       5.61%       6.46%     2.13%
            2009                 0.10%    0.90%      7.71      8.24      90,209         714,828      26.96%      27.98%     2.28%
            2008                 0.10%    0.90%      6.07      6.11      57,578         351,754     -38.32%     -38.07%     3.85%
            2007      7/6/07     0.50%    0.90%      9.85      9.87       7,824          77,213      -4.15%       7.45%     2.24%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      9.16     13.26     208,465       2,092,272      -8.42%      -7.68%     0.00%
            2010                 0.10%    0.90%      9.92     10.41     122,566       1,327,386      26.11%      27.12%     0.00%
            2009                 0.10%    0.90%      7.80      8.22      83,373         681,819      47.09%      48.27%     0.00%
            2008                 0.10%    0.90%      5.53      5.57      45,170         250,983     -49.76%     -49.55%     0.00%
            2007     7/16/07     0.50%    0.90%     11.01     11.04      13,954         153,986      -2.02%       5.89%     0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
            2011     6/27/11     0.15%    0.75%      9.41      9.45      13,231         124,684      -7.02%       7.94%     0.46%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
            2011     5/26/11     0.15%    0.75%      8.40      8.43      51,181         430,398     -17.94%       0.87%     0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.10%    0.90%      7.97     15.26     369,122       4,815,792      -3.45%      -2.67%     0.93%
            2010                 0.10%    0.90%      8.23     15.72     365,751       4,899,983      16.87%      17.81%     0.98%
            2009                 0.10%    0.90%      7.02     11.99     408,367       4,606,714      22.19%      23.19%     1.17%
            2008                 0.10%    0.90%      5.73      9.81     506,068       4,380,051     -38.87%     -38.63%     1.77%
            2007                 0.50%    0.90%     12.34     16.05     428,276       6,085,884       3.42%       3.83%     1.22%
M BUSINESS OPPORTUNITY VALUE
            2011                 0.50%    0.90%      8.10     15.85     134,373       1,485,914      -4.99%      -4.59%     0.38%
            2010                 0.50%    0.90%      8.50     16.65     125,043       1,485,770       8.29%       8.73%     0.72%
            2009                 0.50%    0.90%      7.82     15.36     119,933       1,319,492      23.47%      23.96%     0.89%
            2008                 0.50%    0.90%      8.62     12.42     128,277       1,189,188     -35.07%     -34.81%     0.05%
            2007                 0.50%    0.90%     13.22     19.10      79,888       1,156,518       4.50%       4.91%     0.70%
M CAPITAL APPRECIATION
            2011                 0.50%    0.90%      9.97     22.03      66,157       1,070,037      -8.05%      -7.69%     0.00%
            2010                 0.50%    0.90%     10.81     23.92      59,359       1,052,242      25.87%      26.37%     0.20%
            2009                 0.50%    0.90%      8.57     18.98      61,913         856,666      47.27%      47.86%     0.04%
            2008                 0.50%    0.90%      9.16     12.87      62,565         614,808     -42.55%     -42.32%     0.00%
            2007                 0.50%    0.90%     15.88     22.36      53,180         930,893      10.91%      11.36%     0.00%
M INTERNATIONAL EQUITY
            2011                 0.50%    0.90%      6.55     17.33     175,588       1,825,836     -14.34%     -13.99%     3.35%
            2010                 0.50%    0.90%      7.63     20.20     160,569       2,013,710       3.67%       4.09%     3.10%
            2009                 0.50%    0.90%      7.34     19.46     168,632       2,133,646      24.16%      24.66%     2.45%
            2008                 0.50%    0.90%      9.43     15.65     165,195       1,744,066     -40.38%     -40.14%     3.44%
            2007                 0.50%    0.90%     15.75     26.21     155,389       2,816,997       7.04%       7.47%     2.21%
M LARGE CAP GROWTH
            2011                 0.50%    0.90%      9.36     16.93     123,217       1,657,902      -1.69%      -1.30%     0.00%
            2010                 0.50%    0.90%      9.49     17.20     125,381       1,734,733      21.96%      22.45%     0.37%
            2009                 0.50%    0.90%      7.76     14.08     138,771       1,566,643      36.17%      36.72%     0.69%
            2008                 0.50%    0.90%      7.88     10.32     161,889       1,381,095     -49.43%     -49.23%     0.02%
            2007                 0.50%    0.90%     15.52     20.38      88,839       1,517,965      21.33%      21.82%     0.41%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 0.35%    0.90%     11.86     16.25      75,094         923,920      -1.91%      -1.37%     0.89%
            2010                 0.35%    0.90%     12.09     13.55      62,336         796,038      16.17%      16.63%     1.14%
            2009                 0.50%    0.90%     10.41     11.62      69,112         747,668      31.25%      31.77%     1.69%
            2008                 0.50%    0.90%      7.93      8.82      66,579         550,044     -39.70%     -39.46%     0.83%
            2007                 0.50%    0.90%     13.15     14.56      68,662         937,063      10.15%      10.60%     0.33%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT GROWTH INITIAL CLASS
            2011                 0.10%    0.90%    $ 9.58    $16.19      730,465    $ 9,986,195      -1.22%      -0.42%      0.19%
            2010                 0.10%    0.90%      9.67     16.30      800,429     10,754,246      14.30%      15.22%      0.11%
            2009                 0.10%    0.90%      8.43     13.77      924,172     10,061,344      36.44%      37.54%      0.31%
            2008                 0.10%    0.90%      6.89     10.08    1,036,664      7,763,842     -37.98%     -37.73%      0.23%
            2007                 0.50%    0.90%     11.10     16.23    1,102,410     13,301,982      20.09%      20.57%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 0.10%    0.90%      9.76     16.99    1,802,273     23,791,748       0.86%       1.67%      2.61%
            2010                 0.10%    0.90%      9.65     16.83    1,882,719     25,530,082       8.95%       9.82%      2.74%
            2009                 0.10%    0.90%      8.83     15.43    1,931,371     24,571,274      16.97%      17.91%      3.60%
            2008                 0.10%    1.00%      7.53     13.18    1,989,435     22,162,954     -22.91%     -22.52%      3.13%
            2007                 0.50%    1.00%     12.04     17.06    2,088,500     30,358,834       3.18%       3.70%      2.49%
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.10%    0.90%      9.82     29.75    1,332,632     23,644,315       5.83%       6.68%      3.18%
            2010                 0.10%    0.90%      9.21     28.07    1,255,645     23,150,710      12.79%      13.69%      3.19%
            2009                 0.10%    0.90%      8.10     24.85    1,301,366     23,080,444      32.02%      33.09%      5.07%
            2008                 0.10%    0.90%      6.57     18.79    1,185,852     16,999,209     -38.23%     -37.98%      1.53%
            2007                 0.50%    0.90%     19.48     30.38    1,206,846     28,961,737      26.75%      27.26%      0.90%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.35%    0.90%     13.19     17.73      996,401     15,947,901      -0.43%       0.12%      0.00%
            2010                 0.35%    1.00%     13.22     17.79    1,041,517     16,681,877      27.81%      28.65%      0.00%
            2009                 0.35%    1.00%     10.32     13.92    1,173,515     14,464,263      30.29%      30.95%      0.00%
            2008                 0.50%    1.00%      7.90     10.68    1,346,375     12,519,070     -43.94%     -43.65%      0.00%
            2007                 0.50%    1.00%     14.06     19.05    1,402,411     23,180,503      21.30%      21.93%      0.00%
NB AMT PARTNERS I CLASS
            2011                 0.35%    0.90%     13.46     17.69      119,716      1,646,245     -12.15%     -11.67%      0.00%
            2010                 0.35%    0.90%     13.01     20.03      127,867      2,045,525      14.63%      15.26%      0.69%
            2009                 0.35%    0.90%     11.33     13.36      159,495      2,004,659      54.68%      54.91%      2.65%
            2008                 0.75%    0.90%      7.32      8.64      179,902      1,390,359     -52.82%     -52.75%      0.55%
            2007                 0.75%    0.90%     15.48     18.31      174,180      2,825,301       8.36%       8.52%      0.64%
NB AMT REGENCY I CLASS
            2011                 0.35%    0.90%     12.03     19.38      357,523      5,363,391      -7.34%      -6.82%      0.64%
            2010                 0.35%    0.90%     12.93     20.80      353,422      5,816,330      25.05%      25.74%      0.72%
            2009                 0.35%    0.90%     10.30     15.00      413,860      5,457,294      45.25%      45.83%      1.76%
            2008                 0.50%    0.90%      7.06     10.31      487,229      4,390,313     -46.31%     -46.09%      1.21%
            2007                 0.50%    0.90%     13.10     19.18      504,908      8,544,490       2.38%       2.79%      0.45%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2011                 0.10%    0.90%     11.56     14.50      498,568      6,798,366      -8.39%      -7.65%     14.63%
            2010                 0.10%    0.90%     14.08     15.70      250,242      3,807,483      23.41%      24.40%     15.69%
            2009      6/2/09     0.10%    0.90%     11.32     12.62       95,811      1,205,442       0.95%      29.64%      7.47%
PREMIER VIT OpCAP GLOBAL EQUITY CLASS I
            2008                 0.00%    0.00%        --        --           --             --       0.00%       0.00%      1.54%
            2007                 0.80%    0.80%     17.76     17.76       28,967        514,558       6.55%       6.55%      0.86%
PREMIER VIT OpCAP MANAGED CLASS I
            2009                 0.80%    0.80%     11.46     11.46       37,704        432,006      23.71%      23.71%      2.42%
            2008                 0.80%    0.80%      9.26      9.26       44,097        408,419     -30.32%     -30.32%      3.07%
            2007                 0.80%    0.80%     13.29     13.29       51,991        691,076       2.23%       2.23%      2.10%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 0.35%    0.90%     11.39     12.91      140,227      1,716,635      -2.06%      -1.52%      0.83%
            2010                 0.35%    0.90%     11.63     13.11      150,113      1,872,702       1.55%       2.11%      1.90%
            2009                 0.35%    0.90%     11.45     12.82      164,445      2,008,787      24.87%      25.06%      0.00%
            2008                 0.75%    0.90%      9.17     10.25      204,538      1,979,911     -17.82%     -17.69%      0.00%
            2007                 0.75%    0.90%     11.15     12.45      177,160      2,081,535      -1.49%      -1.34%      0.79%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 0.35%    0.90%     10.62     14.87      101,825      1,122,227      -5.50%      -4.97%      1.22%
            2010                 0.35%    0.90%     11.24     15.65       98,810      1,149,210      13.35%      13.98%      1.51%
            2009                 0.35%    0.90%      9.91     10.34       96,629        985,424      28.65%      28.84%      4.38%
            2008                 0.75%    0.90%      7.70      8.02      194,104      1,523,353     -39.25%     -39.16%      2.14%
            2007                 0.75%    0.90%     12.68     13.19      188,022      2,424,905      -6.88%      -6.74%      1.30%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                              AGGREGATE   AGGREGATE
                                                               COST OF    PROCEEDS
                                                              PURCHASES  FROM SALES
                                                             ----------  ----------
ABVPSF Global Thematic Growth Class A                        $  669,288  $  686,524
ABVPSF Growth and Income Class A                                672,710   1,920,363
ABVPSF International Value Class A                            2,044,362     438,268
ABVPSF Large Cap Growth Class A                                 397,617     234,229
ABVPSF Small/Mid Cap Value Class A                            1,816,539   1,813,691
American Century VP Inflation Protection Class I              4,931,763   3,414,643
American Funds Global Growth Class 2                          3,929,320   2,425,020
American Funds Global Small Capitalization Class 2            3,592,453   4,458,908
American Funds Growth Class 2                                 5,023,415   9,707,602
American Funds Growth-Income Class 2                          7,076,192   5,832,158
American Funds International Class 2                          5,960,568   4,298,038
BlackRock Global Allocation V.I. Class I                      9,516,382   1,088,601
Delaware VIP Diversified Income Standard Class                9,602,933   5,864,039
Delaware VIP Emerging Markets Standard Class                  5,159,295   3,042,574
Delaware VIP High Yield Standard Class                        6,801,221   6,101,408
Delaware VIP Limited-Term Diversified Income Standard Class   5,171,331   2,357,546
Delaware VIP REIT Standard Class                              3,507,044   5,390,701
Delaware VIP Small Cap Value Standard Class                   2,775,842   6,205,674
Delaware VIP Smid Cap Growth Standard Class                   3,213,416   3,454,139
Delaware VIP U.S. Growth Standard Class                       1,699,421   1,151,479
Delaware VIP Value Standard Class                             2,037,805   1,964,981
DWS VIP Alternative Asset Allocation Plus Class A             2,060,776     274,558
DWS VIP Equity 500 Index Class A                              2,852,626   5,727,052
DWS VIP Small Cap Index Class A                                 545,868   1,089,639
Fidelity VIP Asset Manager Initial Class                         92,136     149,380
Fidelity VIP Contrafund Service Class                         5,258,021   5,098,534
Fidelity VIP Equity-Income Initial Class                        195,531     576,627
Fidelity VIP Equity-Income Service Class                        487,365     624,278

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
                                                              PURCHASES    FROM SALES
                                                             -----------  -----------
Fidelity VIP Growth Service Class                            $ 4,034,293  $ 3,837,122
Fidelity VIP Growth Opportunities Service Class                  404,543      812,983
Fidelity VIP High Income Service Class                           227,376      362,102
Fidelity VIP Investment Grade Bond Initial Class                 244,842      364,775
Fidelity VIP Mid Cap Service Class                             3,437,390    1,333,939
Fidelity VIP Overseas Service Class                            1,123,028    1,340,630
FTVIPT Franklin Income Securities Class 1                      4,706,467    3,209,889
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1        1,160,375    2,021,540
FTVIPT Mutual Shares Securities Class 1                        4,514,119    2,166,292
FTVIPT Templeton Foreign Securities Class 1                      139,733      468,817
FTVIPT Templeton Foreign Securities Class 2                      302,205      587,484
FTVIPT Templeton Global Bond Securities Class 1                3,975,008    3,054,333
FTVIPT Templeton Growth Securities Class 1                       474,874      751,350
FTVIPT Templeton Growth Securities Class 2                       239,296      367,349
Invesco V.I. Capital Appreciation Series I                       377,614    2,203,924
Invesco V.I. Core Equity Series I                                749,684    2,526,386
Invesco V.I. Diversified Income Series I                         174,286      121,571
Invesco V.I. International Growth Series I                       396,929      799,374
Janus Aspen Series Balanced Institutional Class                1,171,302    1,676,893
Janus Aspen Series Balanced Service Class                      1,108,216    1,923,396
Janus Aspen Series Enterprise Service Class                      134,538      952,178
Janus Aspen Series Global Technology Service Class                91,628      672,997
Janus Aspen Series Worldwide Institutional Class                 508,609      940,374
Janus Aspen Series Worldwide Service Class                       168,985      273,024
LVIP Baron Growth Opportunities Standard Class                   207,964      298,492
LVIP Baron Growth Opportunities Service Class                  1,601,526    1,090,938
LVIP BlackRock Inflation Protected Bond Standard Class         2,928,225      297,614
LVIP Capital Growth Standard Class                             1,245,474      129,609
LVIP Cohen & Steers Global Real Estate Standard Class          1,225,323      250,436
LVIP Columbia Value Opportunities Standard Class                 405,610      173,096
LVIP Delaware Bond Standard Class                              8,038,221    6,604,678
LVIP Delaware Diversified Floating Rate Standard Class         1,200,185      312,377
LVIP Delaware Foundation Aggressive Allocation Standard
   Class                                                         318,978      345,099
LVIP Delaware Growth and Income Standard Class                   359,013      563,997
LVIP Delaware Social Awareness Standard Class                    242,191      417,796
LVIP Delaware Special Opportunities Standard Class             1,244,051    2,431,826
LVIP Dimensional Non-U.S. Equity Standard Class                  442,365       53,720
LVIP Dimensional U.S. Equity Standard Class                      572,989       11,117
LVIP Dimensional/Vanguard Total Bond Standard Class              777,026       10,097
LVIP Global Income Standard Class                              2,212,676      176,636
LVIP Janus Capital Appreciation Standard Class                 1,602,665      636,838
LVIP JPMorgan High Yield Standard Class                        1,931,482      292,789
LVIP MFS International Growth Standard Class                   1,336,093      317,381
LVIP MFS Value Standard Class                                  3,285,930      447,280
LVIP Mid-Cap Value Standard Class                                966,787      565,230
LVIP Mondrian International Value Standard Class               3,673,264    2,093,915
LVIP Money Market Standard Class                              46,434,608   50,662,649
LVIP Protected Profile 2010 Standard Class                        95,503       42,932
LVIP Protected Profile 2020 Standard Class                       186,572       75,642
LVIP Protected Profile 2030 Standard Class                       231,904      257,885
LVIP Protected Profile 2040 Standard Class                       418,770      352,309
LVIP Protected Profile Conservative Standard Class             3,169,550    2,170,106
LVIP Protected Profile Growth Standard Class                   7,562,676    2,943,033
LVIP Protected Profile Moderate Standard Class                 9,979,023    8,805,869
LVIP SSgA Bond Index Standard Class                            1,333,381      581,454
LVIP SSgA Conservative Index Allocation Standard Class            98,274       12,813
LVIP SSgA Conservative Structured Allocation Standard Class      457,195      249,246
LVIP SSgA Developed International 150 Standard Class             261,815      179,740
LVIP SSgA Emerging Markets 100 Standard Class                  3,544,883    2,941,583
LVIP SSgA Global Tactical Allocation Standard Class            1,810,982    1,004,806
LVIP SSgA International Index Standard Class                     580,462      197,372

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
                                                              PURCHASES    FROM SALES
                                                             -----------  -----------
LVIP SSgA Large Cap 100 Standard Class                        $  479,411   $  246,077
LVIP SSgA Moderate Index Allocation Standard Class               606,837       51,077
LVIP SSgA Moderate Structured Allocation Standard Class        1,631,844      307,726
LVIP SSgA Moderately Aggressive Index Allocation Standard
   Class                                                       1,143,896      103,888
LVIP SSgA Moderately Aggressive Structured Allocation
   Standard Class                                              1,780,432      391,388
LVIP SSgA S&P 500 Index Standard Class                         2,899,009    1,187,826
LVIP SSgA Small-Cap Index Standard Class                         803,187      289,393
LVIP SSgA Small-Mid Cap 200 Standard Class                       507,685      403,143
LVIP T. Rowe Price Growth Stock Standard Class                   877,355      298,232
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      523,460      751,035
LVIP Templeton Growth Standard Class                           1,837,640      362,934
LVIP Turner Mid-Cap Growth Standard Class                      1,757,798      757,948
LVIP Vanguard Domestic Equity ETF Standard Class                 139,281       15,331
LVIP Vanguard International Equity ETF Standard Class            490,306        2,270
LVIP Wells Fargo Intrinsic Value Standard Class                1,273,354    1,177,730
M Business Opportunity Value                                     232,330      166,337
M Capital Appreciation                                           351,651      136,507
M International Equity                                           450,611      334,438
M Large Cap Growth                                               235,008      301,649
MFS VIT Core Equity Initial Class                                355,307      216,596
MFS VIT Growth Initial Class                                     761,732    1,504,430
MFS VIT Total Return Initial Class                             1,783,560    3,258,012
MFS VIT Utilities Initial Class                                3,797,998    4,071,535
NB AMT Mid-Cap Growth I Class                                  1,245,841    2,076,169
NB AMT Partners I Class                                          141,348      327,036
NB AMT Regency I Class                                         1,068,291    1,123,540
PIMCO VIT Commodity Real Return Administrative Class           5,026,305      530,623
Putnam VT Global Health Care Class IB                            337,970      405,208
Putnam VT Growth & Income Class IB                               122,613       80,952

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                          NET
                                                               SHARES    ASSET   FAIR VALUE
                                                               OWNED     VALUE   OF SHARES   COST OF SHARES
                                                             ---------  ------  -----------  --------------
ABVPSF Global Thematic Growth Class A                          154,697  $14.87  $ 2,300,347    $ 2,510,058
ABVPSF Growth and Income Class A                               685,979   18.05   12,381,927     13,425,114
ABVPSF International Value Class A                             566,099   11.50    6,510,140      8,966,936
ABVPSF Large Cap Growth Class A                                 76,449   26.86    2,053,419      1,939,345
ABVPSF Small/Mid Cap Value Class A                             838,628   15.46   12,965,182     12,689,410
American Century VP Inflation Protection Class I             1,419,425   11.78   16,720,828     15,429,369
American Funds Global Growth Class 2                           879,104   19.29   16,957,913     17,929,499
American Funds Global Small Capitalization Class 2           1,306,363   17.04   22,260,428     24,246,757
American Funds Growth Class 2                                1,907,663   51.68   98,588,005     96,681,309
American Funds Growth-Income Class 2                         2,427,576   33.07   80,279,937     81,931,147
American Funds International Class 2                         3,015,177   15.16   45,710,082     51,678,507
BlackRock Global Allocation V.I. Class I                     1,244,793   14.87   18,510,066     19,408,169
Delaware VIP Diversified Income Standard Class               2,680,935   11.02   29,543,904     28,417,696
Delaware VIP Emerging Markets Standard Class                 1,364,765   17.51   23,897,042     25,186,720
Delaware VIP High Yield Standard Class                       3,224,613    5.68   18,315,799     17,893,417
Delaware VIP Limited-Term Diversified Income Standard Class    723,193   10.09    7,297,018      7,282,840
Delaware VIP REIT Standard Class                             2,424,700   10.47   25,386,604     26,054,336
Delaware VIP Small Cap Value Standard Class                  1,154,997   31.39   36,255,348     31,479,449
Delaware VIP Smid Cap Growth Standard Class                    846,956   23.19   19,640,898     17,756,826
Delaware VIP U.S. Growth Standard Class                        229,197    8.75    2,005,476      1,759,519
Delaware VIP Value Standard Class                              769,521   17.73   13,643,603     13,149,986
DWS VIP Alternative Asset Allocation Plus Class A              201,551   13.24    2,668,536      2,736,880
DWS VIP Equity 500 Index Class A                             2,757,138   13.20   36,394,217     33,914,267

                                                                          NET
                                                               SHARES    ASSET   FAIR VALUE
                                                               OWNED     VALUE   OF SHARES   COST OF SHARES
                                                             ---------  ------  -----------  --------------
DWS VIP Small Cap Index Class A                                777,016  $11.77  $ 9,145,483    $ 9,109,651
Fidelity VIP Asset Manager Initial Class                        53,302   13.80      735,568        782,450
Fidelity VIP Contrafund Service Class                        2,347,402   22.95   53,872,879     56,083,818
Fidelity VIP Equity-Income Initial Class                       116,725   18.69    2,181,592      2,234,091
Fidelity VIP Equity-Income Service Class                       293,694   18.63    5,471,519      6,114,090
Fidelity VIP Growth Service Class                              192,994   36.81    7,104,098      6,754,592
Fidelity VIP Growth Opportunities Service Class                138,062   18.27    2,522,401      2,139,119
Fidelity VIP High Income Service Class                         265,665    5.36    1,423,962      1,492,865
Fidelity VIP Investment Grade Bond Initial Class               131,833   12.97    1,709,875      1,724,088
Fidelity VIP Mid Cap Service Class                             483,462   28.93   13,986,543     14,102,239
Fidelity VIP Overseas Service Class                            350,216   13.58    4,755,934      5,954,251
FTVIPT Franklin Income Securities Class 1                      690,570   14.68   10,137,570     10,193,167
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1        472,963   21.19   10,022,095      9,175,952
FTVIPT Mutual Shares Securities Class 1                        608,510   15.57    9,474,495      9,680,961
FTVIPT Templeton Foreign Securities Class 1                    133,837   12.78    1,710,435      1,930,158
FTVIPT Templeton Foreign Securities Class 2                    285,377   12.56    3,584,331      3,831,487
FTVIPT Templeton Global Bond Securities Class 1                588,852   18.61   10,958,542     10,754,906
FTVIPT Templeton Growth Securities Class 1                     596,698   10.27    6,128,083      6,889,023
FTVIPT Templeton Growth Securities Class 2                     129,651   10.11    1,310,774      1,415,559
Invesco V.I. Capital Appreciation Series I                     461,863   21.42    9,893,098     10,305,831
Invesco V.I. Core Equity Series I                              532,318   26.72   14,223,525     13,483,372
Invesco V.I. Diversified Income Series I                       112,592    6.19      696,944        700,447
Invesco V.I. International Growth Series I                     205,264   26.37    5,412,806      5,055,628
Janus Aspen Series Balanced Institutional Class                369,576   26.63    9,841,812      9,813,813
Janus Aspen Series Balanced Service Class                      286,954   27.74    7,960,113      7,730,773
Janus Aspen Series Enterprise Service Class                     82,275   36.91    3,036,783      2,440,988
Janus Aspen Series Global Technology Service Class             242,057    5.17    1,251,435      1,166,007
Janus Aspen Series Worldwide Institutional Class               309,462   25.83    7,993,399      8,582,305
Janus Aspen Series Worldwide Service Class                      72,544   25.50    1,849,863      1,874,572
LVIP Baron Growth Opportunities Standard Class                  21,559   31.86      686,792        569,216
LVIP Baron Growth Opportunities Service Class                  249,123   31.49    7,844,395      6,684,179
LVIP BlackRock Inflation Protected Bond Standard Class         317,181   11.02    3,496,289      3,393,477
LVIP Capital Growth Standard Class                              73,384   23.31    1,710,217      1,731,995
LVIP Cohen & Steers Global Real Estate Standard Class          693,016    6.82    4,722,901      4,339,291
LVIP Columbia Value Opportunities Standard Class                83,464   10.36      864,441        803,799
LVIP Delaware Bond Standard Class                            4,937,204   13.92   68,706,128     65,678,700
LVIP Delaware Diversified Floating Rate Standard Class         131,279    9.87    1,295,195      1,328,171
LVIP Delaware Foundation Aggressive Allocation Standard
   Class                                                       259,841   11.86    3,080,417      3,245,644
LVIP Delaware Growth and Income Standard Class                  66,360   28.99    1,923,910      1,897,848
LVIP Delaware Social Awareness Standard Class                   97,147   30.53    2,965,700      2,812,645
LVIP Delaware Special Opportunities Standard Class             105,570   33.75    3,562,867      3,655,784
LVIP Dimensional Non-U.S. Equity Standard Class                 45,972    7.95      365,524        388,376
LVIP Dimensional U.S. Equity Standard Class                     62,461    9.23      576,519        561,518
LVIP Dimensional/Vanguard Total Bond Standard Class             73,693   10.49      773,114        767,064
LVIP Global Income Standard Class                              259,576   11.19    2,905,435      3,008,008
LVIP Janus Capital Appreciation Standard Class                 336,557   20.23    6,809,898      6,614,590
LVIP JPMorgan High Yield Standard Class                        195,778   10.14    1,984,991      2,053,963
LVIP MFS International Growth Standard Class                   288,348   10.91    3,146,743      3,342,993
LVIP MFS Value Standard Class                                  334,449   22.45    7,506,713      7,198,948
LVIP Mid-Cap Value Standard Class                              137,224   12.86    1,764,012      1,741,175
LVIP Mondrian International Value Standard Class             1,009,502   14.31   14,445,971     16,455,490
LVIP Money Market Standard Class                             5,301,865   10.00   53,018,646     53,018,645
LVIP Protected Profile 2010 Standard Class                      41,250   10.60      437,414        388,517
LVIP Protected Profile 2020 Standard Class                      93,213   10.16      946,948        822,276
LVIP Protected Profile 2030 Standard Class                     131,050   10.03    1,314,430      1,197,563
LVIP Protected Profile 2040 Standard Class                     426,383    9.50    4,051,922      3,623,026
LVIP Protected Profile Conservative Standard Class             670,190   12.23    8,193,743      7,742,824
LVIP Protected Profile Growth Standard Class                 3,995,372   11.19   44,708,208     44,450,082
LVIP Protected Profile Moderate Standard Class               3,696,619   11.84   43,782,754     41,131,176
LVIP SSgA Bond Index Standard Class                            329,991   11.42    3,768,498      3,620,097
LVIP SSgA Conservative Index Allocation Standard Class           8,043   10.75       86,465         85,410

                                                                          NET
                                                               SHARES    ASSET  FAIR VALUE
                                                               OWNED     VALUE   OF SHARES   COST OF SHARES
                                                             ---------  ------  -----------  --------------
LVIP SSgA Conservative Structured Allocation Standard Class     24,057  $10.71  $   257,625    $   258,911
LVIP SSgA Developed International 150 Standard Class            84,956    7.32      621,453        669,432
LVIP SSgA Emerging Markets 100 Standard Class                  776,080   10.56    8,198,514      9,181,222
LVIP SSgA Global Tactical Allocation Standard Class            822,588   10.19    8,384,639      8,715,940
LVIP SSgA International Index Standard Class                   176,145    6.85    1,206,768      1,302,396
LVIP SSgA Large Cap 100 Standard Class                         108,939   10.41    1,133,835      1,034,748
LVIP SSgA Moderate Index Allocation Standard Class              53,763   10.66      573,331        561,791
LVIP SSgA Moderate Structured Allocation Standard Class        131,809   10.63    1,401,527      1,429,080
LVIP SSgA Moderately Aggressive Index Allocation Standard
   Class                                                       113,632   10.58    1,202,679      1,212,400
LVIP SSgA Moderately Aggressive Structured Allocation
   Standard Class                                              131,379   10.71    1,407,199      1,423,955
LVIP SSgA S&P 500 Index Standard Class                       1,126,811    8.90   10,024,107      9,093,708
LVIP SSgA Small-Cap Index Standard Class                       182,547   17.03    3,108,046      2,721,601
LVIP SSgA Small-Mid Cap 200 Standard Class                     112,014   12.37    1,385,168      1,261,059
LVIP T. Rowe Price Growth Stock Standard Class                 125,274   17.44    2,184,148      2,017,281
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    147,584   13.87    2,047,281      1,834,637
LVIP Templeton Growth Standard Class                            99,906   24.16    2,413,931      2,533,131
LVIP Turner Mid-Cap Growth Standard Class                      200,589   10.43    2,092,342      2,148,377
LVIP Vanguard Domestic Equity ETF Standard Class                13,615    9.16      124,688        123,801
LVIP Vanguard International Equity ETF Standard Class           53,801    8.00      430,411        487,434
LVIP Wells Fargo Intrinsic Value Standard Class                373,658   12.89    4,815,329      4,770,448
M Business Opportunity Value                                   151,012    9.84    1,485,958      1,562,245
M Capital Appreciation                                          50,167   21.33    1,070,070      1,115,681
M International Equity                                         186,696    9.78    1,825,890      2,515,869
M Large Cap Growth                                             102,979   16.10    1,657,954      1,528,806
MFS VIT Core Equity Initial Class                               60,271   15.33      923,959        858,755
MFS VIT Growth Initial Class                                   405,766   24.56    9,965,622      8,701,980
MFS VIT Total Return Initial Class                           1,284,151   18.53   23,795,319     23,919,459
MFS VIT Utilities Initial Class                                906,280   26.08   23,635,785     21,626,534
NB AMT Mid-Cap Growth I Class                                  578,575   27.55   15,939,748     12,357,594
NB AMT Partners I Class                                        165,898    9.99    1,657,320      1,822,698
NB AMT Regency I Class                                         376,245   14.26    5,365,254      5,041,437
PIMCO VIT Commodity Real Return Administrative Class           943,257    7.20    6,791,449      8,009,145
Putnam VT Global Health Care Class IB                          146,902   11.69    1,717,286      1,718,526
Putnam VT Growth & Income Class IB                              73,358   15.30    1,122,382      1,319,386

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                              UNITS    UNITS    NET INCREASE
                                                              ISSUED  REDEEMED   (DECREASE)
                                                             -------  --------  ------------
ABVPSF Global Thematic Growth Class A                         56,686   (56,182)        504
ABVPSF Growth and Income Class A                              58,484  (173,169)   (114,685)
ABVPSF International Value Class A                           208,841   (54,914)    153,927
ABVPSF Large Cap Growth Class A                               26,980   (18,786)      8,194
ABVPSF Small/Mid Cap Value Class A                           156,053   (96,641)     59,412
American Century VP Inflation Protection Class I             324,120  (248,471)     75,649
American Funds Global Growth Class 2                         298,985  (184,032)    114,953
American Funds Global Small Capitalization Class 2           302,380  (266,278)     36,102
American Funds Growth Class 2                                373,177  (760,272)   (387,095)
American Funds Growth-Income Class 2                         526,016  (443,588)     82,428
American Funds International Class 2                         517,579  (273,270)    244,309
BlackRock Global Allocation V.I. Class I                     742,741   (84,192)    658,549
Delaware VIP Diversified Income Standard Class               560,453  (388,485)    171,968
Delaware VIP Emerging Markets Standard Class                 401,829  (129,660)    272,169
Delaware VIP High Yield Standard Class                       319,250  (338,434)    (19,184)
Delaware VIP Limited-Term Diversified Income Standard Class  436,041  (195,507)    240,534
Delaware VIP REIT Standard Class                             247,996  (268,479)    (20,483)
Delaware VIP Small Cap Value Standard Class                  252,092  (275,169)    (23,077)
Delaware VIP Smid Cap Growth Standard Class                  146,749  (164,546)    (17,797)

                                                              UNITS        UNITS    NET INCREASE
                                                              ISSUED     REDEEMED     (DECREASE)
                                                             ---------  ----------  ------------
Delaware VIP U.S. Growth Standard Class                        126,162     (85,675)     40,487
Delaware VIP Value Standard Class                              137,818    (139,392)     (1,574)
DWS VIP Alternative Asset Allocation Plus Class A              163,545     (21,833)    141,712
DWS VIP Equity 500 Index Class A                               169,312    (517,679)   (348,367)
DWS VIP Small Cap Index Class A                                 45,517     (67,727)    (22,210)
Fidelity VIP Asset Manager Initial Class                         8,378      (9,294)       (916)
Fidelity VIP Contrafund Service Class                          391,188    (300,281)     90,907
Fidelity VIP Equity-Income Initial Class                         9,135     (43,174)    (34,039)
Fidelity VIP Equity-Income Service Class                        29,831     (47,320)    (17,489)
Fidelity VIP Growth Service Class                              274,898    (331,066)    (56,168)
Fidelity VIP Growth Opportunities Service Class                 26,591     (76,165)    (49,574)
Fidelity VIP High Income Service Class                          13,791     (26,657)    (12,866)
Fidelity VIP Investment Grade Bond Initial Class                46,042     (21,845)     24,197
Fidelity VIP Mid Cap Service Class                             258,213     (92,863)    165,350
Fidelity VIP Overseas Service Class                             81,899     (95,132)    (13,233)
FTVIPT Franklin Income Securities Class 1                      327,280    (250,402)     76,878
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1         86,507    (123,375)    (36,868)
FTVIPT Mutual Shares Securities Class 1                        391,328    (205,637)    185,691
FTVIPT Templeton Foreign Securities Class 1                     16,932     (27,201)    (10,269)
FTVIPT Templeton Foreign Securities Class 2                     18,237     (37,172)    (18,935)
FTVIPT Templeton Global Bond Securities Class 1                195,928    (167,316)     28,612
FTVIPT Templeton Growth Securities Class 1                      40,273     (52,811)    (12,538)
FTVIPT Templeton Growth Securities Class 2                      14,722     (24,112)     (9,390)
Invesco V.I. Capital Appreciation Series I                      28,728    (327,135)   (298,407)
Invesco V.I. Core Equity Series I                               38,438    (238,178)   (199,740)
Invesco V.I. Diversified Income Series I                        10,826      (9,299)      1,527
Invesco V.I. International Growth Series I                      36,042     (42,062)     (6,020)
Janus Aspen Series Balanced Institutional Class                 40,303     (92,105)    (51,802)
Janus Aspen Series Balanced Service Class                       46,568    (112,361)    (65,793)
Janus Aspen Series Enterprise Service Class                     11,231     (47,978)    (36,747)
Janus Aspen Series Global Technology Service Class               7,317    (151,832)   (144,515)
Janus Aspen Series Worldwide Institutional Class                26,498    (114,807)    (88,309)
Janus Aspen Series Worldwide Service Class                      14,769     (23,819)     (9,050)
LVIP Baron Growth Opportunities Standard Class                  14,990     (22,464)     (7,474)
LVIP Baron Growth Opportunities Service Class                  121,988     (61,847)     60,141
LVIP BlackRock Inflation Protected Bond Standard Class         259,754     (26,617)    233,137
LVIP Capital Growth Standard Class                              98,503     (10,980)     87,523
LVIP Cohen & Steers Global Real Estate Standard Class          128,137     (29,625)     98,512
LVIP Columbia Value Opportunities Standard Class                38,535     (18,537)     19,998
LVIP Delaware Bond Standard Class                              446,762    (359,402)     87,360
LVIP Delaware Diversified Floating Rate Standard Class         115,481     (31,056)     84,425
LVIP Delaware Foundation Aggressive Allocation Standard
   Class                                                        19,119     (25,600)     (6,481)
LVIP Delaware Growth and Income Standard Class                  31,043     (49,483)    (18,440)
LVIP Delaware Social Awareness Standard Class                   18,854     (31,541)    (12,687)
LVIP Delaware Special Opportunities Standard Class              80,085    (241,658)   (161,573)
LVIP Dimensional Non-U.S. Equity Standard Class                 50,795      (5,517)     45,278
LVIP Dimensional U.S. Equity Standard Class                     63,759      (1,222)     62,537
LVIP Dimensional/Vanguard Total Bond Standard Class             78,430        (941)     77,489
LVIP Global Income Standard Class                              182,982     (15,079)    167,903
LVIP Janus Capital Appreciation Standard Class                 136,589     (60,042)     76,547
LVIP JPMorgan High Yield Standard Class                        164,500     (26,393)    138,107
LVIP MFS International Growth Standard Class                   125,215     (36,040)     89,175
LVIP MFS Value Standard Class                                  296,880     (48,934)    247,946
LVIP Mid-Cap Value Standard Class                               95,703     (59,800)     35,903
LVIP Mondrian International Value Standard Class               232,051    (123,227)    108,824
LVIP Money Market Standard Class                             4,577,348  (4,791,724)   (214,376)
LVIP Protected Profile 2010 Standard Class                       6,779      (3,915)      2,864
LVIP Protected Profile 2020 Standard Class                      16,854      (6,676)     10,178
LVIP Protected Profile 2030 Standard Class                      21,030     (25,605)     (4,575)
LVIP Protected Profile 2040 Standard Class                      39,949     (43,792)     (3,843)
LVIP Protected Profile Conservative Standard Class             239,999    (165,131)     74,868
LVIP Protected Profile Growth Standard Class                   579,819    (241,277)    338,542

                                                               UNITS      UNITS     NET INCREASE
                                                               ISSUED    REDEEMED    (DECREASE)
                                                             ---------  ---------  -------------
LVIP Protected Profile Moderate Standard Class                752,819   (677,088)      75,731
LVIP SSgA Bond Index Standard Class                           111,084    (50,166)      60,918
LVIP SSgA Conservative Index Allocation Standard Class          9,162     (1,179)       7,983
LVIP SSgA Conservative Structured Allocation Standard Class    42,336    (22,997)      19,339
LVIP SSgA Developed International 150 Standard Class           26,789    (21,169)       5,620
LVIP SSgA Emerging Markets 100 Standard Class                 188,478   (202,618)     (14,140)
LVIP SSgA Global Tactical Allocation Standard Class           158,579   (102,187)      56,392
LVIP SSgA International Index Standard Class                   58,366    (23,475)      34,891
LVIP SSgA Large Cap 100 Standard Class                         41,669    (23,102)      18,567
LVIP SSgA Moderate Index Allocation Standard Class             58,623     (4,737)      53,886
LVIP SSgA Moderate Structured Allocation Standard Class       147,387    (27,847)     119,540
LVIP SSgA Moderately Aggressive Index Allocation Standard
   Class                                                      104,604     (9,321)      95,283
LVIP SSgA Moderately Aggressive Structured Allocation
   Standard Class                                             158,285    (34,429)     123,856
LVIP SSgA S&P 500 Index Standard Class                        241,335   (110,685)     130,650
LVIP SSgA Small-Cap Index Standard Class                       71,140    (27,683)      43,457
LVIP SSgA Small-Mid Cap 200 Standard Class                     37,891    (31,223)       6,668
LVIP T. Rowe Price Growth Stock Standard Class                 80,278    (30,012)      50,266
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    36,216    (47,196)     (10,980)
LVIP Templeton Growth Standard Class                          193,138    (40,664)     152,474
LVIP Turner Mid-Cap Growth Standard Class                     148,394    (62,495)      85,899
LVIP Vanguard Domestic Equity ETF Standard Class               14,890     (1,659)      13,231
LVIP Vanguard International Equity ETF Standard Class          51,409       (228)      51,181
LVIP Wells Fargo Intrinsic Value Standard Class                93,872    (90,501)       3,371
M Business Opportunity Value                                   22,449    (13,119)       9,330
M Capital Appreciation                                         13,971     (7,173)       6,798
M International Equity                                         39,412    (24,393)      15,019
M Large Cap Growth                                             19,072    (21,236)      (2,164)
MFS VIT Core Equity Initial Class                              28,780    (16,022)      12,758
MFS VIT Growth Initial Class                                   60,381   (130,345)     (69,964)
MFS VIT Total Return Initial Class                            127,425   (207,871)     (80,446)
MFS VIT Utilities Initial Class                               251,964   (174,977)      76,987
NB AMT Mid-Cap Growth I Class                                  77,702   (122,818)     (45,116)
NB AMT Partners I Class                                        16,383    (24,534)      (8,151)
NB AMT Regency I Class                                         63,475    (59,374)       4,101
PIMCO VIT Commodity Real Return Administrative Class          281,109    (32,783)     248,326
Putnam VT Global Health Care Class IB                          20,539    (30,425)      (9,886)
Putnam VT Growth & Income Class IB                              9,544     (6,529)       3,015

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                               UNITS       UNITS    NET INCREASE
                                                               ISSUED    REDEEMED    (DECREASE)
                                                             ---------  ----------  ------------
ABVPSF Global Thematic Growth Class A                          101,609    (103,767)     (2,158)
ABVPSF Growth and Income Class A                               190,125    (244,718)    (54,593)
ABVPSF International Value Class A                             265,080    (171,865)     93,215
ABVPSF Large Cap Growth Class A                                 39,751     (55,510)    (15,759)
ABVPSF Small/Mid Cap Value Class A                             238,559    (249,010)    (10,451)
American Century VP Inflation Protection Class I               546,223    (688,071)   (141,848)
American Funds Global Growth Class 2                           370,308    (234,411)    135,897
American Funds Global Small Capitalization Class 2             572,747    (588,592)    (15,845)
American Funds Growth Class 2                                1,850,394  (2,391,591)   (541,197)
American Funds Growth-Income Class 2                         1,573,108  (1,510,819)     62,289
American Funds International Class 2                         1,128,545    (997,769)    130,776
BlackRock Global Allocation V.I. Class I                       836,368    (102,101)    734,267
Delaware VIP Diversified Income Standard Class                 834,939  (1,405,140)   (570,201)
Delaware VIP Emerging Markets Standard Class                   700,125    (559,693)    140,432
Delaware VIP High Yield Standard Class                         480,353    (561,754)    (81,401)
Delaware VIP Limited-Term Diversified Income Standard Class    273,091     (84,113)    188,978
Delaware VIP REIT Standard Class                               675,680    (445,682)    229,998
Delaware VIP Small Cap Value Standard Class                    922,500    (712,914)    209,586
Delaware VIP Smid Cap Growth Standard Class                  1,180,653    (126,572)  1,054,081

                                                               UNITS       UNITS    NET INCREASE
                                                               ISSUED    REDEEMED    (DECREASE)
                                                             ---------  ----------  ------------
Delaware VIP Trend Standard Class                              234,687  (1,457,763) (1,223,076)
Delaware VIP U.S. Growth Standard Class                         48,819     (50,598)     (1,779)
Delaware VIP Value Standard Class                              278,356    (279,466)     (1,110)
DWS VIP Alternative Asset Allocation Plus Class A               75,557      (7,683)     67,874
DWS VIP Equity 500 Index Class A                             1,053,063  (1,524,938)   (471,875)
DWS VIP Small Cap Index Class A                                124,455    (223,087)    (98,632)
Fidelity VIP Asset Manager Initial Class                        44,841     (38,359)      6,482
Fidelity VIP Contrafund Service Class                        1,168,159  (1,086,467)     81,692
Fidelity VIP Equity-Income Initial Class                        94,108    (148,464)    (54,356)
Fidelity VIP Equity-Income Service Class                        54,033     (69,666)    (15,633)
Fidelity VIP Growth Service Class                              233,537    (285,217)    (51,680)
Fidelity VIP Growth Opportunities Service Class                 74,771    (149,324)    (74,553)
Fidelity VIP High Income Service Class                          46,573     (54,470)     (7,897)
Fidelity VIP Investment Grade Bond Initial Class                70,038     (75,338)     (5,300)
Fidelity VIP Mid Cap Service Class                             376,955    (222,697)    154,258
Fidelity VIP Overseas Service Class                            197,778    (169,371)     28,407
FTVIPT Franklin Income Securities Class 1                      305,679    (166,682)    138,997
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1        247,696    (216,410)     31,286
FTVIPT Mutual Shares Securities Class 1                        346,456    (127,924)    218,532
FTVIPT Templeton Foreign Securities Class 1                     83,387    (114,773)    (31,386)
FTVIPT Templeton Foreign Securities Class 2                    122,689    (151,315)    (28,626)
FTVIPT Templeton Global Asset Allocation Class 1                 1,824     (56,918)    (55,094)
FTVIPT Templeton Global Bond Securities Class 1                217,124    (383,022)   (165,898)
FTVIPT Templeton Growth Securities Class 1                      96,988     (96,213)        775
FTVIPT Templeton Growth Securities Class 2                      45,721     (65,892)    (20,171)
Invesco V.I. Capital Appreciation Series I                     501,901    (989,993)   (488,092)
Invesco V.I. Core Equity Series I                              517,657    (786,447)   (268,790)
Invesco V.I. Diversified Income Series I                        49,205     (43,216)      5,989
Invesco V.I. International Growth Series I                     146,052    (172,844)    (26,792)
Janus Aspen Series Balanced Institutional Class                340,832    (354,680)    (13,848)
Janus Aspen Series Balanced Service Class                      283,516    (259,149)     24,367
Janus Aspen Series Enterprise Service Class                     73,805     (79,860)     (6,055)
Janus Aspen Series Global Technology Service Class             172,198    (216,075)    (43,877)
Janus Aspen Series Worldwide Institutional Class               305,001    (534,879)   (229,878)
Janus Aspen Series Worldwide Service Class                      20,451     (47,534)    (27,083)
LVIP Baron Growth Opportunities Standard Class                  45,432     (46,999)     (1,567)
LVIP Baron Growth Opportunities Service Class                  197,154    (186,341)     10,813
LVIP BlackRock Inflation Protected Bond Standard Class          76,847      (2,501)     74,346
LVIP Capital Growth Standard Class                              35,233      (7,852)     27,381
LVIP Cohen & Steers Global Real Estate Standard Class          254,921    (206,286)     48,635
LVIP Columbia Value Opportunities Standard Class                52,558     (15,494)     37,064
LVIP Delaware Bond Standard Class                            1,370,960  (1,170,717)    200,243
LVIP Delaware Diversified Floating Rate Standard Class          55,444     (11,311)     44,133
LVIP Delaware Foundation Aggressive Allocation Standard
   Class                                                        48,569     (97,990)    (49,421)
LVIP Delaware Growth and Income Standard Class                  51,849     (34,550)     17,299
LVIP Delaware Social Awareness Standard Class                   61,370     (70,745)     (9,375)
LVIP Delaware Special Opportunities Standard Class             520,950     (76,027)    444,923
LVIP Global Income Standard Class                               85,838     (25,132)     60,706
LVIP Janus Capital Appreciation Standard Class                 211,563    (274,271)    (62,708)
LVIP JPMorgan High Yield Standard Class                         47,707      (7,112)     40,595
LVIP MFS International Growth Standard Class                   135,684     (57,678)     78,006
LVIP MFS Value Standard Class                                  270,984     (55,904)    215,080
LVIP Mid-Cap Value Standard Class                               70,285     (34,178)     36,107
LVIP Mondrian International Value Standard Class               313,605    (242,962)     70,643
LVIP Money Market Standard Class                             9,595,597  (9,314,145)    281,452
LVIP SSgA Bond Index Standard Class                            194,732     (80,370)    114,362
LVIP SSgA Conservative Structured Allocation Standard Class      4,507         (61)      4,446
LVIP SSgA Developed International 150 Standard Class            43,871     (13,627)     30,244
LVIP SSgA Emerging Markets 100 Standard Class                  539,074    (208,383)    330,691
LVIP SSgA Global Tactical Allocation Standard Class            226,068    (180,759)     45,309
LVIP SSgA International Index Standard Class                    79,348     (20,355)     58,993
LVIP SSgA Large Cap 100 Standard Class                          48,252      (6,337)     41,915

                                                               UNITS       UNITS   NET INCREASE
                                                               ISSUED    REDEEMED   (DECREASE)
                                                             ---------  ---------  -------------
LVIP SSgA Moderate Index Allocation Standard Class                 531        (5)         526
LVIP SSgA Moderate Structured Allocation Standard Class         10,131      (216)       9,915
LVIP SSgA Moderately Aggressive Index Allocation Standard
   Class                                                        16,755      (918)      15,837
LVIP SSgA Moderately Aggressive Structured Allocation
   Standard Class                                                4,378      (232)       4,146
LVIP SSgA S&P 500 Index Standard Class                         641,531  (571,915)      69,616
LVIP SSgA Small-Cap Index Standard Class                       115,551  (103,970)      11,581
LVIP SSgA Small-Mid Cap 200 Standard Class                      68,018   (57,274)      10,744
LVIP T. Rowe Price Growth Stock Standard Class                  84,513   (53,058)      31,455
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     88,925   (97,624)      (8,699)
LVIP Templeton Growth Standard Class                            64,641   (28,164)      36,477
LVIP Turner Mid-Cap Growth Standard Class                       94,049   (54,856)      39,193
LVIP Wells Fargo Intrinsic Value Standard Class                102,134  (144,750)     (42,616)
LVIP Protected Profile 2010 Standard Class                      18,600   (10,567)       8,033
LVIP Protected Profile 2020 Standard Class                      25,305   (18,462)       6,843
LVIP Protected Profile 2030 Standard Class                      45,632   (21,598)      24,034
LVIP Protected Profile 2040 Standard Class                     156,452  (108,383)      48,069
LVIP Protected Profile Conservative Standard Class             230,664  (117,811)     112,853
LVIP Protected Profile Moderate Standard Class                 863,507  (590,414)     273,093
LVIP Protected Profile Growth Standard Class                 1,142,859  (418,386)     724,473
M Business Opportunity Value                                    33,970   (28,860)       5,110
M Capital Appreciation                                          17,653   (20,207)      (2,554)
M International Equity                                          42,277   (50,340)      (8,063)
M Large Cap Growth                                              26,122   (39,512)     (13,390)
MFS VIT Core Equity Initial Class                                9,135   (15,911)      (6,776)
MFS VIT Growth Initial Class                                   366,953  (490,696)    (123,743)
MFS VIT Total Return Initial Class                             509,763  (558,415)     (48,652)
MFS VIT Utilities Initial Class                                684,254  (729,975)     (45,721)
NB AMT Mid-Cap Growth I Class                                  254,678  (386,676)    (131,998)
NB AMT Partners I Class                                         54,235   (85,863)     (31,628)
NB AMT Regency I Class                                          48,962  (109,400)     (60,438)
PIMCO VIT Commodity Real Return Administrative Class           218,859   (64,428)     154,431
Premier VIT OpCap Managed Class I                                1,221   (38,925)     (37,704)
Putnam VT Global Health Care Class IB                           89,495  (103,827)     (14,332)
Putnam VT Growth & Income Class IB                              22,126   (19,945)       2,181

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 3, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
---------------------

Philadelphia, Pennsylvania
April 3, 2012